Exhibit 10.1

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT dated as of June 30, 2011, among SURGICAL CARE AFFILIATES, LLC (the “Borrower”), ASC ACQUISITION LLC, ( “Holdings”) the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”), under the Credit Agreement dated as of June 29, 2007, as amended (as in effect on the date hereof, the “Existing Credit Agreement”), among the Borrower, Holdings, the lenders party thereto and the Administrative Agent.

WHEREAS the Borrower has requested, and the undersigned Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Existing Credit Agreement be amended and restated as provided herein.

NOW, THEREFORE, the Borrower, Holdings, the undersigned Lenders and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended and Restated Credit Agreement (as defined in Section 4 below); provided that the defined term “Lender” as used herein shall have the meaning specified in the Existing Credit Agreement.

SECTION 2. Restatement Effective Date. (a) The funding of the Class A Incremental Term Loans described in Section 3 and the amendment and restatement of the Existing Credit Agreement provided for in Section 4 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP.

(b) The “Restatement Effective Date” shall be a date as of which all the conditions set forth or referred to in Section 8 hereof shall have been satisfied. This Agreement shall terminate at 5:00 p.m., New York City time, on August 1, 2011, if the Restatement Effective Date shall not have occurred at or prior to such time.

SECTION 3. Class A Incremental Term Facility Commitments. Subject to the terms and conditions set forth herein, each Class A Incremental Term Lender agrees to make a Class A Incremental Term Loan to the Borrower on the Restatement Effective Date in an aggregate principal amount not exceeding such Class A Incremental Term Lender’s commitment in respect of the Class A Incremental Term Facility as set forth opposite such party’s name on Schedule 2.01A.

SECTION 4. Amendment and Restatement of the Existing Credit Agreement. (a) Effective on the Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Amended and Restated Credit Agreement”). From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended and Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Amended and Restated Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Amended and Restated Credit Agreement.

(b) All “Commitments” as defined in, and in effect under, the Existing Credit Agreement on the Restatement Effective Date shall continue in effect under the Amended and Restated Credit Agreement, and all “Loans” and “Letters of Credit” as defined in, and outstanding under, the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Amended and Restated Credit Agreement, and on and after the Restatement Effective Date the terms of the Amended and Restated Credit Agreement will govern the rights and obligations of the Borrower, the Lenders and the Administrative Agent with respect thereto.

(c) The amendment and restatement of the Existing Credit Agreement as contemplated hereby shall not be construed to discharge or otherwise affect any obligations of the Borrower accrued or otherwise owing under the Existing Credit Agreement that have not been paid, it being understood that such obligations will constitute obligations under the Amended and Restated Credit Agreement.

SECTION 5. Classification of Revolving Credit Commitments and Revolving Credit Exposure; Etc. (a) Effective upon the Restatement Effective Date (i) each Revolving Credit Lender that, on or prior to 5:00 p.m., New York City time, on June 30, 2011, has executed and delivered to the Administrative Agent (or its counsel) a counterpart of this Agreement (or evidence thereof as contemplated by Section 8(a) below) that includes an agreement to extend the maturity date in respect of all or a portion of the Revolving Credit Facility Commitments and the Revolving Credit Loans shall be a Class B Revolving Credit Lender in respect of such extended portion and a Class A Revolving Credit Lender in respect of the remaining portion of its Revolving Credit Commitment, (ii) the existing maturity date of the applicable Class B Revolving Credit Commitments shall, as to the Class B Revolving Credit Lenders, be extended to the Class B Revolving Credit Facility Maturity Date, (iii) each other Revolving Credit Lender shall be a Class A Revolving Credit Lender under the Amended and Restated Credit Agreement, and its Revolving Credit Commitment and Revolving Credit Loans shall be a Class A Revolving Credit Commitment and Class A Revolving Credit Loans thereunder, and (iv) each Revolving Credit Lender shall have a participation or obligations to acquire a participation in each Letter of Credit or Swingline Loan equal to its Pro Rata Share of the Revolving Credit Facility, in accordance with the Amended and Restated Credit Agreement.

(b) The Administrative Agent is hereby authorized to (i) prepare Schedule 2.01A to the Amended and Restated Credit Agreement, reflecting the Class A Revolving Credit Commitments and Class B Revolving Credit Commitments as of the Restatement Effective Date. Promptly after the Restatement Effective Date, the Administrative Agent shall make available to the Borrower and the Lenders copies of the version of the Amended and Restated Credit Agreement and Schedule 2.01A thereto so prepared by it, and the amounts reflected therein shall be conclusive absent demonstrable error.

SECTION 6. Classification of Term Commitments and Term Loans; Etc. (a) Effective upon the Restatement Effective Date (i) each Term Lender that, on or prior to 5:00 p.m., New York City time, on August 1, 2011, has executed and delivered to the Administrative Agent (or its counsel) a counterpart of this Agreement (or evidence thereof as contemplated by Section 8(a) below) that includes an agreement to extend the maturity date in respect of all or a portion of its Term Loans shall be a Class B Term Lender in respect of such extended portion and a Class A Term Lender in respect of the remaining portion of its Term Loan, (ii) the existing maturity date of the applicable Class B Term Loans shall, as to the Class B Term Lenders, be extended to such date as shall be specified herein and (iii) each other Term Lender shall be a Class A Term Lender under the Amended and Restated Credit Agreement, and its Term Loans shall be Class A Term Loans thereunder.

(b) The Administrative Agent is hereby authorized to (i) prepare Schedule 2.01B to the Amended and Restated Credit Agreement, reflecting the Class A Term Loans and Class B Term Loans as of the Restatement Effective Date. Promptly after the Restatement Effective Date, the Administrative Agent shall make available to the Borrower and the Lenders copies of the version of the Amended and Restated Credit Agreement and Schedule 2.01B thereto so prepared by it, and the amounts reflected therein shall be conclusive absent demonstrable error.

SECTION 7. Amendment and Upfront Fees. The Borrower agrees to pay to the Administrative Agent, (a) for the account of each Lender that on or prior to 5:00 p.m., New York City time, on August 1, 2011, executes and delivers to the Administrative Agent (or its counsel) a counterpart to this Agreement (or evidence thereof as contemplated by Section 8(a) below), an amendment fee equal to 0.25% of such Lender’s outstanding Term Loans, outstanding Revolving Credit Exposure and unused commitments in respect of the Revolving Credit Facility at such time and (b) for the account of each Revolving Credit Lender that, on or prior to 5:00 p.m., New York City time, on August 1, 2011, executes and delivers to the Administrative Agent (or its counsel) a counterpart to this Agreement that includes an agreement to extend the term of its Revolving Credit Facility Commitments and to extend the maturity date of its Revolving Credit Loans, in each case to the Class B Revolving Credit Maturity Date, an upfront fee equal to 1.25% of the sum of such Lender’s Revolving Credit Exposure and unused Revolving Credit Commitments, in each case under the Existing Credit Agreement. Such fees shall be due and payable on the Restatement Effective Date.

SECTION 8. Conditions. The effectiveness of the amendment and restatement of the Existing Credit Agreement pursuant to Section 4 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i) executed counterparts of this Agreement and each Guaranty;

(ii) a Note executed by the Borrower in favor of each Lender that has requested a Note at least two Business Days in advance of the Closing Date;

(iii) The Administrative Agent shall have received an opinion from Cleary Gottlieb Steen & Hamilton LLP, New York counsel to the Loan Parties substantially in the form of Exhibit B-1 and an opinion from Bradley Arant Boult Cummings LLP substantially in the form of Exhibit B-2;

(iv) The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date;

(b) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects as of the Restatement Effective Date, no Default or Event of Default shall have occurred and be continuing as of the Restatement Effective Date and the Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, the Chief Executive Officer, a Vice President or a Financial Officer of the Borrower, confirming the foregoing.

(c) The Administrative Agent and, if applicable, the relevant L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d) All fees and expenses required to be paid hereunder and invoiced on or before the Closing Date shall have been paid in full in cash.

(e) The Arrangers shall have received on or prior to the Closing Date all documentation and other information reasonably requested in writing by them at least five Business Days prior to the Closing Date in order to allow the Arrangers and the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(f) each Loan Party shall have entered into a written instrument reasonably satisfactory to the Administrative Agent pursuant to which it confirms that it consents to this Agreement and that the Collateral Documents to which it is a party will continue to apply in respect of the Credit Agreement, as amended and restated hereby, and the Obligations of such Loan Party.

The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment and restatement of the Existing Credit Agreement as contemplated hereby shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, on August 1, 2011 (and, in the event such conditions are not so satisfied, the Existing Credit Agreement shall remain in effect without giving effect to any provisions of this Agreement).

SECTION 9. Effectiveness; Counterparts; Amendments. This Agreement shall become effective when copies hereof which, when taken together, bear the signatures of the Borrower, Holdings, the Administrative Agent and the Required Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, Holdings, the Administrative Agent and the Required Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10. No Novation. This Agreement shall not extinguish the Loans or other obligations outstanding under the Existing Credit Agreement. This Agreement shall be a Loan Document for all purposes.

SECTION 11. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.02 of the Amended and Restated Credit Agreement.

SECTION 12. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.16 OF THE AMENDED AND RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 13. Headings. Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

SURGICAL CARE AFFILIATES, LLC,

By:	/s/ Andrew P. Hayek
Name: Andrew P. Hayek
Title: President & CEO

ASC ACQUISITION LLC,

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

SURGICAL CARE AFFILIATES, LLC,

By:
Name:
Title:

ASC ACQUISITION LLC,

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Authorized Representative

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By:	/s/ Dawn LeeLum
Name: Dawn LeeLum
Title: Executive Director

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

GOLDMAN SACHS BANK USA,

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

BARCLAYS BANK PLC,

By:	/s/ Ann E. Sutton
Name: Ann E. Sutton
Title: Director

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	505 CLO I LTD.,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Roger M. Burns
Name: Roger M. Burns
Title: President, CIT Asset Management

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	ACA CLO 2005-1, LTD

Apidos CDO I,

By their investment adviser Apidos Capital Management, LLC

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	ACA CLO 2006-1, LTD

ACA CLO 2006-2, LTD.

ACA CLO 2007-1, LTD.

Apidos CDO II

Apidos CDO III

Apidos CDO IV

Apidos CDO V

Apidos Cinco CDO

Apidos Quattro CDO,

By their investment adviser Apidos Capital Management, LLC

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	ARES IIIR/IVR CLO LTD.,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:

ARES IIIR/IVR CLO LTD.

BY: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER

BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement: $1,925,000.00

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Ares NF CLO XIV Ltd,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:

Ares NF CLO XIV Ltd

By: Ares NF CLO XIV Management, L.P., its collateral manager

By: Ares NF CLO XIV Management LLC, its general partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Ares NF CLO XV Ltd,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:

Ares NF CLO XV Ltd

By: Ares NF CLO XV Management, L.P., its collateral manager

By: Ares NF CLO XV Management LLC, its general partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	ARES VIR CLO LTD.,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:

ARES VIR CLO LTD.

BY: ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement: $1,925,000.00

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	ARES VR CLO LTD.,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:

ARES VR CLO LTD.

BY: ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	ARES XI CLO LTD.,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:

ARES XI CLO LTD.

By: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER

By: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	ARES XII CLO LTD.,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:

ARES XII CLO LTD.

BY: ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	ARES XVI CLO LTD.,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By: ARES XVI CLO LTD.

BY: ARES CLO MANAGEMENT XVI, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XVI, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

ARTUS LOAN FUND 2007-I, LTD.

BABSON CLO LTD. 2004-I

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2007-I

BABSON MID-MARKET CLO LTD. 2007-II

BABSON CLO LTD. 2008-I

BABSON CLO LTD. 2008-II

BABSON LOAN OPPORTUNITY CLO, LTD.

SAPPHIRE VALLEY CDO I, LTD.

OSPREY CDO 2006-I, LTD., as consenting Lenders to the Amendment and Restatement Agreement

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	AZB CLO 2 Limited,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Hiroaki Hayami
Name: Hiroaki Hayami
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	AZB CLO 4 Limited,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Hiroaki Hayami
Name: Hiroaki Hayami
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-I

LOAN STRATEGIES FUNDING LLC, as consenting Lenders to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below)

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Battalion CLO 2007-I, Ltd.,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Joanna Bensimon
Name: Joanna Bensimon
Title: Associate

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	BlackRock Senior Income Series,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	BlackRock Senior Income Series II,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	BLUEMOUNTAIN CLO LTD.,

By BLUEMOUNTAIN CAPITAL MANAGEMENT LLC, its Collateral Manager

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Michael Abatemarco
Name: Michael Abatemarco
Title: Associate

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Capital Source CF LLC,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Christopher Blagg
Name: Christopher Blagg Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name: Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Capital Source Funding III LLC,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Christopher Blagg
Name: Christopher Blagg Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name: Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	CARLYLE CREDIT PARTNERS FINANCING I, LTD.,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Glori Graziano
Name: Glori Graziano Title: Managing Director

For any Lender requiring a second signature line:

By:
Name: Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	CARLYLE HIGH YIELD PARTNERS VI, LTD.,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Glori Graziano
Name: Glori Graziano Title: Managing Director

For any Lender requiring a second signature line:

By:
Name: Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	CARLYLE HIGH YIELD PARTNERS VII, LTD.,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Glori Graziano
Name: Glori Graziano Title: Managing Director

For any Lender requiring a second signature line:

By:
Name: Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	CARLYLE HIGH YIELD PARTNERS VIII, LTD.,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Glori Graziano
Name: Glori Graziano Title: Managing Director

For any Lender requiring a second signature line:

By:
Name: Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	CARLYLE HIGH YIELD PARTNERS IX, LTD.,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Glori Graziano
Name: Glori Graziano Title: Managing Director

For any Lender requiring a second signature line:

By:
Name: Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	CARLYLE HIGH YIELD PARTNERS X, LTD.,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Glori Graziano
Name: Glori Graziano Title: Managing Director

For any Lender requiring a second signature line:

By
Name: Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	CHELSEA PARK CLO LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC as Portfolio Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender: DEXTERA,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Richard Taylor
Name: Richard Taylor Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:__________________________________

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Duane Street CLO 1, Ltd.,

By: DiMaio Ahmad Capital LLC, As Collateral Manager

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Paul Travers
Name: Paul Travers Title: Principal, Authorized Signatory

For any Lender requiring a second signature line:

By:
Name: Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Duane Street CLO III, Ltd.,

By: DiMaio Ahmad Capital LLC, As Collateral Manager

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Paul Travers
Name: Paul Travers Title: Principal, Authorized Signatory

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Duane Street CLO IV, Ltd.,

By: DiMaio Ahmad Capital LLC, As Collateral Manager

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Paul Travers
Name: Paul Travers Title: Principal, Authorized Signatory

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	DWS FLOATING RATE PLUS FUND,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

DWS Floating Rate Plus Fund By: Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci Title: Director

For any Lender requiring a second signature line:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe Title: Managing Director

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	ESSEX PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name: Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Figueroa Street POF Holdings II Ltd.,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By: Oaktree Capital Management, L.P. Its: Director

By:	/s/ Michael Harmon
Name: Michael Harmon Title: Managing Director

For any Lender requiring a second signature line:

By:	/s/ Aaron Bendikson
Name: Aaron Bendikson Title: Managing Director

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender: FirstLight Funding I, Ltd. as a Lender

By: FirstLight Asset Management, Inc., as Collateral Manager By: Ivy Hill Asset Management, L.P., as Sub-Adviser

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Ryan Cascade
Name: Ryan Cascade Title: Duly Authorized Signatory

For any Lender requiring a second signature line:

By:
Name: Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	FLAGSHIP CLO III,

as a consenting Lender to the Amendment and Restatement Agreement,

Flagship CLO III By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci Title: Director

For any Lender requiring a second signature line:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe Title: Managing Director

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	FLAGSHIP CLO IV,

as a consenting Lender to the Amendment and Restatement Agreement,

Flagship CLO IV By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci Title: Director

For any Lender requiring a second signature line:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe Title: Managing Director

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	FLAGSHIP CLO V,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

Flagship CLO V By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci Title: Director

For any Lender requiring a second signature line:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe Title: Managing Director

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	FLAGSHIP CLO VI,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Tem Loans/Revolving Commitments in its entirety (unless otherwise specified below),

Flagship CLO VI By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci Title: Director

For any Lender requiring a second signature line:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe Title: Managing Director

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Founders Grove CLO, Ltd.,

By: Tall Tree Investment Management, LLC as Collateral Manager

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Michael J. Starshak, Jr.
Name: Michael J. Starshak, Jr. Title: Officer

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	,

as a consenting Lender to the Amendment and Restatement Agreement,

FOUR CORNERS CLO 2005-I, Ltd. By: Four Corners Capital Management, LLC As Collateral Manager

By:	/s/ Adam Brown
Name: Adam Brown Title: Vice President

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Four Corners CLO II, Ltd.,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Matthew Garvis
Name: Matthew Garvis Title: Vice President

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

Four Corners CLO Ill, Ltd. By: Macquarie Funds Group FKA Four Corners Capital Management, LLC As Collateral Manager

By:	/s/ Adam Brown
Name: Adam Brown Title: Vice President

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	GANNETT PEAK CLO I, LTD.,

By McDonnell Investment Management, LLC, as Investment Manager

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn Title: Vice President

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	,

Gateway CLO Limited By: Prudential Investment Management, Inc., as Collateral Manager, as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Brian Juliano
Name: Brian Juliano Title: Vice President

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Genesis CLO 2007-1 Ltd.,

as a consenting Lender to the Amendment and Restatement Agreement,

By: GLG Ore Hill LLC, its Collateral Manager

By:	/s/ Marshall E. Stearns
Name: Marshall E. Stearns Title: Managing Director

For any Lender requiring a second signature line:

By:
Name: Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Genesis CLO 2007-2, Ltd., as a Lender,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By: LLCP Advisors LLC, as Collateral Manager

By:	/s/ Stephen Hogan
Name: Stephen Hogan Title: CFO

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	GENERAL ELECTRIC CAPITAL CORPORATION,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Kevin S. Blitz
Name: Kevin S. Blitz Title: Duly Authorized Signatory

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement: GECC is Extending $15,000,000 of its Revolving Credit Commitment. Signature page to be held in escrow until released. Assignment of its additional $11,250,000 of pre-amendment Revolving Credit Commitment required prior to release.

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Golden Knight II CLO, Ltd.,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By: LORD ABBETT & CO. LLC, as Collateral Manager

By:	/s/ Christopher Towle
Name: Christopher Towle Title: Portfolio Manager

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Grant Grove CLO, Ltd.,
By: Tall Tree Investment Management, LLC as Collateral Manager

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Michael J. Starshak, Jr.
Name: Michael J. Starshak, Jr. Title: Officer

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	GULF STREAM-COMPASS CLO 2002-1 LTD.,

By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2003-1 LTD.,

By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2007-1 LTD.,

By: Gulf Stream Asset Management LLC As Collateral Manager

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Barry K. Love
Name: Barry K. Love Title: Chief Credit Officer

For any Lender requiring a second signature line:

By:
Name: Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:

Hewett’s Island CLO I-R, Ltd. Hewett’s Island CLO II, Ltd. Hewett’s Island CLO III, Ltd. Hewett’s Island CLO V, Ltd. Hewett’s bland CLO VI, Ltd.

as a consenting Lender to the Amendment and Restatement Agreement,

By: CypressTree Investment Management, LEC, its Collateral Manager

By:	/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro Title: Authorized Signatory

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Hewett’s Island CLO IV, Ltd.,

By: LCM Asset Management LLC As Collateral Manager

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Sophie A. Venon
Name: Sophie A. Venon Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	ING Prime Rate Trust

By: ING Investment Management Co., as its investment manager

ING Senior Income Fund
By: ING Investment Management Co., as its investment manager As Collateral Manager

ING Investment Management CLO II, LTD.
By: ING Investment Management Co., as its investment manager

ING Investment Management CLO IV, LTD.
By: ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO V, LTD.
By: ING Alternative Asset Management LLC, as its investment manager

ING International (II) - Senior Loans
By: ING Investment Management Co., as its investment manager as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Ralph E. Bucher
Name: Ralph E. Bucher Title: Senior Vice President

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Invesco Prime Income Trust

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Invesco Van Kampen Dynamic Credit Opportunities Fund

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Invesco Van Kampen Senior Income Trust

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Invesco Van Kampen Senior Loan Fund

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Invesco Zodiac Funds – Invesco US Senior Loan Fund

By: Invesco Management S.A. As Investment Manager

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Thomas H. B. Ewald
Name: Thomas H. B. Ewald
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	INWOOD PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender: James River Insurance Company,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender: ,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

By:	PPM America, Inc., as sub-adviser

By:	/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	JPMorgan Chase Bank, N.A.,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	JRG Reinsurance Company, Ltd.,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.
Name of Lender:	Knightsbridge CLO 2008-1 Limited

By: ACKB LLC, as investment manager By: Ivy Hill Asset Management, L.P., its Managing Member

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Ryan Cascade
Name: Ryan Cascade
Title: Duly Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	LAFAYETTE SQUARE CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	LCM I LIMITED PARTNERSHIP

By: LCM Asset Management LLC as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	LCM II LIMITED PARTNERSHIP

By: LCM Asset Management LLC as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	LCM III, LTD.

By: LCM Asset Management LLC as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	LCM IV, LTD.

By: LCM Asset Management LLC as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	LCM V, LTD.

By: LCM Asset Management LLC as Collateral Manager

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	LCM VI, LTD.

By: LCM Asset Management LLC as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	LCM VIII LIMITED PARTNERSHIP

By: LCM Asset Management LLC as Collateral Manager

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	LOAN FUNDING VI LLC,
for itself or as agent for Corporate Loan Funding VI LLC,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Lord Abbet Investment Trust Lord Abbett Floating Rate Fund

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Christopher Towle
Name: Christopher Towle
Title: Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY C.M. LIFE INSURANCE COMPANY as consenting Lenders to the Amendment and Restatement Agreement

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	MONUMENT PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Morgan Stanley Investment Management Croton, Ltd.

By: Invesco Senior Secured Management Inc., as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	MORNINGSIDE PARK CLO, LTD.

By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	MSIM Peconic Bay, Ltd.

By: Invesco Senior Secured Management Inc., as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Muir Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	NATIXIS

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Frank H. Madden, Jr.
Name: Frank H. Madden, Jr.
Title: Managing Director

For any Lender requiring a second signature line:

By:	/s/ Tefta Ghilaga
Name: Tefta Ghilaga
Title: Director Natixis

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Northwoods Capital IV, Limited

By: ANGELO, GORDON & CO., L.P. as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Northwoods Capital V, Limited

By: ANGELO, GORDON & CO., L.P. as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Northwoods Capital VI, Limited

By: ANGELO, GORDON & CO., L.P. as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Northwoods Capital VII, Limited

By: ANGELO, GORDON & CO., L.P. as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Northwoods Capital VIII, Limited

By: ANGELO, GORDON & CO., L.P. as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	One Wall Street CLO II Ltd

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	One Wall Street CLO I Ltd

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Pacifica CDO III Ltd

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Pacifica CDO IV Ltd

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Pacifica CDO V Ltd

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Pacifica CDO VI Ltd

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	PPM Monarch Bay Funding LLC

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	PROSPECT PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Prospero CLO II B.V.

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Qualcomm Global Trading, Inc.

By: Invesco Senior Secured Management Inc., as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	ROSEDALE CLO LTD

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By: Princeton Advisory Group, Inc. as Collateral Manager,

By:	/s/ Paul P. Malecki
Name: Paul P. Malecki
Title: Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Serves 2006-1, Ltd.

By: PPM America, Inc., as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Shasta CLO I, LTD.

By: Apidos Capital Management, LLC on behalf of Resource Capital Asset Management (RCAM)

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	SILVERADO CLO 2006-II LIMITED

By: New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Managing Director

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	THE BANK OF NEW YORK MELLON

as a consenting Lender to the Amendment and Restatement Agreement. (Non-Extending)

By:	/s/ Gordon Berger
Name: Gordon Berger
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	TURF MOOR

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Richard Taylor
Name: Richard Taylor
Title: Authorized Signatory

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	UNION SQUARE CDO LTD.

By: Blackstone Deb Advisors L.P. as Collateral Manager,

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	VEER CASH FLOW CLO, LIMITED

By: Its Investment Advisor, MJX Asset Management LLC

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Michael G. Regan
Name: Michael G. Regan
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Venture II CDO 2002, Limited

By: Its Investment Advisor, MJX Asset Management LLC

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Michael G. Regan
Name: Michael G. Regan
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Venture III CDO Limited

By: Its Investment Advisor, MJX Asset Management LLC

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Michael G. Regan
Name: Michael G. Regan
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Venture IV CDO Limited

By: Its Investment Advisor, MJX Asset Management LLC

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Michael G. Regan
Name: Michael G. Regan
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Venture V CDO Limited

By: Its Investment Advisor, MJX Asset Management LLC

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Michael G. Regan
Name: Michael G. Regan
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Venture VI CDO Limited

By: Its Investment Advisor, MJX Asset Management LLC

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Michael G. Regan
Name: Michael G. Regan
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Venture VII CDO Limited
By: Its Investment Advisor, MJX Asset Management LLC

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Michael G. Regan
Name: Title:	Michael G. Regan Managing Director

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Venture VIII CDO, Limited
By: Its Investment Advisor, MJX Asset Management LLC

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Michael G. Regan
Name:	Michael G. Regan
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Venture IX CDO, Limited

By: Its Investment Advisor, MJX Asset Management LLC

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Michael G. Regan
Name:	Michael G. Regan
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Veritas CLO II, LTD.

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	Vista Leveraged Income Fund

By: Its Investment Advisor, MJX Asset Management LLC

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Michael G. Regan
Name: Title:	Michael G. Regan Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender: Westbrook CLO Ltd,

as a consenting Lender to the Amendment and Restatement Agreement,

Westbrook CLO, Ltd.

By:	Shenkman Capital Management, Inc. as Investment Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Chief Operating Officer

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	WESTWOOD CDO I LTD

By: Its Investment Advisor MJX Asset Management

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	WESTWOOD CDO II LTD

as a consenting Lender to the Amendment and Restatement Agreement and agreeing to extend its Term Loans/Revolving Commitments in its entirety (unless otherwise specified below),

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name: Title:

If not extending its Term Loans/Revolving Commitments in their entirety, specify the aggregate amount of Term Loans/Revolving Commitments that will be extended under this Amendment and Restatement Agreement:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	WIND RIVER CLO I LTD.

By: McDonnell Investment Management, LLC, as Manager

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF JUNE 30, 2011, AMONG SURGICAL CARE AFFILIATES LLC, ASC ACQUISITION LLC, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Lender:	YORKVILLE CBNA LOAN FUNDING, LLC

as a consenting Lender to the Amendment and Restatement Agreement,

By:	/s/ Malia Baynes
Name: Malia Baynes
Title: Attorney-In-Fact

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT]

Exhibits

Exhibit A	Amended and Restated Credit Agreement
Exhibit B-1	Form of Opinion of Cleary Gottlieb Steen & Hamilton LLP
Exhibit B-2	Form of Opinion of Bradley Arant Boult Cummings LLP

EXHIBIT A

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 29, 2007,

as amended and restated as of June 30, 2011

among

SURGICAL CARE AFFILIATES, LLC,

as Borrower,

ASC ACQUISITION LLC,

as Holdings,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Swing Line Lender

and L/C Issuer,

and

THE OTHER LENDERS PARTY HERETO

BARCLAYS CAPITAL,

as Syndication Agent,

J.P. MORGAN SECURITIES LLC,

BARCLAYS CAPITAL and

GOLDMAN SACHS BANK USA,

as Joint Bookrunners,

GENERAL ELECTRIC CAPITAL CORPORATION,

GOLDMAN SACHS BANK USA, NATIXIS

and

THE ROYAL BANK OF SCOTLAND PLC,

as Documentation Agents

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

SCHEDULES
I	Intermediate Holding Companies
1.01A	Certain Security Interests and Guarantees
1.01B	Unrestricted Subsidiaries
1.01C	Certain Excluded Subsidiaries
2.01	Term Commitment and Revolving Credit Commitment
2.14	Tranche A Incremental Commitment
5.12	Subsidiaries
7.01(b)	Existing Liens
7.02(g)	Existing Investments
7.03(b)	Existing Indebtedness
7.08	Transactions with Affiliates
7.09	Existing Restrictions
10.02	Administrative Agent’s Office, Certain Addresses for Notices

-iv-

(continued)

Page

EXHIBITS

Form of

A	Committed Loan Notice
B	Swing Line Loan Notice
C-1	Term Note
C-2	Revolving Credit Note
D	Compliance Certificate
E	Assignment and Assumption
F	[Reserved]
G	[Reserved]
H-1	Form of Legal Opinion of Cleary Gottlieb Steen & Hamilton LLP
H-2	Form of Legal Opinion of Bradley Arant Boult Cummings LLP
I	Form of Perfection Certificate

-v-

CREDIT AGREEMENT

This CREDIT AGREEMENT (this “Agreement”) dated as of June 29, 2007, as amended and restated as of June 30, 2011, among SURGICAL CARE AFFILIATES, LLC, a Delaware limited liability company (the “Borrower”), ASC ACQUISITION LLC, a Delaware limited liability company (“Holdings”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), J.P. MORGAN SECURITIES LLC, BARCLAYS CAPITAL, the investment banking division of Barclays Bank PLC, and GOLDMAN SACHS BANK USA, joint bookrunners, BARCLAYS CAPITAL, the investment banking division of Barclays Bank PLC, as syndication agent, and GENERAL ELECTRIC CAPITAL CORPORATION, GOLDMAN SACHS BANK USA, NATIXIS and THE ROYAL BANK OF SCOTLAND PLC, as documentation agents.

PRELIMINARY STATEMENTS

The Borrower, Holdings, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent are party to a Credit Agreement dated as of June 27, 2007 (the “Existing Credit Agreement”).

Pursuant to the Amendment and Restatement Agreement (such term and other capitalized terms used herein having the meanings set forth in Section 1.01 below), the Borrower has requested, and the Lenders party hereto and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth therein, that the Existing Credit Agreement be amended and restated in its entirety as provided herein effective upon satisfaction of the conditions set forth in the Amendment and Restatement Agreement.

The proceeds of the Revolving Credit Facility and of the Class A Incremental Term Loans will be used for working capital and other general corporate purposes of the Borrower and its Subsidiaries, including the financing of Capital Expenditures, Permitted Acquisitions and other Investments permitted by Section 7.02. Swing Line Loans and Letters of Credit will be used for general corporate purposes of the Borrower and its Subsidiaries.

The applicable Lenders have indicated their willingness to lend, and the L/C Issuers have indicated their willingness to issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

Definitions and Accounting Terms

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acquired EBITDA” means, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary (determined using such definitions as if references to the Borrower and the Restricted Subsidiaries therein were to such Acquired Entity or Business and its Subsidiaries or such Converted Restricted Subsidiary and its Subsidiaries, as the case may be), all as determined on a consolidated basis for such Acquired Entity or Business or Converted Restricted Subsidiary.

“Acquired Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA”.

“Acquisition Agreement” means the Stock Purchase Agreement dated as of March 25, 2007, by and among Holdings and the Seller, as amended through the date hereof.

“Additional Lender” has the meaning specified in Section 2.14(a).

“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent and collateral agent under the Loan Documents, or any successor administrative agent and collateral agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. For the avoidance of doubt, none of the Arrangers, the Agents, their respective lending affiliates or any entity acting as an L/C Issuer hereunder shall be deemed to be an Affiliate of Holdings, the Borrower or any of their respective Subsidiaries.

“Agent-Related Persons” means the Agents, together with their respective Affiliates, and the partners, officers, directors, employees, agents, advisors and attorneys-in-fact of such Persons and Affiliates.

“Agents” means, collectively, the Administrative Agent, the Syndication Agent, the Documentation Agents and the Supplemental Administrative Agents (if any) and the Arrangers.

“Aggregate Commitments” means, at any time, the sum of the total Class A Revolving Credit Commitments, the total Class B Revolving Credit Commitments and the total Class A Incremental Term Commitments of all the Lenders.

“Agreement” means this Amended and Restated Credit Agreement, as amended, restated, modified or supplemented from time to time in accordance with the terms hereof.

“Amendment and Restatement Agreement” means the Amendment and Restatement Agreement dated as of the Restatement Effective Date among the Borrower, Holdings, the Lenders party thereto and the Administrative Agent.

“Applicable Rate” means a percentage per annum equal to (a) in the case of Class A Term Loans, Class A Revolving Credit Loans and Letter of Credit fees and commitment fees, the following percentages per annum, based upon the Senior Secured Leverage Ratio:

Pricing Level	Senior Secured Leverage Ratio	LIBOR Rate for Revolving Credit Loans and Letter of Credit Fees	Base Rate for Revolving Credit Loans	Commitment Fee Rate	LIBOR Rate for Term Loans	Base Rate for Term Loans
1	>3.50 to 1.0	2.25%	1.25%	0.50%	2.25%	1.25%
2	<3.5 to 1.0 but >3.25 to 1.0	2.00%	1.00%	0.50%	2.00%	1.00%
3	<3.25 to 1.0	1.75%	0.75%	0.375%	2.00%	1.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Senior Secured Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a) provided that at the option of the Required Lenders, the highest pricing level shall apply as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply); and

(b) (i) for LIBOR Loans that are Class B Revolving Credit Loans, 3.50%, (ii) for Base Rate Loans that are Class B Revolving Credit Loans, 2.50%, (iii) for Letter of Credit fees, 3.50%, (iv) for commitment fees in respect of Class B Revolving Credit Commitments, the commitment fees specified in respect of Class A Revolving Credit Commitments, (v) for LIBOR Loans that are Class B Term Loans, 4.00%, (vi) for Base Rate Loans that are Class B Term Loans, 3.00%, (vii) for LIBOR Loans that are Class A Incremental Term Loans, 4.00% and (viii) for Base Rate Loans that are Class A Incremental Term Loans, 3.00%.

“Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class, (b) with respect to any Letters of Credit, (i) the relevant L/C Issuers, (ii) the Class A Revolving Credit Lenders and (iii) the Class B Revolving Credit Lenders and (c) with respect to the Swing Line Facility, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), (x) the Class A Revolving Credit Lenders and (y) the Class B Revolving Credit Lenders.

“Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender.

“Arrangers” means J.P. Morgan Securities LLC, Barclays Capital, the investment banking division of Barclays Bank PLC and Goldman Sachs Bank USA, each in its capacity as a Co-Lead Arranger and Co-Bookrunner under this Agreement.

“Assignees” has the meaning specified in Section 10.07(b).

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit E.

“Attorney Costs” means all reasonable fees, expenses and disbursements of any law firm or other external legal counsel.

“Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Auto-Renewal Letter of Credit” has the meaning specified in Section 2.03(b)(iii).

“Available Amount” means, at any time (the “Reference Date”), the sum of:

(i) an amount (which amount shall not be less than zero) equal to the greater of (A) 50% of Consolidated Net Income of the Borrower and the Restricted Subsidiaries for the Available Amount Reference Period and (B) (x) the cumulative amount of Excess Cash Flow of the Borrower and the Restricted Subsidiaries for the Available Amount Reference Period minus (y) the portion of such Excess Cash Flow that has been (or is required to be or that would have been, if the provisions of Section 2.05(b)(i) were applicable to Excess Cash Flow for the period from July 1, 2007 through December 31, 2007), applied to the prepayment of Term Loans in accordance with Section 2.05(b)(i); plus

(ii) the aggregate amount of Retained Declined Proceeds retained by the Borrower during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date minus the aggregate amount of Retained Declined Proceeds applied during such period to prepay any Junior Financing pursuant to Section 7.12(a)(i); plus

(iii) the amount of any capital contributions or Net Cash Proceeds from Permitted Equity Issuances (or issuances of debt securities that have been converted into or exchanged for Qualified Equity Interests) (other than the Equity Contribution) received or made by the Borrower (or any direct or indirect parent thereof and contributed by such parent to the Borrower) during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date; plus

(iv) to the extent not already included in the calculation of Consolidated Net Income of the Borrower and the Restricted Subsidiaries, the aggregate amount of all returns (including principal repayments, cash dividends and other cash distributions) received by the Borrower or any Restricted Subsidiary during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date from any Investments made in reliance on the exception set forth in Section 7.02(p); plus

(v) to the extent not (A) already included in the calculation of Consolidated Net Income of the Borrower and the Restricted Subsidiaries or (B) required to be applied to prepay Term Loans in accordance with Section 2.05(b)(ii), the aggregate amount of all Net Cash Proceeds received by the Borrower or any Restricted Subsidiary during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date in connection with the sale, transfer or other disposition of Investments made in reliance on the exception set forth in Section 7.02(p); minus

(vi) the aggregate amount of any Investments made in reliance on the exception set forth in Section 7.02(p), any Restricted Payment made in reliance on the exception set forth in Section 7.06(l) or any payment made in reliance on the exception set forth in Section 7.12(a)(iv) during the period commencing on the Closing Date and ending on prior to the Reference Date (and, for purposes of this clause (vi), without taking account of the intended usage of the Available Amount on such Reference Date).

“Available Amount Reference Period” means, with respect to any Reference Date, the period commencing on July 1, 2007 and ending on the last day of the most recent fiscal quarter or fiscal year, as applicable, for which financial statements required to be delivered pursuant to Section 6.01(a) or Section 6.01(b), and the related Compliance Certificate required to be delivered pursuant to Section 6.02(a), have been received by the Administrative Agent.

“Base Rate” means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate”, provided that, in the case of Class A Incremental Term Loans, if at any time the Base Rate is less than 2.50%, then the Base Rate shall be deemed at such time to be equal to 2.50%. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Board of Directors” means (i) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (ii) with respect to a partnership, the board of directors or board of managers of the general partner of the partnership, (iii) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof and (iv) with respect to any other Person, the board or committee of such Person serving a similar function.

“Borrower” has the meaning specified in the introductory paragraph to this Agreement.

“Borrowing” means a Class A Revolving Credit Borrowing, a Class B Revolving Credit Borrowing, a Swing Line Borrowing, a Class A Term Borrowing, a Class B Term Borrowing or a Class A Incremental Term Borrowing, as the context may require.

“Business Day” means (a) any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the jurisdiction where the Administrative Agent’s Office is located and (b) if such day relates to any interest rate settings as to a LIBOR Loan, any fundings, disbursements, settlements and payments in respect of any such LIBOR Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such LIBOR Loan, means any such day on which dealings in Dollars are conducted by and between banks in the London interbank market.

“Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capitalized Leases) by the Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of the Borrower and the Restricted Subsidiaries.

“Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP.

“Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Cash Collateral” has the meaning specified in Section 2.03(f).

“Cash Collateral Account” means a blocked account at JPMorgan Chase Bank, N.A. (or any successor Administrative Agent) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner satisfactory to the Administrative Agent.

“Cash Collateralize” has the meaning specified in Section 2.03(f).

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any Restricted Subsidiary:

(1) Dollars;

(2) Canadian Dollars, Yen, Sterling, Euros or any national currency of any participating member state of the EMU;

(3) securities issued or directly and fully and unconditionally guaranteed or insured by the United States government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition;

(4) certificates of deposit, time deposits and eurodollar time deposits with maturities of 12 months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $250,000,000 in the case of U.S. banks and $100,000,000 (or the Dollar equivalent as of the date of determination) in the case of non-U.S. banks;

(5) repurchase obligations for underlying securities of the types described in clauses (3), (4) and (8) entered into with any financial institution meeting the qualifications specified in clause (4) above;

(6) commercial paper rated at least P-2 by Moody’s or at least A-2 by S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower) and in each case maturing within 12 months after the date of creation thereof and Indebtedness or preferred stock issued by Persons (other than the Sponsor or any of its Affiliates) with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of 12 months or less from the date of acquisition;

(7) marketable short-term money market and similar funds either having (A) assets in excess of $250,000,000 or (B) a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower) and in each case maturing within 12 months after the date of creation or acquisition thereof;

(8) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an Investment Grade Rating from either Moody’s or S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower) with maturities of 12 months or less from the date of acquisition;

(9) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower); and

(10) investment funds investing at least 90% of their assets in securities of the types described in clauses (1) through (9) above.

Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (1) and (2) above, provided that such amounts are converted into any currency listed in clauses (1) and (2) as promptly as practicable and in any event within ten Business Days following the receipt of such amounts.

“Cash Management Bank” means any Person that is a Lender or an Affiliate of a Lender at the time it provides any Cash Management Services, whether or not such Person subsequently ceases to be a Lender or an Affiliate of a Lender.

“Cash Management Obligations” means obligations owed by the Borrower or any Restricted Subsidiary to any Cash Management Bank in respect of or in connection with any Cash Management Services.

“Cash Management Services” means treasury, depository and cash management services, including cash pooling, zero balancing sweep account and other automated clearing house fund transfer services, purchasing card accounts and intra-day and overdraft facilities and similar facilities in various currencies.

“Casualty Event” means any event that gives rise to the receipt by the Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.

“Catch-Up Payments” means, with respect to any Person for any period, cash payments made during such period by such Person in respect of accrued interest on any PIK-Option Indebtedness of such Person to the extent such cash payments are required by the terms of such Indebtedness to be made before the close of any “accrual period” (as defined in Treasury Regulation Section 1.1272-1(b)(1)(ii)) ending after five years from the date of original issuance or incurrence of such PIK-Option Indebtedness.

“Change of Control” means the earliest to occur of:

(a) (i) at any time prior to the consummation of a Qualifying IPO, the Permitted Holders ceasing to own, in the aggregate, directly or indirectly, beneficially and of record, more than fifty (50)% of the then outstanding voting stock of Holdings; or

(ii) at any time upon or after the consummation of a Qualifying IPO, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), excluding the Permitted Holders, becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of more than the greater of (x) thirty-five (35)% of the then outstanding voting stock of Holdings and (y) the percentage of the then outstanding voting stock of Holdings owned, directly or indirectly, beneficially and of record, by the Permitted Holders;

unless, in the case of either clause (a)(i) or (a)(ii) above, the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the Board of Directors of Holdings; or

(b) the Board of Directors of Holdings shall cease to consist of a majority of the Continuing Directors; or

(c) any “Change of Control” (or any comparable term) in the Senior Notes Indenture, the Senior Subordinated Notes Indenture or in any document pertaining to any other Indebtedness (other than the Obligations) having an outstanding principal amount in excess of the Threshold Amount; or

(d) the Borrower ceases to be a direct wholly owned Subsidiary of Holdings (or any Person that succeeds to, and is substituted for, Holdings under this Agreement pursuant to Section 7.04(d)).

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Class A Revolving Credit Lenders, Class B Revolving Credit Lenders, Class A Term Lenders, Class B Term Lenders or Class A Incremental Term Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Class A Revolving Credit Commitments, Class B Revolving Credit Commitments or Class A Incremental Term Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Class A Revolving Credit Loans, Class B Revolving Credit Loans, Class A Term Loans, Class B Term Loans or Class A Incremental Term Loans.

“Class A Incremental Term Commitment” means, with respect to each Incremental Term Lender, the agreement of such Incremental Term Lender to make an Incremental Term Loan hereunder on the Restatement Effective Date, expressed as an amount representing the maximum principal amount of the Incremental Term Loan to be made by such Incremental Term Lender hereunder, as set forth opposite such Incremental Term Lender’s name on Schedule 2.14 hereto. The aggregate amount of the Term Commitments of all Class A Incremental Term Lenders as of the date of this Amendment is $100,000,000.

“Class A Incremental Term Lender” means, at any time, each Lender that has Incremental Term Commitment or Incremental Term Loan outstanding at such time.

“Class A Incremental Term Loan” means an Incremental Term Loan made pursuant to Section 2.01 hereof.

“Class A Revolving Credit Commitment” means, as to each Class A Revolving Credit Lender, its obligation to (a) make Class A Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Class A Revolving Credit Lender’s name on Schedule 2.01 under the caption “Class A Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Class A Revolving Credit Exposure” means, as to each Class A Revolving Credit Lender, the sum of the outstanding principal amount of such Lender’s Class A Revolving Credit Loans and its Pro Rata Share of the L/C Obligations and the Swing Line Obligations at such time.

“Class A Revolving Credit Facility” means, at any time, the aggregate principal amount of the Class A Revolving Credit Commitments at such time.

“Class A Revolving Credit Facility Maturity Date” means June 29, 2013; provided that if such day is not a Business Day, the Class A Revolving Credit Facility Maturity Date shall be the Business Day immediately preceding such day.

“Class A Revolving Credit Lender” means, at any time, any Lender that has a Class A Revolving Credit Commitment at such time.

“Class A Revolving Credit Loan” has the meaning specified in Section 2.01(b).

“Class A Term Lender” means, at any time, any Lender that has a Class A Term Loan at such time.

“Class A Term Loan” means any Term Loan made pursuant to Section 2.01(a) of the Existing Credit Agreement and listed as a Class A Term Loan on Schedule 2.01.

“Class A Term Loan Maturity Date” means December 29, 2014; provided that if such day is not a Business Day, the Class A Term Loan Maturity Date shall be the Business Day immediately preceding such day.

“Class B Revolving Credit Commitment” means, as to each Class B Revolving Credit Lender, its obligation to (a) make Class B Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Class B Revolving Credit Lender’s name on Schedule 2.01 under the caption “Class B Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Class B Revolving Credit Exposure” means, as to any Class B Revolving Credit Lender, the sum of the outstanding principal amount of such Lender’s Class B Revolving Credit Loans and its Pro Rata Share of the L/C Obligations and the Swing Line Obligations at such time.

“Class B Revolving Credit Facility” means, at any time, the aggregate principal amount of the Class B Revolving Credit Commitments at such time.

“Class B Revolving Credit Facility Maturity Date” means June 30, 2016 or, in the event the maturity date of the Senior Notes is earlier than the date that is 91 days after June 30, 2016, 91 days prior to the maturity date of the Senior Notes; provided that if such day is not a Business Day, the Class B Revolving Credit Facility Maturity Date shall be the Business Day immediately preceding such day.

“Class B Revolving Credit Lender” means, at any time, any Lender that has a Class B Revolving Credit Commitment at such time.

“Class B Revolving Credit Loan” has the meaning specified in Section 2.01(b).

“Class B Term Lender” means, at any time, any Lender that has a Class B Term Loan at such time.

“Class B Term Loan” means any Term Loan made pursuant to Section 2.01(a) of the Existing Credit Agreement and listed as a Class B Term Loan on Schedule 2.01A.

“Class B Term Loan Maturity Date” means December 30, 2017 or, in the event the maturity date of the Senior Notes is earlier than the date that is 91 days after December 30, 2017, 91 days prior to the maturity date of the Senior Notes; provided that if such day is not a Business Day, the Class B Term Loan Maturity Date shall be the Business Day immediately preceding such day.

“Closing Date” means June 29, 2007.

“Co-Bookrunner” means each of J.P. Morgan Securities LLC, Barclays Capital, the investment banking division of Barclays Bank PLC and Goldman Sachs Bank USA.

“Co-Investors” means the assignees, if any, of the equity commitments of the Sponsor on the Closing Date who become holders of Equity Interests in Holdings (or any direct or indirect parent of the Holdings) on the Closing Date.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

“Collateral” means all the “Collateral” (or equivalent term) as defined in any Collateral Document.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a) the Administrative Agent shall have received each Collateral Document required to be delivered on the Closing Date pursuant to Section 4.01(a)(iii) of the Existing Credit Agreement or pursuant to Section 6.11 or Section 6.13 at such time, duly executed by each Loan Party thereto;

(b) all Obligations shall have been unconditionally guaranteed (the “Guarantees”) by Holdings, each Intermediate Holding Company and each other Subsidiary of the Borrower that is a wholly owned Domestic Material Subsidiary and not an Excluded Subsidiary (each, a “Guarantor”);

(c) except to the extent otherwise provided hereunder or under any Collateral Document, (x) the Obligations and the Guarantees shall have been secured by a first- priority security interest in (i) all the Equity Interests of the Borrower, (ii) all Equity

Interests of each wholly owned Domestic Subsidiary that are directly held by the Borrower or a Guarantor and, to the extent acquired after the Closing Date, all Equity Interests of each Domestic Subsidiary and Strategic Joint Venture (determined without giving effect to clause (ii) of the definition of Strategic Joint Venture) that are directly held by the Borrower or a Guarantor and (iii) 65% of the issued and outstanding voting Equity Interests (and 100% of the non-voting Equity Interests, if any) of each wholly owned Foreign Subsidiary that are directly held by the Borrower or a Guarantor and, to the extent acquired after the Closing Date, 65% of the issued and outstanding voting Equity Interests (and 100% of the non-voting Equity Interests, if any) of each Foreign Subsidiary that are directly held by the Borrower or a Guarantor, but excluding in each case Excluded Equity Interests and any Equity Interest of any Restricted Subsidiary pledged to secure Indebtedness permitted under Section 7.03(g) and (y) such security interests shall have been perfected to the extent such perfection can be accomplished by delivering certificated securities or by filing UCC financing statements;

(d) except to the extent otherwise permitted hereunder or under any Collateral Document, the Obligations and the Guarantees shall have been secured by a perfected security interest (other than in the case of mortgages, to the extent such security interest may be perfected by delivering certificated securities, filing UCC financing statements or making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office) in, and mortgages on, substantially all tangible and intangible assets of the Borrower and each other Guarantor (including accounts (other than deposit accounts or other bank or securities accounts and any Securitization Assets), inventory, equipment, investment property, contract rights, intellectual property, other general intangibles, material owned (but not leased) real property, intercompany notes and proceeds of the foregoing), with the priority required by the Collateral Documents; provided that security interests in real property shall be limited to the Mortgaged Properties;

(e) none of the Collateral shall be subject to any Liens other than Liens permitted by Section 7.01.

(f) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Material Real Property required to be delivered pursuant to Sections 6.11 and 6.13(b) (the “Mortgaged Properties”) duly executed and delivered by the record owner of such property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid Lien on the property described therein, free of any other Liens except as expressly permitted by Section 7.01, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request, and (iii) such existing surveys, existing abstracts and existing appraisals in the possession of the Borrower and such legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgaged Property.

The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance with respect to, particular assets if and for so long as, in the reasonable judgment of the Administrative Agent and the Borrower, the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance in respect of such assets shall be excessive in relation to the benefits to be obtained by the Lenders therefrom.

The Administrative Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that perfection cannot be accomplished before such date without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents.

Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (a) with respect to leases of real property entered into by any Loan Party, such Loan Party shall not be required to take any action with respect to creation or perfection of security interests with respect to such leases, (b) Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in the Collateral Documents and, to the extent appropriate in the applicable jurisdiction, as agreed between the Administrative Agent and the Borrower and (c) security interests shall not be granted in any Excluded Equity Interests.

“Collateral Documents” means, collectively, the Security Agreement, the Mortgages, each of the mortgages, collateral assignments, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent and the Lenders pursuant to Section 4.01(a)(iii) of the Existing Credit Agreement, 6.11 or Section 6.13, the Guaranty and each of the other agreements, instruments or documents that creates or purports to create a Lien or Guarantee in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means a Class A Revolving Credit Commitment, a Class B Revolving Credit Commitment or a Class A Incremental Term Commitment, as the context may require.

“Commitment Letter” means the Commitment Letter dated March 25, 2007 among Holdings, J.P. Morgan Securities Inc., JPMorgan Chase Bank, N.A. and Goldman Sachs Credit Partners L.P.

“Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of LIBOR Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Confidential Healthcare Information” has the meaning specified in Section 6.10.

“Consolidated Cash Interest Expense” means, for any period, without duplication, the sum of (A) the cash interest expense (including that attributable to Capitalized Lease Obligations), net of cash interest income, of the Borrower and the Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP, with respect to all outstanding Indebtedness of the Borrower and the Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Contracts, plus (B) any cash payments made during such period by the Borrower and the Restricted Subsidiaries in respect of the accretion or accrual of discounted liabilities relating to Funded Debt that were amortized or accrued in a previous period (other than any such obligations resulting from the discounting of Indebtedness in connection with the application of purchase accounting in connection with the Transaction or any Permitted Acquisition), plus (C) any interest paid in cash during such period in respect of Indebtedness of the Borrower or the Restricted Subsidiaries that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, but excluding, however:

(i) any interest in respect of items excluded from Indebtedness in clause (d) of the definition thereof,

(ii) any one-time cash costs associated with breakage in respect of Swap Contracts for interest rates,

(iii) all non-recurring cash interest expenses consisting of liquidated damages for failure to timely comply with registration rights obligations and financing fees; and

(iv) any amounts of non-cash interest, including (x) amortization of deferred financing costs, debt issuance costs, commissions, fees and expenses and any other amounts of non-cash interest, (y) the accretion or accrual of discounted liabilities during such period and (z) non-cash interest expense attributable to the movement of the mark- to-market valuation of obligations under Swap Contracts or other derivative instruments pursuant to Statement of Financial Accounting Standards No. 133.

For purposes of determining Consolidated Cash Interest Expense for any period ending prior to the first anniversary of the Closing Date, Consolidated Cash Interest Expense shall be an amount equal to actual Consolidated Cash Interest Expense from the Closing Date through the date of determination multiplied by a fraction the numerator of which is 365 and the denominator of which is the number of days from the Closing Date through the date of determination.

“Consolidated Depreciation and Amortization Expense” means with respect to any Person for any period, the total amount of depreciation and amortization expense of such Person, including the amortization of deferred financing fees or costs for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period:

(a) increased (without duplication) by the following, in each case to the extent deducted (and not added back) in determining Consolidated Net Income for such period:

(i) provision for taxes based on income or profits or capital, including, without limitation, federal, state, franchise and similar taxes (including any future taxes or other levies which replace or are intended to be in lieu of such taxes and any penalties and interest relating to such taxes or arising from tax examinations) and the net tax expense associated with any adjustments made pursuant to clauses (a) through (m) of the definition of Consolidated Net Income; plus

(ii) total interest expense of such Person for such period and, to the extent not reflected in such total interest expense, any losses with respect to obligations under any Swap Contracts or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains with respect to such obligations, bank fees and costs of surety bonds in connection with financing activities; plus

(iii) Consolidated Depreciation and Amortization Expense of such Person for such period; plus

(iv) [reserved]

(v) the amount of any restructuring charges or reserves, integration and facilities opening costs or other business optimization expenses (including cost and expenses relating to business optimization programs and new systems design and implementation costs), including one-time costs incurred in connection with acquisitions after the Closing Date, project start-up costs and costs related to the closure and/or consolidation of facilities; plus

(vi) any other non-cash charges, (collectively, the “Non-Cash Charges”), including any write offs or write downs reducing such Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding (i) amortization of a prepaid cash item that was paid in a prior period, (ii) any such non-cash charges in respect of items that were included in Consolidated Net Income in a prior period and (iii) any such non-cash charges that result from the write-down or write-off of inventory); plus

(vii) the amount of management, monitoring, consulting and advisory fees (including termination fees) and related indemnities and expenses paid or accrued in such period under the Sponsor Management Agreement or otherwise to the Sponsors to the extent permitted under Section 7.08; plus

(viii) [reserved]

(ix) [reserved]

(x) the amount of “run-rate” cost savings projected by the Borrower in good faith to result from actions either taken or expected to be taken within 12 months after the end of such period (which cost savings shall be certified by a Responsible Officer of the Borrower and calculated on a pro forma basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized from such actions (it is understood and agreed that “run-rate” means the full recurring benefit for a period that is associated with any action taken or expected to be taken), provided that some portion of such benefit is expected to be realized within 12 months of taking such action); provided that (a) such cost savings are reasonably identifiable and factually supportable and (b) no cost savings shall be added pursuant to this clause (x) to the extent duplicative of any expenses or charges relating to such cost savings that are included in clause (v) above or clause (xvi) below with respect to such period (which adjustments may be incremental to pro forma cost savings adjustments made pursuant to the definition of “Pro Forma Adjustment”); plus

(xi) the amount of loss on sale of receivables, Securitization Assets and related assets to any Securitization Subsidiary in connection with a Qualified Securitization Financing; plus

(xii) any costs or expense incurred by the Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of an issuance of Equity Interests of the Borrower (other than Disqualified Equity Interests); plus

(xiii) [reserved]

(xiv) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added back; plus

(xv) any net loss from disposed or discontinued operations or from operations expected to be disposed of or discontinued within twelve months after the end of such period; plus

(xvi) extraordinary losses and unusual or non-recurring charges (including any unusual or non-recurring operating expenses attributable to the implementation of cost-savings initiatives, severance, retention and relocation costs and curtailments and modifications to pension and post-retirement employee benefit plans); plus

(xvii) losses on asset sales (other than asset sales made in the ordinary course of business), disposals and abandonments; and

(b) decreased (without duplication) by the following, in each case to the extent included in determining Consolidated Net Income for such period:

(i) any non-cash gains increasing Consolidated Net Income for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period; plus

(ii) any non-cash gains with respect to cash actually received in a prior period unless such cash did not increase Consolidated EBITDA in such prior period; plus

(iii) any net income from disposed or discontinued operations or from operations expected to be disposed of or discontinued within twelve months after the end of such period; plus

(iv) extraordinary gains and unusual or non-recurring gains; plus

(v) gains on asset sales (other than asset sales made in the ordinary course of business), disposals and abandonments; plus

(vi) the net tax benefit associated with any adjustments made pursuant to clauses (a) through (m) of the definition of “Consolidated Net Income”.

in each case determined on a consolidated basis for the Borrower and the Restricted Subsidiaries in accordance with GAAP.

There shall be included in determining Consolidated EBITDA for any period, without duplication, (A) the Acquired EBITDA of any Person, property, business or asset acquired by the Borrower or any Restricted Subsidiary prior to the date of determination of Consolidated EBITDA (but not the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired), to the extent not subsequently sold, transferred or otherwise disposed by the Borrower or such Restricted Subsidiary prior to such date of determination (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”) and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary prior to the date of determination of Consolidated EBITDA (each a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition) and (B) for the purposes of the definition of the terms “Consolidated EBITDA to Consolidated Cash Interest Expense Ratio,” “Permitted Acquisition,” “Senior Secured Leverage Ratio” and “Total Leverage Ratio” an adjustment in respect of each Acquired Entity or Business or Converted Restricted Subsidiary equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition) as specified in a certificate executed by a Responsible Officer and delivered to the Lenders and the Administrative Agent. There shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than an Unrestricted Subsidiary) sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Borrower or any Restricted Subsidiary prior to the date of determination of Consolidated EBITDA (each such Person, property, business or asset so sold or disposed of, a “Sold Entity or Business”) and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary prior to the date of determination of Consolidated EBITDA (each a “Converted Unrestricted Subsidiary”), based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition).

“Consolidated EBITDA to Consolidated Cash Interest Expense Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA of the Borrower for the Test Period ending immediately prior to such date to (b) Consolidated Cash Interest Expense of the Borrower for such Test Period.

“Consolidated Net Income” means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP; provided, however, that, without duplication,

(a) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period shall be excluded;

(b) any net after-tax effect of gains or losses (less all fees, expenses and charges relating thereto) attributable to asset dispositions (including the sale or other disposition of any Equity Interests of any Person) other than in the ordinary course of business shall be excluded;

(c) the Net Income for such period of any Person that is an Unrestricted Subsidiary shall be excluded, and, solely for the purpose of determining the amount available for Restricted Payments pursuant to Section 7.06, the Net Income for such period of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be excluded; provided that Consolidated Net Income of the Borrower shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to the Borrower or a Restricted Subsidiary thereof in respect of such period;

(d) solely for the purpose of determining the Available Amount, the Net Income for such period attributable to any Restricted Subsidiary (other than any Guarantor) or any Minority Investment shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary or that Minority Investment, respectively, of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders or to that Minority Investment or its stockholders, respectively, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of the Borrower will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) or Cash Equivalents to the Borrower or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein;

(e) effects of adjustments (including the effects of such adjustments pushed down to the Borrower and the Restricted Subsidiaries) in the inventory, property and equipment, software, goodwill, other intangible assets, in-process research and development, deferred revenue, debt line items and other non-cash charges in such Person’s consolidated financial statements pursuant to GAAP resulting from the application of purchase accounting in relation to the Transaction or any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded;

(f) any after-tax effect of income (loss) from the early extinguishment of (i) Indebtedness, (ii) obligations under any Swap Contracts or (iii) other derivative instruments shall be excluded;

(g) any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to intangible assets, long- lived assets, investments in debt and equity securities or as a result of a change in law or regulation (excluding (i) any such charge, write-off or write-down in respect of items that were included in Consolidated Net Income in a prior period and (ii) any such charge, write-off or write-down of or relating to inventory), in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded;

(h) any non-cash compensation expense recorded from grants of stock appreciation or similar rights, stock options, restricted stock or other rights, and any cash charges associated with the rollover, acceleration, or payout of Equity Interests by management of the Borrower or any of its direct or indirect parent companies in connection with the Transaction, shall be excluded;

(i) any fees, expenses or charges incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, incurrence or repayment of indebtedness (including such fees, expenses or charges related to the offering of the Senior Notes and the Senior Subordinated Notes, the Loans and any credit facilities), issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (including any amendment or other modification of the Senior Notes, the Senior Subordinated Notes, the Loans and any credit facilities) and including, in each case, any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed, and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful, shall be excluded;

(j) accruals and reserves that are established within twelve months after the Closing Date that are so required to be established as a result of the Transaction in accordance with GAAP shall be excluded;

(k) to the extent covered by insurance (including, without limitation, business interruption insurance) and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (a) not denied by the applicable carrier in writing and (b) in fact reimbursed within 365 days of the date of the insurable event (with a deduction for any amount so added back to the extent not so reimbursed within such 365 day period), expenses with respect to liability or casualty events or business interruption shall be excluded; provided, that any proceeds of such reimbursement when received shall be excluded to the extent the expense reimbursed was previously excluded pursuant to this clause (k);

(l) any non-cash compensation expense resulting from the application of Statement of Financial Accounting Standards No. 123R shall be excluded; and

(m) the following items shall be excluded:

(i) any net unrealized gain or loss (after any offset) resulting in such period from obligations under any Swap Contracts and the application of Statement of Financial Accounting Standards No. 133; and

(ii) any net unrealized gain or loss (after any offset) resulting in such period from currency translation gains or losses including those (x) related to currency remeasurements of Indebtedness and (y) resulting from hedge agreements for currency exchange risk.

In addition, to the extent not already included in the Consolidated Net Income of such Person and its Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall include the amount of proceeds received from reimbursements of any expenses and charges that are covered by indemnification or other reimbursement provisions in connection with any investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder.

“Consolidated Senior Secured Debt” means, as of any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien.

“Consolidated Total Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Borrower and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transaction or any Permitted Acquisition), consisting of Indebtedness for borrowed money, obligations in respect of Capitalized Leases and debt obligations evidenced by promissory notes or similar instruments and obligations in respect of bankers’ acceptances, minus (b) the aggregate amount of cash and Cash Equivalents (in each case, free and clear of all Liens, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(s) and clauses (i) and (ii) of Section 7.01(t)) included in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries as of such date; provided that Consolidated Total Debt shall not include Indebtedness (A) in respect of (i) any Qualified Securitization Financing, (ii) all letters of credit, except to the extent of unreimbursed amounts thereunder and (iii) obligations under Swap Contracts and (B) of Unrestricted Subsidiaries. For purposes of the definition of “Total Reverted Assets Leverage Ratio” only, Consolidated Total Indebtedness shall also include the aggregate amount of all outstanding Disqualified Equity Interests of the Borrower and any preferred stock of its Restricted Subsidiaries on a consolidated basis, with the amount of such Disqualified Equity Interests and preferred stock equal to the greater of their respective voluntary or involuntary liquidation preferences and maximum fixed repurchase prices, in each case determined on a consolidated basis in accordance with GAAP. For purposes hereof, the “maximum fixed repurchase price” of any Disqualified Equity Interest or preferred stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Equity Interest or preferred stock as if such Disqualified Equity Interest or preferred stock were purchased on any date on which Consolidated Total Debt shall be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of such Disqualified Equity Interest or preferred stock, such fair market value shall be determined reasonably and in good faith by the Borrower.

“Consolidated Working Capital” means, at any date, the excess of (a) the sum of (i) all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date and (ii) long-term accounts receivable over (b) the sum of (i) all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries on such date and (ii) long-term deferred revenue, but excluding, without duplication, (a) the current portion of any Funded Debt, (b) all Indebtedness consisting of Revolving Credit Loans, Swing Line Loans and L/C Obligations to the extent otherwise included therein, (c) the current portion of interest, (d) the current portion of current and deferred income taxes, (e) the current portion of any Capitalized Lease Obligations and (f) deferred revenue arising from cash receipts that are earmarked for specific projects.

“Continuing Director” means, at any date, any individual (a) who is a director of Holdings on the Closing Date, as elected or appointed after giving effect to the Merger and the other transactions contemplated hereby, (b) whose nomination for election to the Board of Directors of Holdings is recommended by a majority of the then Continuing Directors, (c) who receives the vote of the Permitted Holders in his or her election by the stockholders of Holdings or (d) whose nomination for election to the Board of Directors of Holdings has been recommended, directly or indirectly, by the Sponsor or Persons nominated by the Sponsor.

“Contract Consideration” has the meaning specified in the definition of “Excess Cash Flow”.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound, including, without limitation, the Organization Documents of such Person.

“Control” has the meaning specified in the definition of “Affiliate”.

“Converted Restricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA”.

“Converted Unrestricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA”.

“Credit Extension” means each of the following: (a) a Borrowing of any Loan and (b) an L/C Credit Extension.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning specified in Section 2.05(b)(vi).

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate applicable to Base Rate Loans plus (c) 2.0% per annum; provided that with respect to a LIBOR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Class A Incremental Term Loans, Revolving Credit Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within one (1) Business Day of the date required to be funded by it hereunder, unless the subject of a good faith dispute (or a good faith dispute that is subsequently cured), (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one (1) Business Day of the date when due, unless the subject of a good faith dispute (or a good faith dispute that is subsequently cured), (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding or (d) has notified the Borrower and/or the Administrative Agent in writing of any of the foregoing (including any written certification of its intent not to comply with its obligations under Article II).

“Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with a Disposition pursuant to Section 7.05(j) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation, less the amount of Cash Equivalents received in connection with a subsequent sale of or collection on such Designated Non-Cash Consideration.

“Disposed EBITDA” means, with respect to any Sold Entity or Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business or such Converted Unrestricted Subsidiary (determined using such definitions as if references to the Borrower and its Subsidiaries therein are to such Sold Entity or Business and its Subsidiaries or such Converted Unrestricted Subsidiary and its Subsidiaries, as the case may be), all as determined on a consolidated basis for such Sold Entity or Business or such Converted Unrestricted Subsidiary.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any issuance or sale of Equity Interests) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided, that (i) any single transaction or series of related transactions resulting in net cash proceeds equal to or less than $5,000,000 and (ii) any Syndication, in each case shall not constitute a “Disposition”.

“Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is putable or exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and all outstanding Letters of Credit), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the maturity date of the Class A Incremental Term Loans; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of Holdings, the Borrower or the Restricted Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by Holdings, the Borrower or the Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations; provided, further, that any Equity Interests held by any future, current or former employee, director, officer, manager or consultant of the Borrower, any of its Subsidiaries, any of its direct or indirect parent companies or any other entity in which the Borrower or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the Board of Directors of the Borrower (or the compensation committee thereof), in each case pursuant to any stock subscription or shareholders’ agreement, management equity plan or stock option plan or any other management or employee benefit plan or agreement shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Borrower or its Subsidiaries.

“Division” means the Surgery Centers Division of HealthSouth Corporation and its Subsidiaries.

“Documentation Agents” means each of General Electric Capital Corporation, Goldman Sachs Bank USA, Natixis and The Royal Bank of Scotland PLC, as a Documentation Agent under this Agreement..

“Dollar” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia and that is not a direct or indirect Subsidiary of a Foreign Subsidiary.

“Domestic Material Subsidiary” means any Domestic Subsidiary that is a Material Subsidiary.

“ECF Percentage” has the meaning specified in Section 2.05(b)(i).

“Eligible Assignee” means any Assignee permitted by and, to the extent applicable, consented to in accordance with Section 10.07(b).

“EMU” means the economic and monetary union as contemplated in the Treaty on European Union.

“Environmental Claim” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation or proceedings with respect to any Environmental Liability (hereinafter “Claims”), including (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law.

“Environmental Laws” means any and all Laws relating to the protection of the environment or, to the extent relating to exposure to Hazardous Materials, human health.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, losses, claims, actions, judgments, orders, costs, environmental remediation, fines, penalties or indemnities) directly or indirectly resulting from or based upon (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract or agreement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Contribution” means the cash contribution as common equity by the Sponsor and the Co-Investors to Holdings (or one or more direct or indirect holding company parents of Holdings) in an aggregate amount equal to at least 20% of the pro forma capitalization of the Borrower (after giving effect to the Transaction).

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common Control with Holdings or the Borrower and is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) any Pension Plan has an “accumulated funding deficiency (as defined in Section 412 of the Code), whether or not waived, and on and after the effectiveness of the Pension Act, any Pension Plan has failed to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan; (c) a withdrawal by Holdings or the Borrower or any of their respective ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (d) a complete or partial withdrawal by Holdings or the Borrower or any of their respective ERISA Affiliates from a Multiemployer Plan, notification of Holdings or the Borrower or any of their respective ERISA Affiliates concerning the imposition of withdrawal liability or notification that a Multiemployer Plan is insolvent or is in reorganization within the meaning of Title IV of ERISA; (e) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) on and after the effectiveness of the applicable provisions of the Pension Act, a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code); (g) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Holdings or the Borrower or any of their respective ERISA Affiliates.

“Event of Default” has the meaning specified in Section 8.01.

“Excess Cash Flow” means, for any period, an amount equal to the excess of:

(a) the sum, without duplication, of:

(i) Consolidated Net Income of the Borrower for such period,

(ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income,

(iii) decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions or Dispositions by the Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting),

(iv) an amount equal to the aggregate net non-cash loss on Dispositions by the Borrower and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income,

(v) cash receipts in respect of Swap Contracts during such fiscal year to the extent not otherwise included in such Consolidated Net Income, and

(vi) without duplication of amounts included in Excess Cash Flow in prior periods, to the extent that the amount of cash taxes or tax reserves set aside or payable (without duplication) in such period is less than the amount of tax expense deducted in determining Consolidated Net Income for such period, an amount equal to such tax expense minus such cash taxes or tax reserves set aside or payable; over

(b) the sum, without duplication, of:

(i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income and cash charges included in clauses (a) through (m) of the definition of Consolidated Net Income,

(ii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Capital Expenditures or acquisitions of intellectual property accrued or made in cash during such period, except to the extent that such Capital Expenditures or acquisitions were financed with the proceeds of Indebtedness of the Borrower or the Restricted Subsidiaries,

(iii) the aggregate amount of all principal payments of Indebtedness of the Borrower and the Restricted Subsidiaries (including (A) the principal component of payments in respect of Capitalized Leases and (B) the amount of any mandatory prepayment of Term Loans pursuant to Section 2.05(b)(ii) to the extent required due to a Disposition that resulted in an increase to such Consolidated Net Income and not in excess of the amount of such increase but excluding (X) all other prepayments of Term Loans, (Y) all prepayments of Revolving Credit Loans and Swing Line Loans and (Z) all prepayments in respect of any other revolving credit facility, except, in the case of clauses (Y) and (Z), to the extent there is an equivalent permanent reduction in commitments thereunder) made during such period, except to the extent financed with the proceeds of other Indebtedness of the Borrower or the Restricted Subsidiaries,

(iv) an amount equal to the aggregate net non-cash gain on Dispositions by the Borrower and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income,

(v) increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions or Dispositions by the Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting),

(vi) cash payments by the Borrower and the Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and the Restricted Subsidiaries other than Indebtedness to the extent that such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income,

(vii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Investments and acquisitions made during such period to the extent that such Investments and acquisitions were financed with internally generated cash flow of the Borrower and the Restricted Subsidiaries,

(viii) the amount of Restricted Payments paid during such period and to the extent such Restricted Payments were financed with internally generated cash flow of the Borrower and the Restricted Subsidiaries, including any payments made to Holdings for the purpose of funding any of the items described in clauses (i) through (xiii) of this clause (b),

(ix) the aggregate amount of expenditures actually made by the Borrower and the Restricted Subsidiaries from internally generated cash flow of the Borrower and the Restricted Subsidiaries during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period or are not deducted in calculating Consolidated Net Income,

(x) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by Holdings, the Borrower and the Restricted Subsidiaries during such period that are made in connection with any prepayment of Indebtedness to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income,

(xi) without duplication of amounts deducted from Excess Cash Flow in prior periods, (A) the aggregate consideration required to be paid in cash by the Borrower or any of the Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period or (B) any planned cash expenditures by the Borrower or any of the Restricted Subsidiaries (the “Planned Expenditures”), in each case relating to Permitted Acquisitions, Capital Expenditures or acquisitions of intellectual property to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period; provided that, to the extent the aggregate amount of internally generated cash flow actually utilized to finance such Permitted Acquisitions, Capital Expenditures or acquisitions of intellectual property during such period of four consecutive fiscal quarters is less than the Contract Consideration and the Planned Expenditures, as applicable, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters,

(xii) without duplication of amounts deducted from Excess Cash Flow in prior periods, the amount of cash taxes paid or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period, and

(xiii) cash expenditures in respect of Swap Contracts during such fiscal year to the extent not deducted in arriving at such Consolidated Net Income.

“Exchange Act” means the Securities Exchange Act of 1934.

“Excluded Equity Interests” means any Equity Interests whose pledge is prohibited by law or by Contractual Obligations that are not rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law or principles of equity; provided that at such time as the condition causing such prohibition shall be remedied, whether by contract, change of law or otherwise, such Equity Interests shall immediately cease to be Excluded Equity Interests, and any security interest that would otherwise be granted under the Collateral Documents shall attach immediately to such Equity Interests, or to the extent severable, to any portion of such Equity Interests to which such prohibition does not apply.

“Excluded Subsidiary” means (a) any Insurance Subsidiary, (b) any Securitization Subsidiary, (c) each Subsidiary listed on Schedule 1.01C hereto, (d) any Subsidiary that is prohibited by contractual requirements or applicable Law from guaranteeing the Obligations, (e) any Foreign Subsidiary or any Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary, (f) any Restricted Subsidiary acquired pursuant to a Permitted Acquisition financed with secured Indebtedness and each Restricted Subsidiary thereof that guarantees such Indebtedness; provided that each such Restricted Subsidiary shall cease to be an Excluded Subsidiary under this clause (f) if such secured Indebtedness is repaid or becomes unsecured or if such Restricted Subsidiary ceases to guarantee such secured Indebtedness, as applicable, (g) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower, the cost or other consequences (including any adverse tax consequences) of providing a Guarantee shall be excessive in relation to the benefits to be obtained by the Lenders therefrom and (h) each Unrestricted Subsidiary.

“Existing Credit Agreement” means the Credit Agreement, dated as of June 29, 2007, as in effect immediately prior to the Restatement Effective Date, among the Borrower, Holdings, the Lenders party thereto and the Administrative Agent.

“Facility” means the Class A Revolving Credit Facility, the Class B Revolving Credit Facility, the Class A Term Loans, the Class B Term Loans and the Class A Incremental Term Loans, as the context may require.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

“Foreign Lender” has the meaning specified in Section 3.01(d).

“Foreign Plan” means any material employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by, or entered into with, Holdings or any Subsidiary of Holdings with respect to employees employed outside the United States.

“Foreign Subsidiary” means any Subsidiary of the Borrower that is not a Domestic Subsidiary.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“Funded Debt” means all Indebtedness of the Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), the Lenders and the Borrower shall negotiate in good faith amendments to the provisions of this Agreement with the intent of having the respective positions of the Lenders and the Borrower after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” has the meaning specified in Section 10.07(h).

“Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or monetary other obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or monetary other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” has the meaning specified in the definition of “Collateral and Guarantee Requirement”.

“Guaranty” means (a) the guaranty made by Holdings and the other Guarantors in favor of the Administrative Agent on behalf of the Secured Parties pursuant to clause (b)(i) of the definition of “Collateral and Guarantee Requirement,” substantially in the form of Exhibit F and (b) each other guaranty and guaranty supplement delivered pursuant to Section 6.11.

“Hazardous Materials” means all explosive or radioactive substances or wastes, all hazardous or toxic substances, and all other substances, wastes or pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, ozone-depleting substances and infectious or medical wastes prohibited or regulated by or pursuant to or imposing liability under any Environmental Law.

“Hedge Bank” means any Person that is an Agent, a Lender, or an Affiliate of any of the foregoing at the time it enters into a Secured Hedge Agreement, in its capacity as a party thereto, whether or not such Person subsequently ceases to be an Agent, a Lender or an Affiliate of any of the foregoing.

“HIPAA” has the meaning specified in Section 6.10.

“Historical Financial Statements” means the financial statements described under “Historical Financial Statements” in Schedule 1 to Exhibit E of the Commitment Letter.

“Holdings” has the meaning specified in the introductory paragraph to this Agreement.

“Incremental Amendment” has the meaning specified in Section 2.14(a).

“Incremental Facility Closing Date” has the meaning specified in Section 2.14(a).

“Incremental Term Loan” has the meaning specified in Section 2.14(a).

“Incremental Term Loan Maturity Date” means June 30, 2018, or, in the event the maturity date of the Senior Notes is earlier than the date that is 91 days after June 30, 2018, 91 days prior to the maturity date of the Senior Notes; provided that if such day is not a Business Day, the Incremental Term Loan Maturity Date shall be the Business Day immediately preceding such day.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) the maximum amount (after giving effect to any prior drawings or reductions that may have been reimbursed) of all letters of credit (other than commercial letters of credit), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts and accrued expenses payable in the ordinary course of business and (ii) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and if not paid after becoming due and payable);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all Attributable Indebtedness;

(g) all obligations of such Person in respect of Disqualified Equity Interests; and

(h) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would be included in the calculation of Consolidated Total Debt of such Person (if such Person were the Borrower) and (B) in the case of the Borrower and its Restricted Subsidiaries, exclude all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll- over or extensions of terms) and made in the ordinary of business. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Liabilities” has the meaning specified in Section 10.05.

“Indemnitees” has the meaning specified in Section 10.05.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Borrower, qualified to perform the task for which it has been engaged and that is independent of the Borrower and its Affiliates.

“Information” has the meaning specified in Section 10.08.

“Initial Revolving Borrowing” means one or more borrowings of Revolving Credit Loans on the Closing Date in an amount not to exceed the aggregate amounts specified or referred to in the definition of the term “Permitted Initial Revolving Borrowing Purposes” or issuances of Letters of Credit on the Closing Date.

“Insurance Subsidiary” means any direct or indirect Subsidiary of the Borrower established solely for the purpose or providing insurance benefits to the Borrower and its Subsidiaries or any of their respective staff.

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the maturity date of the Facility under which such Loan was made; provided that if any Interest Period for a LIBOR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the maturity date of the Facility under which such Loan was made.

“Interest Period” means, as to each LIBOR Loan, the period commencing on the date such LIBOR Loan is disbursed or converted to or continued as a LIBOR Loan and ending on the date one, two, three or six months thereafter, or to the extent available to each Lender of such LIBOR Loan, nine or twelve months (or such period of less than one month), as selected by the Borrower in its Committed Loan Notice; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the maturity date of the Facility under which such Loan was made.

“Intermediate Holding Company” means each Subsidiary set forth on Schedule I hereto.

“Investment” means, as to any Person, any direct or indirect investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of the Borrower and its Subsidiaries, intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll- over or extensions of terms) and made in the ordinary course of business) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent changes in the value of such Investment, net of (i) any return representing a return of capital with respect to such Investment and (ii) any dividend, distribution or other return on capital with respect to such Investment. “Investments” shall include the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the fair market value of the net assets of a (i) Subsidiary of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary or (ii) Qualified Restricted Subsidiary of the Borrower at the time such Qualified Restricted Subsidiary is designated as (or otherwise becomes) a Restricted Subsidiary that is not a Qualified Restricted Subsidiary; provided that upon a redesignation of such Subsidiary as a Restricted Subsidiary, in the case of clause (i) above, or upon a redesignation of such Restricted Subsidiary as a Qualified Restricted Subsidiary, in the case of clause (ii) above, the Borrower shall be deemed in each case to continue to have a permanent “Investment” in an Unrestricted Subsidiary or in a Restricted Subsidiary that is not a Qualified Restricted Subsidiary, as the case may be, in an amount (if positive) equal to: (a) the Borrower’s “Investment” in such Subsidiary at the time of such redesignation; less (b) the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation. Any property transferred to or from an Unrestricted Subsidiary or to or from a Restricted Subsidiary that is not a Qualified Restricted Subsidiary shall be valued at its fair market value at the time of such transfer.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other nationally recognized statistical rating agency selected by the Borrower.

“Investment Grade Securities” means (a) securities issued or directly and fully guaranteed or insured by the government of the United States of America or any agency or instrumentality thereof (other than Cash Equivalents), (b) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the Borrower and its Subsidiaries, (c) investments in any fund that invests exclusively in investments of the type described in clauses (a) and (b), which fund may also hold immaterial amounts of cash pending investment or distribution and (d) corresponding instruments in countries other than the United States of America customarily utilized for high quality investments, in each case, consistent with the Borrower’s cash management and investment practices.

“Junior Financing” has the meaning specified in Section 7.12(a).

“Junior Financing Documentation” means any documentation governing any Junior Financing.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“L/C Advances” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit that has not been reimbursed on the applicable Required Reimbursement Date or refinanced as a Revolving Credit Borrowing.

“L/C Credit Extensions” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“L/C Issuer” means JPMorgan Chase Bank, N.A. and any other Lender that becomes an L/C Issuer in accordance with Section 2.03(j) or 10.07(j), in each case, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“L/C Obligations” means, as at any date of determination, the aggregate maximum amount then available to be drawn under all outstanding Letters of Credit (whether or not (i) such maximum amount is then in effect under any such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit or (ii) the conditions to drawing can then be satisfied) plus the aggregate of all Unreimbursed Amounts in respect of Letters of Credit, including all L/C Borrowings.

“L/C Sublimit” means an amount equal to the lesser of (a) $50,000,000 and (b) the aggregate amount of the Revolving Credit Commitments.

“Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes an L/C Issuer and the Swing Line Lender, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.”

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Letter of Credit” means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer.

“Letter of Credit Expiration Date” means the day that is three (3) Business Days prior to the Class B Revolving Credit Facility Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).

“LIBOR” means, for any Interest Period, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “LIBOR” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBOR Loan being made, continued or converted by the Administrative Agent and with a term equivalent to such Interest Period would be offered by a London Affiliate of the Administrative Agent to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period. Notwithstanding the foregoing and solely for purposes of calculating interest payable in respect of Class A Incremental Term Loans, if at any time LIBOR is less than 1.50% then LIBOR shall be deemed at such time to be equal to 1.50%.

“LIBOR Loan” means a Loan that bears interest at a rate based on LIBOR.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing); provided, that in no event shall an operating lease be deemed a Lien.

“Loan” means an extension of credit by a Lender to a Borrower under Article 2 in the form of a Class A Term Loan, a Class B Term Loan, a Class A Revolving Credit Loan, a Class B Revolving Credit Loan, a Swing Line Loan or a Class A Incremental Term Loan.

“Loan Documents” means, collectively, (i) this Agreement, (ii) the Notes, (iii) the Guaranty, (iv) the Collateral Documents, (v) each Letter of Credit Application and (vi) any intercreditor agreement entered into pursuant to Section 7.01(ee).

“Loan Parties” means, collectively, the Borrower, Holdings and each other Guarantor.

“Management Stockholders” means the members of management of Holdings or the Borrower or any of its Subsidiaries who are investors in Holdings or any direct or indirect parent thereof.

“Master Agreement” has the meaning specified in the definition of “Swap Contract.”

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, assets, liabilities (actual or contingent), prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, (b) the ability of the Loan Parties (taken as a whole) to perform any of their respective payment obligations under any Loan Document to which any of the Loan Parties is a party or (c) the rights and remedies of the Lenders or the Agents under any Loan Document.

“Material Subsidiary” means, at any date of determination, each Restricted Subsidiary of the Borrower (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 10% (or, solely for purposes of Article 8 hereof, 5%) of the Total Assets at such date or (b) whose net revenues for such Test Period were equal to or greater than 10% (or, solely for purposes of Article 8 hereof, 5%) of the consolidated net revenues of the Borrower and the Restricted Subsidiaries for such Test Period, in each case determined in accordance with GAAP; provided that in the event (x) the total assets of all Guarantors for the most recently ended Test Period are less than 90% of Total Assets at such date or (y) the net revenues of all Guarantors for the most recently ended Test Period are less than 90% of consolidated net revenues for the Borrower and the Restricted Subsidiaries for such period, the Borrower shall promptly cause such additional Subsidiaries to become Guarantors as may be necessary to satisfy the foregoing 90% threshold.

“Material Real Property” means any real property owned by any Loan Party with a fair market value in excess of $7,500,000.

“Maximum Rate” has the meaning specified in Section 10.10.

“Merger” means the merger on the Closing Date of Surgery Centers Merger Sub LLC with and into the Borrower.

“Minority Investment” means any Person other than a Subsidiary in which the Borrower or any Restricted Subsidiary owns any Equity Interests.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgages” means collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Administrative Agent on behalf of the Lenders in form and substance reasonably satisfactory to the Administrative Agent, and any other mortgages executed and delivered pursuant to Section 6.11.

“Mortgage Policies” has the meaning specified in Section 6.13(b)(ii).

“Mortgaged Properties” has the meaning specified in paragraph (f) of the definition of Collateral and Guarantee Requirement.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which Holdings, the Borrower or any of their respective ERISA Affiliates makes or is obligated to make contributions, or during the period since May 31, 2005, has made or been obligated to make contributions.

“Net Cash Proceeds” means:

(a) with respect to the Disposition of any asset by the Borrower or any of the Restricted Subsidiaries or any Casualty Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash and Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of the Borrower or any of the Restricted Subsidiaries) over (ii) the sum of

(A) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event and that is required to be repaid in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents), (B) the out-of-pocket fees and expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by the Borrower or such Restricted Subsidiary in connection with such Disposition or Casualty Event, (C) taxes or distributions made pursuant to Section 7.06(g)(i) or (g)(iii) paid or estimated to be payable in connection therewith (including withholding taxes imposed on the repatriation of any such Net Cash Proceeds), (D) in the case of any Disposition or Casualty Event by a non-wholly owned Restricted Subsidiary, the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (D)) attributable to minority interests and not available for distribution to or for the account of the Borrower or a wholly owned Restricted Subsidiary as a result thereof, and (E) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by the Borrower or any Restricted Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, it being understood that “Net Cash Proceeds” shall include the amount of any reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in this clause (E); provided that no such net cash proceeds shall constitute Net Cash Proceeds under this clause (a) in any fiscal year until the aggregate amount of all such net cash proceeds in such fiscal year shall exceed $15,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Cash Proceeds under this clause (a)); and

(b) (i) with respect to the incurrence or issuance of any Indebtedness by the Borrower or any Restricted Subsidiary or any Permitted Equity Issuance by the Borrower, the excess, if any, of (A) the sum of the cash and Cash Equivalents received in connection with such incurrence or issuance over (B) (x) taxes or distributions made pursuant to Section 7.06(g)(i) or (g)(iii) paid or estimated to be payable in connection therewith (including withholding taxes imposed on the repatriation of any cash received in connection with such incurrence or issuance) and (y) the investment banking fees, underwriting discounts, commissions, costs and other out-of-pocket expenses and other customary expenses, incurred by the Borrower or such Restricted Subsidiary in connection with such incurrence or issuance and (ii) with respect to any Permitted Equity Issuance by any direct or indirect parent of the Borrower, the amount of cash and Cash Equivalents from such Permitted Equity Issuance contributed to the capital of the Borrower.

“Net Income” means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

“Non-Cash Charges” has the meaning specified in the definition of the term “Consolidated EBITDA”.

“Non-Consenting Lender” has the meaning specified in Section 3.07(d).

“Nonrenewal Notice Date” has the meaning specified in Section 2.03(b)(iii).

“Note” means a Term Note, Incremental Term Note or a Revolving Credit Note, as the context may require.

“Obligations” means all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and expenses that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and expenses are allowed claims in such proceeding, (y) obligations of any Loan Party arising under any Secured Hedge Agreement and (z) Cash Management Obligations. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document.

“Operating Facility EBITDA” means, for any period, Consolidated EBITDA of the Borrower and the Restricted Subsidiaries, plus (i) the amount of any minority interest expense for such period consisting of Subsidiary income attributable to minority Equity Interests of third parties in any non-wholly owned Subsidiary, plus (ii) corporate-level general and administrative expenses for such period, minus (iii) income recognized by the Borrower or any Restricted Subsidiary from any Minority Investment during such period.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Taxes” has the meaning specified in Section 3.01(h).

“Outstanding Amount” means (a) with respect to the Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans (including any refinancing of outstanding Unreimbursed Amounts under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount thereof on such date after giving effect to any related L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding Unreimbursed Amounts under related Letters of Credit (including any refinancing of outstanding Unreimbursed Amounts under related Letters of Credit or related L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date.

“Participant” has the meaning specified in Section 10.07(e).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Act” means the Pension Protection Act of 2006, as amended.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Holdings, the Borrower or any of their respective ERISA Affiliates or to which Holdings, the Borrower or any of their respective ERISA Affiliates contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time since May 31, 2005.

“Perfection Certificate” means the certificate delivered by Holdings and the Borrower to the Administrative Agent on the Closing Date substantially in the form of Exhibit I hereto.

“Permitted Acquisition” has the meaning specified in Section 7.02(j).

“Permitted Equity Issuance” means any sale or issuance of any Qualified Equity Interests of the Borrower or any direct or indirect parent of the Borrower, in each case to the extent permitted hereunder.

“Permitted Holders” means each of (i) the Sponsor and (ii) the Management Stockholders.

“Permitted Initial Revolving Borrowing Purposes” means (a) one or more Borrowings of Revolving Credit Loans to finance the Transaction, not to exceed $15,000,000 in the aggregate on the Closing Date, and (b) the issuance of Letters of Credit in replacement of, or as a backstop for, letters of credit or other existing credit arrangements of the Borrower or the Restricted Subsidiaries outstanding on the Closing Date.

“Permitted Payment Restriction” means any consensual encumbrance or restriction (each, as used in this sentence, a “restriction”) on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions on its Equity Interests to the Borrower or a Restricted Subsidiary or make any payments with respect to any Indebtedness owed by it to the Borrower or a Restricted Subsidiary or (b) make any loans or advances to the Borrower or a Restricted Subsidiary, which restriction satisfies all of the following conditions: (i) such restriction becomes effective only upon the occurrence of (A) specified events under its charter or (B) a default by such Restricted Subsidiary in the payment of principal of or interest, a bankruptcy default, a default on any financial covenant or any other material default, in each case on Indebtedness that was incurred by such Restricted Subsidiary under Section 7.03 hereof and (ii) such restriction would not materially impair the Borrower’s ability to make any scheduled or required payments with respect to the Facilities, as determined (A) at the time of any proposed Investment by the Borrower or any other Restricted Subsidiary in such Restricted Subsidiary, (B) at the time of any proposed purchase, redemption or other acquisition by the Borrower or any other Restricted Subsidiary from Strategic Investors of Equity Interests in such Restricted Subsidiary and (C) at the time of any proposed incurrence of Indebtedness by such Restricted Subsidiary, in each case to the extent permitted under this Agreement, in good faith by the chief executive officer or chief financial officer of the Borrower (or, by the Board of Directors of the Borrower if the amount of any such transaction would be greater than $7.5 million) whose determination shall be conclusive.

“Permitted Qualified Company Payment Restriction” means any consensual encumbrance or restriction (each, as used in this sentence, a “restriction”) on the ability of any Qualified Holding Company or Qualified Enterprise to (a) pay dividends or make any other distributions on its Equity Interests to its equity owners or make any payments with respect to any Indebtedness owed by it to the Borrower or a Restricted Subsidiary or (b) make any loans or advances to the Borrower or a Restricted Subsidiary, which restriction satisfies all the following conditions: (i) such restriction becomes effective only upon the occurrence of (A) specified events under its charter or (B) a default by such Qualified Holding Company or Qualified Enterprise in the payment of principal or interest, a bankruptcy default, a default on any financial covenant or any other material default and (ii) such restriction along with all other restrictions would not materially impair the Borrower’s ability to make any scheduled or required payments with respect to the Facilities, as determined (A) at the time of any proposed Investment by the Borrower or any other Restricted Subsidiary in such Qualified Holding Company, (B) at the time of any proposed purchase, redemption or other acquisition by the Borrower or any other Restricted Subsidiary from Strategic Investors of Equity Interests in such Qualified Holding Company and (C) at the time of any proposed incurrence of Indebtedness by such Qualified Holding Company, in good faith by the chief executive officer or chief financial officer of the Borrower (or, by the Board of Directors of the Borrower if the amount of any such transaction would be greater than $7,500,000) whose determination shall be conclusive.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized and undrawn letters of credit thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(b) or (e), such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) other than with respect to a Permitted Refinancing of Indebtedness permitted pursuant to Section 7.03(b) or (e), at the time thereof, no Event of Default shall have occurred and be continuing, (d) with respect to a Permitted Refinancing of Indebtedness permitted pursuant to Section 7.03(b), there are no new obligors of such Indebtedness and (e) if such Indebtedness being modified, refinanced, refunded, renewed or extended is Junior Financing, (i) to the extent such Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (ii) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended; provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (iii) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, refunded, renewed or extended.

“Permitted Subordinated Notes” shall mean senior subordinated notes issued by the Borrower or a Guarantor, provided that (a) the terms of such notes provide for customary subordination of such notes to the Obligations and do not provide for any scheduled repayment, mandatory redemption, sinking fund obligation or other payment prior to the date that is ninety- one (91) days after the maturity date for the Class A Incremental Term Loans, other than customary offers to purchase upon a change of control, asset sale or casualty or condemnation event and customary acceleration rights upon an event of default and (b) the covenants, events of default, guarantees and other terms for such notes (provided that such notes shall have interest rates and redemption premiums determined by the Board of Directors of the Borrower to be market rates and premiums at the time of issuance of such notes), taken as a whole, are determined by the Board of Directors of the Borrower to be market terms on the date of issuance and in any event are not materially more restrictive on the Borrower and the Restricted Subsidiaries, or materially less favorable to the Lenders, than the terms of the Senior Subordinated Notes and do not require the maintenance or achievement of any financial performance standards other than as a condition to taking specified actions, provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days (or such shorter period to which the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees).

“Permitted Subordinated Notes Documentation” means any notes, instruments, agreements and other credit documents governing any Permitted Subordinated Notes.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“PIK-Option Indebtedness” means, with respect to any Person, Indebtedness of such Person the terms of which permit, at such Person’s option, interest to be paid entirely in cash, entirely in-kind or a combination thereof.

“Plan” means any material “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), other than a Foreign Plan, established by Holdings, the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of their respective ERISA Affiliates.

“Pledged Debt” has the meaning specified in the Security Agreement.

“Post-Acquisition Period” means, with respect to any Permitted Acquisition, the period beginning on the date such Permitted Acquisition is consummated and ending on the last day of the sixth full consecutive fiscal quarter immediately following the date on which such Permitted Acquisition is consummated.

“Principal L/C Issuer” means any L/C Issuer that has issued Letters of Credit under the Revolving Credit Facility having an aggregate Outstanding Amount in excess of $10,000,000.

“Pro Forma Adjustment” means, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or Converted Restricted Subsidiary or the Consolidated EBITDA of the Borrower, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, projected by the Borrower in good faith as a result of (a) actions taken during such Post-Acquisition Period for the purposes of realizing reasonably identifiable and factually supportable cost savings or (b) any additional costs incurred during such Post-Acquisition Period, in each case in connection with the combination of the operations of such Acquired Entity or Business or Converted Restricted Subsidiary with the operations of the Borrower and the Restricted Subsidiaries; provided that, so long as such actions are taken during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, it may be assumed that such cost savings will be realizable during the entirety of such Test Period, or such additional costs, as applicable, will be incurred during the entirety of such Test Period; provided further that any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for cost savings or additional costs already included in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period.

“Pro Forma Balance Sheet” has the meaning specified in Section 5.05(b).

“Pro Forma Basis” and “Pro Forma Effect” mean, with respect to compliance with any test or covenant hereunder, that (A) to the extent applicable, the Pro Forma Adjustment shall have been made and (B) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Disposition of all or substantially all Equity Interests in any Subsidiary of the Borrower or any division, product line, or facility used for operations of the Borrower or any of its Subsidiaries, shall be excluded, and (ii) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, shall be included, (b) any retirement of Indebtedness, and (c) any Indebtedness incurred or assumed by the Borrower or any of the Restricted Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that, without limiting the application of the Pro Forma Adjustment pursuant to (A) above, the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to events (including operating expense reductions) that are (as determined by the Borrower in good faith) (i) (x) directly attributable to such transaction, (y) expected to have a continuing impact on the Borrower and the Restricted Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of Pro Forma Adjustment.

“Pro Forma Financial Statements” has the meaning specified in Section 5.05(b).

“Pro Rata Share” means, with respect to each Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place) the numerator of which is the amount of the Commitments of such Lender under the applicable Facility at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility at such time; provided that if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof. Notwithstanding the foregoing, for purposes of the Revolving Credit Facility, the Term Loans, the L/C Obligations and Swing Line Obligations, Pro Rata Share means, with respect to each Lender at any time, a fraction (expressed as a percentage carried out to the ninth decimal place) (a) in the case of the Revolving Credit Facility, the L/C Obligations and the Swing Line Obligations, the numerator of which is the amount of the Commitment of such Lender in respect of the Class A Revolving Credit Facility or the Class B Revolving Credit Facility of such Lender as the case may be, and the denominator of which is the sum of the aggregate amount of the Commitments in respect of the Class A Revolving Credit Facility at such time plus the aggregate amount of the Commitments in respect of the Class B Revolving Credit Facility at such time and, (b) in the case of the Term Loans, the numerator of which is the aggregate principal amount of the Class A Term Loans or Class B Term Loans held by such Lender at such time, as the case may be, and the denominator of which is the sum of the aggregate principal amount of all Class A Term Loans outstanding at such time plus the aggregate principal amount of all Class B Term Loans outstanding at such time.

“Projections” shall have the meaning specified in Section 6.01(c).

“Qualified Enterprise” means a Person conducting only businesses permitted under Section 7.07.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Qualified Holding Company” means (a) any Person whose business consists of holding a majority of the equity interests in one or more Qualified Enterprises and that satisfies all the following requirements: (i) except for Permitted Qualified Company Payment Restrictions, there are no restrictions (other than customary restrictions arising under any applicable state law) on the ability of such Qualified Holding Company or any such Qualified Enterprise to pay dividends or make distributions to the holders of its Equity Interests; (ii) except to the extent restricted pursuant to a Permitted Qualified Company Payment Restriction or a Permitted Payment Restriction, each of such Qualified Holding Company and Qualified Enterprise customarily declare and pay regular monthly, quarterly or semi-annual dividends or distributions to the holders of their Equity Interests in an amount equal to substantially all their respective available cash flow for such period, as determined in good faith by their respective Boards of Directors, subject to such ordinary and customary reserves and other amounts as, in the good faith judgment of such Board of Directors, may be necessary so that the business of such Persons may be properly and advantageously conducted at all times, and the Borrower expects each such Qualified Holding Company and Qualified Enterprise to continue to declare and pay such regular dividends or distributions in the manner set forth above; (iii) the Equity Interests of such Qualified Holding Company consists solely of (x) Equity Interests owned by the Borrower, Qualified Restricted Subsidiaries of the Borrower and/or Strategic Investors and (y) directors’ qualifying shares; and (iv) the Equity Interests of such Qualified Enterprise consists solely of (x) Equity Interests owned by such Qualified Holding Company and/or Strategic Investors and (y) directors’ qualifying shares.

“Qualified Restricted Subsidiary” means (a) any Restricted Subsidiary of the Borrower that satisfies all of the following requirements: (i) except for Permitted Payment Restrictions, there are no restrictions (other than customary restrictions arising under any state law) on the ability of such Restricted Subsidiary to pay dividends or make distributions to the holders of its Equity Interests; (ii) except to the extent restricted pursuant to a Permitted Payment Restriction, such Restricted Subsidiary customarily declares and pays regular monthly, quarterly or semi-annual dividends or distributions to the holders of its Equity Interests in an amount equal to substantially all of the available cash flow of such Restricted Subsidiary for such period, as determined in good faith by its Board of Directors, subject to such ordinary and customary reserves and other amounts as, in the good faith judgment of such Board of Directors, may be necessary so that the business of such Restricted Subsidiary may be properly and advantageously conducted at all times, and the Borrower intends to cause such Restricted Subsidiary to continue to declare and pay such regular dividends or distributions in the manner set forth above; (iii) the Equity Interests of such Restricted Subsidiary consists solely of (x) Equity Interests owned by the Borrower, Qualified Restricted Subsidiaries of the Borrower and/or Strategic Investors and (y) directors’ qualifying shares and (b) any Restricted Subsidiary that is a Guarantor.

“Qualified Minority Investment” means an investment in the Equity Interests of a Qualified Holding Company.

“Qualified Securitization Financing” means any Securitization Financing of a Securitization Subsidiary that meets the following conditions: (a) the Board of Directors of the Borrower shall have determined in good faith that such Qualified Securitization Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and the Securitization Subsidiary, (b) all sales and/or contributions of Securitization Assets and related assets to the Securitization Subsidiary are made at fair market value (as determined in good faith by the Borrower) and (c) the financing terms, covenants, termination events and other provisions thereof, including any Standard Securitization Undertakings, shall be market terms (as determined in good faith by the Borrower). The grant of a security interest in any Securitization Assets of the Borrower or any of the Restricted Subsidiaries (other than a Securitization Subsidiary) to secure Indebtedness under this Agreement prior to engaging in any Securitization Financing shall not be deemed a Qualified Securitization Financing.

“Qualifying IPO” means the issuance by Holdings or any direct or indirect parent of Holdings of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering).

“Refinanced Term Loans” has the meaning specified in Section 10.01.

“Register” has the meaning specified in Section 10.07(d).

“Rejection Notice” has the meaning specified in Section 2.05(b)(vi).

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Replacement Term Loans” has the meaning specified in Section 10.01.

“Reportable Event” means with respect to any Plan any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Facility Lenders” shall mean, with respect to any Facility on any date of determination, Lenders having more than 50% of the sum of (i) the Total Outstandings under such Facility (with, in the case of the Revolving Credit Facility, the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans, as applicable, under such Facility being deemed “held” by such Lender for purposes of this definition) and (ii) the aggregate unused Commitments under such Facility; provided that the unused Commitments of, and the portion of the Total Outstandings under such Facility held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Facility Lenders.

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Term Commitments and (c) aggregate unused Revolving Credit Commitments; provided that the unused Term Commitment and unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Reimbursement Date” has the meaning specified in Section 2.03(c)(i).

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, chief accounting officer, treasurer or assistant treasurer or other similar officer or Person performing similar functions of a Loan Party and, as to any document delivered on the Restatement Effective Date, any secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restatement Effective Date” has the meaning specified to such term in the Amendment and Restatement Agreement.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the Borrower or any of its Restricted Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Borrower’s stockholders, partners or members (or the equivalent Persons thereof).

“Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

“Retained Declined Proceeds” has the meaning specified in Section 2.05(b)(vi).

“Reverted Assets” means any assets or properties (including, without limitation, contract rights and Equity Interests) transferred by the Seller to Holdings pursuant to the Acquisition Agreement that the Seller is required to repurchase pursuant to the Acquisition Agreement as a result of the exercise by a Strategic Investor on or after the Closing Date of any consent rights, rights of first refusal or similar rights with respect to such assets or properties existing on the Closing Date with respect to the transfer or other disposition of such assets or properties pursuant to the Transaction. Reverted Assets shall also include any assets that (a) are not transferred on the Closing Date as part of the Acquisition (or are transferred subject to a contingent divestiture agreement with a Governmental Authority) as a result of the failure to obtain required approvals or consents to such transfer by the appropriate Governmental Authority on or prior to the Closing Date, but are subject on the Closing Date to certain contractual arrangements whereby the Borrower and its Restricted Subsidiaries obtain substantially all of the economic benefits of ownership thereof, pending regulatory approval, and (b) do not receive such required approvals within 12 months of the Closing Date, resulting in the termination of such arrangements and a post-closing purchase price adjustment.

“Reverted Asset Disposition” means a Disposition of Reverted Assets by the Borrower or any Restricted Subsidiary to the Seller (or any Affiliate thereof) or any Strategic Investor.

“Revolving Commitment Increase” has the meaning specified in Section 2.14(a).

“Revolving Commitment Increase Lender” has the meaning specified in Section 2.14(a).

“Revolving Credit Borrowing” means a Borrowing consisting of Revolving Credit Loans of the same Type and, in the case of LIBOR Loans, having the same Interest Period made by each of the Revolving Credit Lenders, pursuant to Section 2.01(b).

“Revolving Credit Commitment” means any Class A Revolving Credit Commitment or Class B Revolving Credit Commitment.

“Revolving Credit Exposure” means, as to each Revolving Credit Lender, the sum of the outstanding principal amount of such Revolving Credit Lender’s Class A Revolving Credit Loans and its Pro Rata Share of the L/C Obligations and the Swing Line Obligations at such time and such Revolving Credit Lender’s Class B Revolving Credit Loans and its Pro Rata Share of the L/C Obligations and the Swing Line Obligations at such time.

“Revolving Credit Facility” means, at any time, the aggregate principal amount of the Class A Revolving Credit Commitments at such time and the aggregate principal amount of the Class B Revolving Credit Commitments at such time.

“Revolving Credit Lender” means, at any time, each Class A Revolving Credit Lender and Class B Revolving Credit Lender that has a Class A Revolving Credit Commitment or Class B Revolving Credit Commitment, as applicable, at such time.

“Revolving Credit Loan” means the Class A Revolving Credit Loans and the Class B Revolving Credit Loans.

“Revolving Credit Note” means a promissory note of the Borrower payable to any Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-2 hereto, evidencing the aggregate Indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender.

“ROFR Right” means, with respect to any Equity Interest, a right of first refusal or other right to acquire such Equity Interest or other right with respect to such Equity Interest resulting from (a) the pledge, sale or offer to sell such Equity Interest or (b) a change of control of the entity which has issued such Equity Interest or any entity holding, directly or indirectly, such Equity Interest.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw- Hill Companies, Inc., and any successor thereto.

“Same Day Funds” means immediately available funds.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Hedge Agreement” means any Swap Contract permitted under Section 7.03(f) that is entered into by and between any Loan Party or any Restricted Subsidiary and any Hedge Bank.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Indemnitees, each Hedge Bank, each Cash Management Bank, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c).

“Securities Act” means the Securities Act of 1933.

“Securitization Assets” means the accounts receivable, royalty or other revenue streams and other rights to payment subject to a Qualified Securitization Financing and the proceeds thereof.

“Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Securitization Subsidiary in connection with any Qualified Securitization Financing.

“Securitization Financing” means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to a Securitization Subsidiary or any other Person (other than the Borrower or a Restricted Subsidiary), or may grant a security interest in, any Securitization Assets of the Borrower or any of its Subsidiaries, and any assets related thereto, including all collateral securing such Securitization Assets, all contracts and all guarantees or other obligations in respect of such Securitization Assets, proceeds of such Securitization Assets and other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Securitization Assets.

“Securitization Repurchase Obligation” means any obligation of a seller of Securitization Assets in a Qualified Securitization Financing to repurchase Securitization Assets arising as a result of a breach of a Standard Securitization Undertaking, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller.

“Securitization Subsidiary” means a wholly owned Subsidiary of the Borrower (or another Person formed for the purposes of engaging in a Qualified Securitization Financing in which the Borrower or any Subsidiary of the Borrower makes an Investment and to which the Borrower or any Subsidiary of the Borrower transfers Securitization Assets and related assets) that engages in no activities other than in connection with the financing of Securitization Assets of the Borrower or its Subsidiaries, all proceeds thereof and all rights (contingent and other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the Board of Directors of the Borrower or such other Person (as provided below) as a Securitization Subsidiary and (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Subsidiary (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Subsidiary, in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which none of Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Subsidiary, has any material contract, agreement, arrangement or understanding other than on terms which the Borrower reasonably believes to be no less favorable to Holdings, the Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower and (c) to which none of Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Subsidiary, has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the Board of Directors of the Borrower or such other Person shall be evidenced to the Administrative Agent by delivery to the Administrative Agent of a certified copy of the resolution of the Board of Directors of the Borrower or such other Person giving effect to such designation and a certificate executed by a Responsible Officer certifying that such designation complied with the foregoing conditions.

“Security Agreement” means, collectively, the Security Agreement executed by the Loan Parties, substantially in the form of Exhibit G, together with each Security Agreement Supplement executed and delivered pursuant to Section 6.11.

“Security Agreement Supplement” has the meaning specified in the Security Agreement.

“Seller” means HealthSouth Corporation, a Delaware corporation.

“Senior Notes” means $150,000,000 in aggregate principal amount of the Borrower’s senior unsecured PIK election notes due 2015 and any additional notes issued or any increase in the outstanding principal amount, in each case, in lieu of cash interest in accordance with the Senior Notes Indenture.

“Senior Notes Indenture” means the Indenture for the Senior Notes, dated as of the date hereof, as the same may be amended, modified, replaced or refinanced to the extent permitted by this Agreement.

“Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Senior Secured Debt as of the last day of the Test Period ended immediately prior to such date to (b) Consolidated EBITDA of the Borrower for such Test Period.

“Senior Secured Leverage Ratio Incurrence Test” has the meaning specified in the proviso to the first paragraph of Section 7.03.

“Senior Subordinated Notes” means $150,000,000 in aggregate principal amount of the Borrower’s senior subordinated notes due 2017.

“Senior Subordinated Notes Indenture” means the Indenture for the Senior Subordinated Notes, dated as of the date hereof, as the same may be amended, modified, replaced or refinanced to the extent permitted by this Agreement.

“Sold Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA”.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SPC” has the meaning specified in Section 10.07(h).

“Specified Transaction” means any Investment, Disposition, incurrence or repayment of Indebtedness, Restricted Payment, Subsidiary designation, Incremental Term Loan or Revolving Commitment Increase that by the terms of this Agreement requires any test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect”.

“Sponsor” means TPG Partners V, L.P. and its Affiliates and Persons, funds or partnerships managed by it or any of its Affiliates, but not including, however, any of its or their respective portfolio companies.

“Sponsor Management Agreement” means the management agreement between certain of the management companies associated with the Sponsor or their advisors and the Borrower.

“Sponsor Termination Fees” means the one time payment under the Sponsor Management Agreement of a termination fee to the Sponsor in the event of either a Change of Control or the completion of a Qualifying IPO.

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary of the Borrower that the Borrower has determined in good faith to be customary, necessary or advisable in a Securitization Financing.

“Strategic Investors” means (1) physicians, hospitals, health systems, other healthcare providers, other healthcare companies and other similar strategic joint venture partners which joint venture partners are or, in connection with a Syndication, will become actively involved in the provision of surgical care and surgery-related services and (2) consultants that receive Equity Interests in joint ventures that provide surgical care or surgery-related services as consideration for consulting services performed.

“Strategic Joint Venture” means any joint venture (regardless of the form of legal entity) (i) that is a Minority Investment, (ii) all of the Equity Interests in which are owned by the Borrower or any Restricted Subsidiary and Strategic Investors and (iii) substantially all of the business activities of which involve lines of business not substantially different from those conducted by the Borrower and the Restricted Subsidiaries on the Closing Date or any business reasonably related or ancillary thereto.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity (excluding, for the avoidance of doubt, charitable foundations) (i) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, directly or indirectly by such person or (ii) the accounts of which are consolidated with such Person’s in such Person’s consolidated financial statements in accordance with GAAP. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Successor Borrower” has the meaning specified in Section 7.04(d).

“Supplemental Administrative Agent” has the meaning specified in Section 9.13 and “Supplemental Administrative Agents” shall have the corresponding meaning.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Facility” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

“Swing Line Lender” means JPMorgan Chase Bank, N.A., in its capacity as provider of Swing Line Loans, or any Revolving Credit Lender that agrees in writing to be the successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Obligations” means, as at any date of determination, the aggregate Outstanding Amount of all Swing Line Loans outstanding.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $25,000,000 and (b) the aggregate principal amount of the Revolving Credit Commitments. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments.

“Syndication” means any sale by the Borrower or any Restricted Subsidiary to one or more Strategic Investors of Equity Interests in one or more Restricted Subsidiaries that own or operate surgical centers (including the resale of any such Equity Interests that were repurchased or redeemed by the Borrower or a Restricted Subsidiary from Strategic Investors as permitted under Article VII); provided, that any such sale is made for consideration not less than the fair market value of the Equity Interests sold (as determined by the Borrower in good faith).

“Syndication Agent” means Goldman Sachs Credit Partners L.P., as Syndication Agent under this Agreement.

“Taxes” has the meaning specified in Section 3.01(a).

“Term Borrowing” means a borrowing consisting of Class A Term Loans or Class B Term Loans, each of the same Type and, in the case of LIBOR Loans, having the same Interest Period made by each of the Class A Term Lenders or Class B Term Lenders, as applicable, pursuant to Section 2.01(a).

“Term Commitment” means, as to each Class A Incremental Term Lender, its obligation to make a Class A Incremental Term Loan to the Borrower pursuant to Section 2.01(c) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.14 under the caption “Term Commitment” or in the Assignment and Assumption pursuant to which such Class A Incremental Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate amount of the Class A Incremental Term Commitments is $100,000,000.

“Term Lender” means, at any time, any Lender that has a Class A Term Loan or a Class B Term Loan.

“Term Loan” means the Class A Term Loans or the Class B Term Loans.

“Term Note” means a promissory note of the Borrower payable to any Term Lender or its registered assigns, in substantially the form of Exhibit C-1 hereto, evidencing the aggregate Indebtedness of the Borrower to such Term Lender resulting from the Term Loans made by such Term Lender.

“Test Period” in effect at any time shall mean the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 6.01(a) or (b).

“Threshold Amount” means $15,000,000.

“Total Assets” means the total assets of the Borrower and the Restricted Subsidiaries on a consolidated basis, as shown on the most recent balance sheet of the Borrower delivered pursuant to Section 6.01(a) or (b) or, for the period prior to the time any such statements are so delivered pursuant to Section 6.01(a) or (b), $1,100,000,000.

“Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Debt (as determined without reference to the last two sentences of the definition thereof) as of the last day of the Test Period ending immediately prior to such date to (b) Consolidated EBITDA of the Borrower for such Test Period.

“Total Leverage Ratio Incurrence Test” has the meaning specified in Section 7.03.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Total Reverted Assets Leverage Ratio” means as of any date of determination, the ratio of (a) Consolidated Total Debt as of the last day of the Test Period ending immediately prior to such date to (b) Consolidated EBITDA of the Borrower for such Test Period.

“Transaction” means, collectively, (a) the Equity Contribution, (b) the Merger, (c) the issuance of the Senior Notes and the Senior Subordinated Notes, (d) the funding of the Class A Term Loans, Class B Term Loans and the Initial Revolving Borrowing, (e) the consummation of any other transactions in connection with the foregoing and (f) the payment of the fees and expenses incurred in connection with any of the foregoing.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a LIBOR Loan.

“Uniform Commercial Code” means the Uniform Commercial Code or any successor provision thereof as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code or any successor provision thereof (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“Unrestricted Subsidiary” means (i) each Subsidiary of the Borrower listed on Schedule 1.01B, (ii) each Securitization Subsidiary, (iii) each Insurance Subsidiary, (iv) any Subsidiary of the Borrower designated by the Board of Directors of the Borrower as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the date hereof and (v) any Subsidiary of an Unrestricted Subsidiary in each case, until such Person ceases to be an Unrestricted Subsidiary of the Borrower in accordance with Section 6.14 or ceases to be a Subsidiary of the Borrower.

“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time.

“U.S. Lender” has the meaning specified in Section 3.01(f).

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.

“wholly owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person.

“Withdrawal Liability” means the liability of a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

(iii) The term “including” is by way of example and not limitation.

(iv) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

SECTION 1.03. Accounting Terms.

(a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Historical Financial Statements, except as otherwise specifically prescribed herein.

(b) Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test contained in this Agreement with respect to any period during which any Specified Transaction occurs, the Consolidated EBITDA to Consolidated Cash Interest Expense Ratio, the Senior Secured Leverage Ratio and the Total Leverage Ratio shall be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis.

SECTION 1.04. Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.05. References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

SECTION 1.06. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

SECTION 1.07. Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day that is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day.

ARTICLE II

The Commitments and Credit Extensions

SECTION 2.01. The Loans.

(a) The Term Borrowings. Class A Term Loans and Class B Term Loans that are repaid or prepaid may not be reborrowed. Class A Term Loans and Class B Term Loans may be Base Rate Loans or LIBOR Loans, as further provided herein.

(b) The Revolving Credit Borrowings. (i) Subject to the terms and conditions set forth herein each Class A Revolving Credit Lender severally agrees to make Class A Revolving Credit Loans to the Borrower as elected by the Borrower pursuant to Section 2.02 (each such loan, a “Class A Revolving Credit Loan”) from time to time, on any Business Day after the Restatement Effective Date until the Class A Revolving Credit Facility Maturity Date, in an aggregate amount not to exceed at any time outstanding the amount of such Class A Revolving Credit Lender’s Class A Revolving Credit Commitment; provided that after giving effect to any Class A Revolving Credit Borrowing, the aggregate Outstanding Amount of the Class A Revolving Credit Loans of any Class A Revolving Credit Lender, plus such Class A Revolving Credit Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Class A Revolving Credit Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Class A Revolving Credit Lender’s Class A Revolving Credit Commitment. Within the limits of each Class A Revolving Credit Lender’s Class A Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b)(i), prepay under Section 2.05, and reborrow under this Section 2.01(b)(i). Class A Revolving Credit Loans may be Base Rate Loans or LIBOR Loans, as further provided herein.

(ii) Subject to the terms and conditions set forth herein each Class B Revolving Credit Lender severally agrees to make Class B Revolving Credit Loans to the Borrower as elected by the Borrower pursuant to Section 2.02 (each such loan, a “Class B Revolving Credit Loan”) from time to time, on any Business Day after the Restatement Effective Date until the Class B Revolving Credit Facility Maturity Date (provided that each Class B Revolving Credit Lender agrees to make loans in an aggregate amount not exceeding its Pro Rata Share of the initial Class B Revolving Borrowing, at the request of the Borrower, on the Restatement Effective Date), in an aggregate amount not to exceed at any time outstanding the amount of such Class B Revolving Credit Lender’s Class B Revolving Credit Commitment; provided that after giving effect to any Class B Revolving Credit Borrowing, the aggregate Outstanding Amount of the Class B Revolving Credit Loans of any Class B Revolving Credit Lender, plus such Class B Revolving Credit Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Class B Revolving Credit Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Class B Revolving Credit Lender’s Class B Revolving Credit Commitment. Within the limits of each Class B Revolving Credit Lender’s Class B Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b)(ii), prepay under Section 2.05, and reborrow under this Section 2.01(b)(ii). Class B Revolving Credit Loans may be Base Rate Loans or LIBOR Loans, as further provided herein.

(iii) Subject to the terms and conditions set forth herein, on the Restatement Effective Date (A) each Revolving Credit Commitment under the Existing Credit Agreement and each funded Revolving Credit Loan thereunder, held by a Lender that does not approve the Amendment and Restatement Agreement shall be redesignated as Class A Revolving Credit Commitment and a Class A Revolving Credit Loan, respectively, and (B) each Revolving Credit Commitment under the Existing Credit Agreement, and each funded Revolving Credit Loan thereunder, held by a Lender that approves the Amendment and Restatement Agreement shall be redesignated as a Class B Revolving Credit Commitment and a Class B Revolving Credit Loan, respectively.

(iv) Notwithstanding anything to the contrary herein, until the Class A Revolving Credit Facility Maturity Date, each Borrowing of Revolving Credit Loans shall consist of Class A Revolving Credit Loans and Class B Revolving Credit Loans made by the Class A Revolving Credit Lenders and the Class B Revolving Credit Lenders ratably in accordance with their respective Commitments in respect of the Revolving Credit Facility on the date such Loans are made hereunder (and, thereafter, each Borrowing of Revolving Credit Loans shall consist of Class B Revolving Credit Loans made by Class B Revolving Credit Lenders ratably in accordance with their respective Class B Revolving Credit Facility Commitments on the date such Loans are made hereunder).

(c) Subject to the terms and conditions set forth herein, each Class A Incremental Term Lender severally agrees to make to the Borrower a single loan equal to such Incremental Term Lender’s Class A Incremental Term Commitment on the Restatement Effective Date. Amounts borrowed under this Section 2.01(c) and repaid or prepaid may not be reborrowed. Class A Incremental Term Loans may be Base Rate Loans or LIBOR Loans, as further provided herein.

(d) In the event any Lender holds both a Class A Term Loan and a Class B Term Loan or both a Class A Revolving Credit Commitment and a Class B Revolving Credit Commitment, such Lender shall be deemed, for all purposes of this Agreement, to be two distinct and separate Lenders, such that such Lender shall be deemed to be one Lender with respect to its Class A Term Loan (or Class A Revolving Credit Commitment, as the case may be) and another Lender with respect to its Class B Term Loan (or Class B Revolving Credit Commitment, as the case may be).

SECTION 2.02. Borrowings, Conversions and Continuations of Loans.

(a) Each Term Borrowing, each Class A Incremental Term Borrowing, each Revolving Credit Borrowing (other than Swing Line Borrowings with respect to which this Section 2.02 shall not apply), each conversion of Term Loans, Class A Incremental Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of LIBOR Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 1:00 p.m. (New York, New York time) (i) three (3) Business Days prior to the requested date of any Borrowing or continuation of LIBOR Loans or any conversion of Base Rate Loans to LIBOR Loans and (ii) one (1) Business Day before the requested date of any Borrowing of Base Rate Loans; provided, that such notice may be delivered not later than 9:00 a.m. (New York City time) on the Restatement Effective Date in the case of the initial Credit Extensions. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of LIBOR Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof in the case of Term Loans, Class A Incremental Term Loans or Revolving Credit Loans. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Term Borrowing, a Class A Incremental Term Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans, Class A Incremental Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of LIBOR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term Loans, Class A Incremental Term Loans or Revolving Credit Loans are to be converted and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans, Class A Incremental Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable LIBOR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of LIBOR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month.

(b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 1:00 p.m., on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided that if, on the date the Committed Loan Notice with respect to a Revolving Credit Borrowing is given by the Borrower, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the Borrower as provided above.

(c) Except as otherwise provided herein, a LIBOR Loan may be continued or converted only on the last day of an Interest Period for such LIBOR Loan unless the Borrower pays the amount due, if any, under Section 3.05 in connection therewith. During the existence of an Event of Default, the Administrative Agent or the Required Facility Lenders may require that no Loans under the applicable Facility may be converted to or continued as LIBOR Loans.

(d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for LIBOR Loans upon determination of such interest rate. The determination of LIBOR by the Administrative Agent shall be presumed correct in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Administrative Agent’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e) After giving effect to all Term Borrowings, all Class A Incremental Term Borrowings, all Revolving Credit Borrowings, all conversions of Term Loans, Class A Incremental Term Loans or Revolving Credit Loans from one Type to the other, and all continuations of Term Loans or Revolving Credit Loans as the same Type, there shall not be more than fifteen (15) Interest Periods in effect unless otherwise agreed between the Borrower and the Administrative Agent.

(f) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

(g) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrower severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate plus any administrative, processing or similar fees customarily charged by the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(g) shall be conclusive absent manifest error. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

SECTION 2.03. Letters of Credit.

(a) The Letter of Credit Commitments.

(i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.03, (x) from time to time on any Business Day during the period from the Restatement Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower (provided, that any Letter of Credit may be for the benefit of any Subsidiary of the Borrower) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (y) to honor drawings under the Letters of Credit and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that L/C Issuers shall not be obligated to make L/C Credit Extensions with respect to Letters of Credit, and Lenders shall not be obligated to participate in Letters of Credit if, as of the date of the applicable Letter of Credit, (i) the Revolving Credit Exposure of any Lender would exceed such Lender’s Revolving Credit Commitment or (ii) the Outstanding Amount of all L/C Obligations would exceed the L/C Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. Each Letter of Credit (as defined in the Existing Credit Agreement) outstanding on the Restatement Effective Date shall remain outstanding as a Letter of Credit hereunder on the terms set forth herein.

(ii) an L/C Issuer shall not issue any Letter of Credit if:

(1) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless otherwise agreed by the L/C Issuer and the Administrative Agent; or

(2) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless (1) each Appropriate Lender shall have approved such expiry date or (2) the Outstanding Amount of the L/C Obligations in respect of such requested Letter of Credit has been Cash Collateralized in an amount equal to at least 105% of the Outstanding Amount of such L/C Obligations.

(iii) an L/C Issuer shall be under no obligation to issue any Letter of Credit if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date (for which such L/C Issuer is not otherwise compensated hereunder).

(iv) an L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(v) an L/C Issuer shall act on behalf of the Appropriate Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and such L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken of omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it as fully as if the term “Administrative Agent” as used in Article IX included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to such L/C Issuer.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 12:00 noon at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer: (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (g) such other matters as the relevant L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request.

(ii) Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the relevant L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more of the conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the relevant L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Pro Rata Share times the amount of such Letter of Credit, provided that on the Class A Revolving Credit Maturity Date or the date on which the Class A Revolving Credit Facility Commitments terminate, the risk participations granted to all acquired by the Class A Revolving Credit Facility Lenders shall be reallocated to the Class B Revolving Credit Facility Lenders ratably in accordance with such Lenders’ Revolving Credit Facility Commitment after giving effect to the termination of the Class A Revolving Credit Facility Commitments.

(iii) If the Borrower so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the relevant L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the relevant L/C Issuer, the Borrower shall not be required to make a specific request to the relevant L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the applicable Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the applicable Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall not permit any such renewal if (A) the relevant L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of clauses (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is three (3) Business Days before the Nonrenewal Notice Date from the Administrative Agent or any Revolving Credit Lender, as applicable, or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the relevant L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the Borrower and the Administrative Agent thereof. No later than one Business Day following (x) the Business Day on which the Borrower shall have received notice of any payment by an L/C Issuer under a Letter of Credit or (y) if the Borrower shall have received such notice later than 10:00 a.m. on any Business Day, the immediately following Business Day (each such date, a “Required Reimbursement Date”), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Required Reimbursement Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Pro Rata Share thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Required Reimbursement Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of LIBOR Loans or Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments of the Appropriate Lenders, and subject to the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) Each Revolving Credit Lender (including any such Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant L/C Issuer at the Administrative Agent’s Office for payments in an amount equal to its Pro Rata Share of any Unreimbursed Amount in respect of a Letter of Credit not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the relevant L/C Issuer.

(iii) With respect to any Unreimbursed Amount that is not fully reimbursed on the day such disbursement is made, the Unreimbursed Amount shall bear interest from and including the date such disbursement is made to but excluding the date such disbursement is reimbursed, at the rate per annum applicable to Class A Revolving Base Rate Loans, provided that if such Unreimbursed Amount is not fully refinanced on the day such reimbursement is required by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the relevant L/C Issuer a L/C

Borrowing on such day in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the relevant L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the relevant L/C Issuer.

(v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that, each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. A certificate of the relevant L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(vii) (A) If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with this Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

(B) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The Obligations of the Revolving Credit Lenders under this clause (c)(vii)(B) shall survive the payment in full of the Obligations and the termination of this Agreement.

(d) Obligations Absolute. The obligation of the Borrower to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v) any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations any Loan Party in respect of such Letter of Credit; or

(vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party;

provided that the foregoing shall not excuse any L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are waived by the Borrower to the extent permitted by applicable Law) suffered by the Borrower that are caused by acts or omissions by such L/C Issuer constituting gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.

(e) Role of L/C Issuers. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (iii) of this

Section 2.03(e); provided that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower to the extent of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower that were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(f) Cash Collateral. If (i) any Event of Default occurs and is continuing and the Required Lenders require the Borrower to Cash Collateralize its L/C Obligations pursuant to Section 8.02(c) or (ii) an Event of Default set forth under Section 8.01(f) occurs and is continuing, then the Borrower shall Cash Collateralize the then Outstanding Amount of all L/C Obligations, and shall do so not later than 2:00 p.m. New York City time on (x) in the case of the immediately preceding clause (i), (1) the Business Day that the Borrower receives notice thereof, if such notice is received on such day prior to 12:00 Noon New York City time or (2) if clause (1) above does not apply, the Business Day immediately following the day that the Borrower receives such notice and (y) in the case of the immediately preceding clause (ii), the Business Day on which an Event of Default set forth under Section 8.01(f) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day. For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and the Revolving Credit Lenders, as collateral for the L/C Obligations, cash or deposit account balances (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Revolving Credit Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the Revolving Credit Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked accounts at the Administrative Agent and may be invested in readily available Cash Equivalents selected by the Administrative Agent in its sole discretion. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer. To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Borrower. If such Event of Default is cured or waived and no other Event of Default is then occurring and continuing, the amount of any Cash Collateral shall be refunded to the Borrower.

(g) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the Applicable Rate times the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit). Such letter of credit fees shall be computed on a quarterly basis in arrears. Such letter of credit fees shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(h) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The Borrower shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by it equal to 0.125% per annum of the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit). Such fronting fees shall be computed on a quarterly basis in arrears. Such fronting fees shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable.

(i) Conflict with Letter of Credit Application. Notwithstanding anything else to the contrary in any Letter of Credit Application, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

(j) Addition of an L/C Issuer. A Revolving Credit Lender may become an additional L/C Issuer hereunder pursuant to a written agreement among the Borrower, the Administrative Agent and such Revolving Credit Lender. The Administrative Agent shall notify the Revolving Credit Lenders of any such additional L/C Issuer.

(k) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to (i) be a co-applicant for such Letter of Credit and (ii) reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

SECTION 2.04. Swing Line Loans.

(a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day (other than the Closing Date) until the Class B Revolving Credit Facility Maturity Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided that, after giving effect to any Swing Line Loan, the aggregate Revolving Credit Exposure shall not exceed the aggregate Revolving Credit Commitments then in effect. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan.

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 (and any amount in excess of $100,000 shall be an integral multiple of $100,000), and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower.

(c) Refinancing of Swing Line Loans.

(i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the aggregate Revolving Credit Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Federal Funds Rate, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Revolving Credit Lenders under this clause (d)(ii) shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

(f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

SECTION 2.05. Prepayments.

(a) Optional.

(i) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans, Class A Incremental Loans and Revolving Credit Loans in whole or in part and, except as otherwise provided in this Agreement, without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 12:00 p.m. (New York, New York time) (A) two (2) Business Days prior to any date of prepayment of LIBOR Loans and (B) on the date of prepayment of Base Rate Loans; (2) any prepayment of LIBOR Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof in the case of Term Loans, and (3) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid and the payment amount specified in such notice shall be due and payable on the date specified therein. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. Any prepayment of a LIBOR Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the Loans pursuant to this Section 2.05(a) shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares.

(ii) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(iii) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.05(a)(i) or 2.05(a)(ii) if such prepayment would have resulted from a refinancing of all of the Facilities, which refinancing shall not be consummated or shall otherwise be delayed.

(iv) Voluntary prepayments of Term Loans or Incremental Term Loans shall be applied to the remaining scheduled installments of principal thereof pursuant to Sections 2.07(a) and (b) in a manner determined at the discretion of the Borrower and specified in the notice of prepayment.

(b) Mandatory.

(i) Within five (5) Business Days after each delivery of annual financial statements pursuant to Section 6.01(a), commencing with the annual financial statements for the fiscal year ended December 31, 2008, and the related Compliance Certificate has been delivered pursuant to Section 6.02(a), the Borrower shall offer to prepay an aggregate principal amount of Term Loans and Class A Incremental Term Loans equal to (A) 50% (such percentage as it may be reduced as described below, the “ECF Percentage”) of Excess Cash Flow, if any, for the fiscal year covered by such financial statements minus (B) the sum of (i) all voluntary prepayments of Term Loans and Class A Incremental Term Loans during such fiscal year and (ii) all voluntary prepayments of Revolving Credit Loans during such fiscal year to the extent the Revolving Credit Commitments are permanently reduced by the amount of such payments, in the case of each of the immediately preceding clauses (i) and (ii), to the extent such prepayments are not funded with the proceeds of Indebtedness; provided that (x) the ECF Percentage shall be 25% if the Senior Secured Leverage Ratio as of the end of the fiscal year covered by such financial statements was less than 3.0 to 1.0 and greater than or equal to 2.5 to 1.0 and (y) the ECF Percentage shall be 0% if the Senior Secured Leverage Ratio as of the end of the fiscal year covered by such financial statements was less than 2.5 to 1.0.

(ii) (A) If (1)(x) the Borrower or any of its Restricted Subsidiaries Disposes of any property or assets (other than any Disposition of any property or assets permitted by Section 7.05(a), (b), (c), (d) (to the extent constituting a Disposition to a Loan Party), (e), (f), (g), (h), (k), (l), (n), (o) or (q)) or (y) any Casualty Event occurs, which results in the realization or receipt by the Borrower or such Restricted Subsidiary of Net Cash Proceeds and (2) the Senior Secured Leverage Ratio as of the end of the Test Period immediately preceding such Disposition or Casualty Event was greater than 3.0 to 1.0 (calculated on a Pro Forma Basis), the Borrower shall offer to prepay on or prior to the date which is ten (10) Business Days after the date of the realization or receipt of such Net Cash Proceeds an aggregate principal amount of Term Loans and Class A Incremental

Term Loans equal to 100% of all Net Cash Proceeds realized or received; provided, further that, except as provided in Section 7.05(j)(iii), no prepayment shall be required pursuant to this Section 2.05(b)(ii)(A) with respect to such portion of such Net Cash Proceeds that the Borrower shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest in accordance with Section 2.05(b)(ii)(C);

(B) On or prior to the date which is ten (10) Business Days after the date of the realization or receipt by the Borrower of Net Cash Proceeds from any Reverted Asset Disposition, the Borrower shall prepay or cause to be prepaid an aggregate principal amount of Term Loans and Class A Incremental Term Loans necessary so that, after giving Pro Forma Effect to such Reverted Asset Disposition and the reduction of Term Loans and Class A Incremental Term Loans, the Total Reverted Assets Leverage Ratio shall not exceed 6.90 to 1.00. Net Cash Proceeds from a Reverted Asset Disposition that are not so applied may be applied in any manner otherwise permitted by this Agreement;

(C) With respect to any Net Cash Proceeds realized or received with respect to (x) any Disposition giving rise to a prepayment event pursuant to Section 2.05(b)(ii)(A) or (y) any Casualty Event, at the option of the Borrower, the Borrower may reinvest all or any portion of such Net Cash Proceeds in assets useful for its business within (x) fifteen (15) months following receipt of such Net Cash Proceeds or (y) if the Borrower enters into a legally binding commitment to reinvest such Net Cash Proceeds within fifteen (15) months following receipt thereof, within the later of (1) fifteen (15) months following receipt thereof or (2) one hundred and eighty (180) days of the date of such legally binding commitment; provided that (i) so long as an Event of Default shall have occurred and be continuing, the Borrower shall not be permitted to make any such reinvestments (other than pursuant to a legally binding commitment that the Borrower entered into at a time when no Event of Default is continuing) and (ii) if any Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election the Borrower shall offer to prepay on or prior to the date which is five (5) Business Days after the date on which the Borrower reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested an aggregate principal amount of Term Loans and Class A Incremental Term Loans equal to the amount of such Net Cash Proceeds.

(iii) If the Borrower or any Restricted Subsidiary incurs or issues any Indebtedness not expressly permitted to be incurred or issued pursuant to Section 7.03, the Borrower shall offer to prepay an aggregate principal amount of Term Loans and Class A Incremental Term Loans equal to 100% of all Net Cash Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt of such Net Cash Proceeds.

(iv) If, on any date, the aggregate Revolving Credit Exposure exceeds the aggregate Revolving Credit Commitments then in effect, the Borrower shall promptly prepay or cause to be promptly prepaid Revolving Credit Loans and Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate principal amount equal to such excess; provided that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(iv) unless after the prepayment in full of the Revolving Credit Loans and Swing Line Loans the aggregate Revolving Credit Exposure exceeds the aggregate Revolving Credit Commitments then in effect.

(v) (X) Each prepayment of Term Loans and Class A Incremental Term Loans pursuant to this Section 2.05(b) shall be applied to the remaining scheduled installments of principal thereof pursuant to Sections 2.07(a) and (b) in a manner determined at the discretion of the Borrower and specified to the Administrative Agent; and (Y) each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares subject to clause (vi) of this
Section 2.05(b).

(vi) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans and Class A Incremental Term Loans required to be made pursuant to clauses (i) through (iii) of this Section 2.05(b) at least three (3) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Pro Rata Share of the prepayment. Each Appropriate Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment required to be made pursuant to clauses (i), (ii)(A), (ii)(C) and (iii) of this Section 2.05(b) (such declined amounts, the “Declined Proceeds”) of Term Loans and Class A Incremental Term Loans required to be made pursuant to clauses (i) through (iii) of this Section 2.05(b) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. (New York time) one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory repayment of Term Loans and Incremental Term Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans and Class A Incremental Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans and Class A Incremental Term Loans. Any Declined Proceeds shall be offered to the Appropriate Lenders not so declining such prepayment on a pro rata basis in accordance with their respective Pro Rata

Shares (with such non-declining Lenders having the right to decline any prepayment with Declined Proceeds at the time and in the manner specified by the Administrative Agent). To the extent such non-declining Lenders elect to decline their respective pro rata shares of such Declined Proceeds, any Declined Proceeds remaining thereafter shall be retained by the Borrower (“Retained Declined Proceeds”).

(c) Interest, Funding Losses, Etc. All prepayments under this Section 2.05 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a LIBOR Loan on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such LIBOR Loan pursuant to Section 3.05. Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of LIBOR Loans is required to be made under this Section 2.05 prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.05 in respect of any such LIBOR Loan prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit the amount of any such prepayment otherwise required to be made thereunder into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.05.

(d) Class A Incremental Facility and Class B Term Loan Call Protection. In the event that on or prior to the first anniversary of the Amendment Effective Date:

(i) the Borrower shall prepay voluntarily any Class B Term Loans or Class A Incremental Term Loans with the proceeds of a substantially concurrent issuance or incurrence of loans incurred pursuant to a credit facility (including any replacement or incremental term loans incurred pursuant to an amendment of this Agreement) incurred for the primary purpose of repaying, refinancing, substituting or replacing, in whole or in part, such Class B Term Loans or Class A Incremental Term Loans, as applicable, and (B) the Yield on such Indebtedness is, or upon satisfaction of any condition could be, less than the Yield on the Class B Term Loans or Class A Incremental Term Loans, as applicable, the Borrower shall pay a prepayment premium equal to 1.00% of the aggregate principal amount of the Class B Term Loans or Class A Incremental Term Loans so prepaid;

(ii) a Lender must assign its Class B Term Loans or Class A Incremental Term Loans pursuant to Section 3.07(d) as a result of its failure to consent to any amendment, waiver, discharge or termination that would have the effect (whether immediately or upon the satisfaction of any condition) of reducing the Yield on such Class B Term Loans or Class A Incremental Term Loans, the Borrower shall pay to such Lender a premium in respect of such assignment equal to 1.00% of the aggregate principal amount of the Class B Term Loans or Class A Incremental Term Loans so assigned by such Lender;

For purposes of this Section 2.05(d), “Yield” shall mean, with respect to any Indebtedness on any date, the internal rate of return on the principal amount of such Indebtedness during the period from such date to the earlier of the date that is four years following such date and the maturity date of such Indebtedness, determined by the Administrative Agent in consultation with the Borrower assuming that such Indebtedness is incurred on such date and (1) in the case of Indebtedness not bearing interest at a fixed rate, utilizing (a) for each quarter during the applicable period the greater of (x) if applicable, any “LIBOR floor” applicable to such Indebtedness on such date (which, in the case of the Class A Incremental Term Loans, shall mean 1.50% per annum) and (y) the forward LIBOR curve (calculated on a quarterly basis) as calculated by the Administrative Agent in accordance with its customary practice; and (b) the spread for such Indebtedness, (2) in the case of Indebtedness bearing interest at a fixed rate, utilizing such fixed rate (which, in the case of the Class A Incremental Term Loans, shall mean the Applicable Rate therefore (which rate of return shall include the effect of any original issue discount or upfront fees paid to the market in respect of such Indebtedness, in each case calculated based on an assumed four year average life to maturity or such shorter period until the maturity of such Indebtedness)); and (3) in the case of all such Indebtedness, utilizing par value of such of such Indebtedness.

(e) Sharing of Prepayments. Notwithstanding the foregoing, (i) all mandatory prepayments of Term Loans and Incremental Term Loans shall, subject to clause (vi) of Section 2.05(b), be paid to the Term Lenders and Class A Incremental Term Lenders for prepayment of their Term Loans and Class A Incremental Term Loans in accordance with their respective Pro Rata Shares and (ii) solely for the purposes of clause (i) of this Section 2.05(e), the Term Lenders’ and Class A Incremental Term Lenders’ Pro Rata Shares as of any date shall be determined as if the references in the definition of the term “Pro Rata Share” to Facility were instead references to the Class A Term Loans, Class B Term Loans and Class A Incremental Term Loans, which shall be treated as a single Facility for this purpose.

SECTION 2.06. Termination or Reduction of Commitments.

(a) Optional. The Borrower may, upon written notice to the Administrative Agent, terminate the unused Revolving Credit Commitments, or from time to time permanently reduce the unused Revolving Credit Commitments, in each case without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent one (1) Business Day prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $500,000 or any whole multiple of $100,000 in excess thereof and (iii) if, after giving effect to any reduction of the Revolving Credit Commitments, the L/C Sublimit or the Swing Line Sublimit exceeds the amount of the Revolving Credit Facility, such sublimit shall be automatically reduced by the amount of such excess. Except as provided above, the amount of any such Revolving Credit Commitment reduction shall not be applied to the Swing Line Sublimit unless otherwise specified by the Borrower. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of the Revolving Credit Commitments if such termination would have resulted from a refinancing of all of the Facilities, which refinancing shall not be consummated or otherwise shall be delayed.

(b) Mandatory. The Class A Incremental Term Commitment of each Class A Incremental Term Lender shall be automatically and permanently reduced to $0 upon the making of such Class A Incremental Term Lender’s Class A Incremental Term Loans pursuant to Section 2.01(c). The Class A Revolving Credit Commitments shall terminate on the Class A Revolving Credit Facility Maturity Date and the Class B Revolving Credit Commitments shall terminate on the Class B Revolving Credit Facility Maturity Date.

(c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Revolving Credit Lenders of any termination or reduction of unused portions of the L/C Sublimit, Swing Line Sublimit or the unused Revolving Credit Commitments under this Section 2.06. Upon any reduction of unused Revolving Credit Commitments, the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by such Revolving Credit Lender’s Pro Rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Revolving Credit Lender as provided in Section 2.06(b) or Section 3.07). All commitment fees accrued until the effective date of any termination of the Revolving Credit Commitments shall be paid on the effective date of such termination.

SECTION 2.07. Repayment of Loans.

(a) Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the applicable Class A Term Lenders (i) on the last Business Day of each March, June, September and December, commencing with the last Business Day of June 2011, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Loans made on the Closing Date that constitute Class A Term Loans (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Class A Term Loan Maturity Date, the aggregate principal amount of all Class A Term Loans outstanding on such date. The Borrower shall repay to the Administrative Agent for the ratable account of the applicable Class B Term Lenders (i) on the last Business Day of each March, June, September and December, commencing with the last Business Day of June 2011, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Class B Term Loans outstanding on the Restatement Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Class B Term Loan Maturity Date, the aggregate principal amount of all Class B Term Loans outstanding on such date.

(b) Class A Incremental Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Class A Incremental Term Lenders (i) on the last Business Day of each March, June, September and December, commencing with the last Business Day of September 2011, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Class A Incremental Term Loans outstanding on the Restatement Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Incremental Term Loan Maturity Date, the aggregate principal amount of all Class A Incremental Term Loans outstanding on such date.

(c) Revolving Credit Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Class A Revolving Credit Facility Maturity Date, the aggregate principal amount of all of its Class A Revolving Credit Loans outstanding on such date. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Class B Revolving Credit Facility Maturity Date, the aggregate principal amount of all of its Class B Revolving Credit Loans outstanding on such date.

(d) Swing Line Loans. The Borrower shall repay each Swing Line Loan on the Class B Revolving Credit Facility Maturity Date.

SECTION 2.08. Interest.

(a) Subject to the provisions of Section 2.08(b), (i) each LIBOR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to LIBOR for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Credit Loans.

(b) The Borrower shall pay interest on past due amounts hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

SECTION 2.09. Fees. In addition to certain fees described in Sections 2.03(g) and (h):

(a) Commitment Fee. (i) The Borrower shall pay to each Class A Revolving Credit Lender (which payment shall be made to the Administrative Agent for distribution to such Class A Revolving Credit Lender), a commitment fee equal to the Applicable Rate with respect to commitment fees times the actual daily amount by which such Lender’s Class A Revolving Credit Commitment exceeds such Lender’s Class A Revolving Credit Exposure (excluding such Lender’s participation in outstanding Swing Line Loans); provided that any commitment fee accrued with respect to any of the Class A Revolving Credit Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no commitment fee shall accrue on any of the Class A Revolving Credit Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The commitment fees for the Class A Revolving Credit Facility shall accrue at all times from the Restatement Effective Date until the Class A Revolving Credit Facility Maturity Date, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Restatement Effective Date, on the Class A Revolving Credit Facility Maturity Date for such Facility and upon termination of such Commitments. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(ii) The Borrower shall pay to each Class B Revolving Credit Lender (which payment shall be made to the Administrative Agent for distribution to such Class B Revolving Credit Lender), a commitment fee equal to the Applicable Rate with respect to commitment fees times the actual daily amount by which such Lender’s Class B Revolving Credit Commitment exceeds such Lender’s Class B Revolving Credit Exposure (excluding such Lender’s participation in outstanding Swing Line Loans); provided that any commitment fee accrued with respect to any of the Class B Revolving Credit Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no commitment fee shall accrue on any of the Class B Revolving Credit Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The commitment fees for the Class B Revolving Credit Facility shall accrue at all times from the Restatement Effective Date until the Class B Revolving Credit Facility Maturity Date, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Restatement Effective Date, on the Class B Revolving Credit Facility Maturity Date for such Facility and upon termination of such Commitments. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(b) Other Fees. The Borrower shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the applicable Agent).

SECTION 2.10. Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by the Administrative Agent’s “prime rate” shall be made on the basis of a year of 365 days or 366 days, as applicable, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360 day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

SECTION 2.11. Evidence of Indebtedness.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

(c) Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.11(a) and (b), and by each Lender in its account or accounts pursuant to Sections 2.11(a) and (b), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents.

SECTION 2.12. Payments Generally.

(a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. New York City time shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

(b) If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of LIBOR Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

(c) Unless the Borrower has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder for the account of any Lender or an L/C Issuer hereunder, that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to such Lender or L/C Issuer. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then each Lender or L/C Issuer, as the case may be, shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender or L/C Issuer in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender or L/C Issuer to the date such amount is repaid to the Administrative Agent in Same Day Funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or L/C Issuer with respect to any amount owing under this Section 2.12(c) shall be conclusive absent manifest error.

(d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(e) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

(f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.03. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender.

SECTION 2.13. Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations and Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be presumed correct and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

SECTION 2.14. Incremental Credit Extensions.

(a) The Borrower may at any time or from time to time after the Restatement Effective Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request (a) one or more additional tranches of term loans (the “Incremental Term Loans”) or (b) one or more increases in the amount of the Revolving Credit Commitments (each such increase, a “Revolving Commitment Increase”; provided that (i) upon the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall exist and (ii) at the time that any such Incremental Term Loan is made (and after giving effect thereto), no Default or Event of Default shall exist. Each tranche of Incremental Term Loans and each Revolving Commitment Increase shall be in an aggregate principal amount that is not less than $25,000,000 (provided that such amount may be less than $25,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence). Notwithstanding anything to the contrary herein, the aggregate amount of the Incremental Term Loans and the Revolving Commitment Increases after the Restatement Effective Date shall not exceed $100,000,000, except to the extent that on any Incremental Facility Closing Date on which such excess is incurred, such excess can be incurred by the Borrower and the Restricted Subsidiaries in compliance with the Senior Secured Leverage Ratio Incurrence Test. The Incremental Term Loans (a) shall rank pari passu in right of payment and of security with the Revolving Credit Loans and the Term Loans, (b) shall not mature earlier than the Class B Term Loan Maturity Date and (c) shall be treated substantially the same as the Term Loans and the Class A Incremental Term Loans (in each case, including with respect to mandatory and voluntary prepayments), provided that (i) the terms and conditions applicable to Incremental Term Loans may be materially different from those of the Term Loans to the extent such differences (other than interest rates and amortization schedule) are reasonably acceptable to the Administrative Agent and (ii) the interest rates and amortization schedule applicable to the Incremental Term Loans shall be determined by the Borrower and the lenders thereof; provided that the Incremental Term Loans shall not have a Weighted Average Life to Maturity shorter than the Class B Term Loans. Each notice from the Borrower pursuant to this Section shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans or Revolving Commitment Increases. Incremental Term Loans may be made, and Revolving Commitment Increases may be provided, by any existing Lender (it being understood that no existing Term Lender will have an obligation to make a portion of any Incremental Term Loan and no existing Revolving Credit Lender will have an obligation to provide a portion of any Revolving Commitment Increase), in each case on terms permitted in this Section 2.14 and otherwise on terms reasonably acceptable to the Administrative Agent) or by any other bank or other financial institution (any such other bank or other financial institution being called an “Additional Lender”), provided that the Administrative Agent shall have consented (such consent not to be unreasonably withheld) to such Lender’s or Additional Lender’s making such Incremental Term Loans or providing such Revolving Commitment Increases if such consent would be required under Section 10.07(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Lender or Additional Lender. Commitments in respect of Incremental Term Loans and Revolving Commitment Increases shall become Commitments (or in the case of a Revolving Commitment Increase to be provided by an existing Revolving Credit Lender, an increase in such Lender’s applicable Revolving Credit Commitment) under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by Holdings, the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section. The effectiveness of (and, in the case of any Incremental Amendment for an Incremental Term Loan, the borrowing under) any Incremental Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02 shall be deemed to refer to the effective date of such Incremental Amendment) and such other conditions as the parties thereto shall agree. The Borrower will use the proceeds of the Incremental Term Loans and Revolving Commitment Increases for any purpose not prohibited by this Agreement. Upon each increase in the Revolving Credit Commitments pursuant to Section 2.14, (x) each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Commitment Increase (each a “Revolving Commitment Increase Lender”) in respect of such increase, and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each Revolving Credit Lender (including each such Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment and (y) if, on the date of such increase, there are any Revolving Credit Loans outstanding, such Revolving Credit Loans shall on or prior to the effectiveness of such Revolving Commitment Increase be prepaid from the proceeds of additional Revolving Credit Loans made hereunder (reflecting such increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(b) This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

ARTICLE III

Taxes, Increased Costs Protection and Illegality

SECTION 3.01. Taxes.

(a) Except as required by law, any and all payments by the Borrower (the term Borrower under Article III being deemed to include any Subsidiary for whose account a Letter of Credit is issued) or any Guarantor to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities (including additions to tax, penalties and interest) with respect thereto (all such taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges and liabilities being hereinafter referred to as “Taxes”) or any Other Taxes (as defined in Section 3.01(h)). If any such Taxes or Other Taxes are required to be deducted or withheld from any such payment, the Borrower shall pay such additional amounts as may be necessary to ensure that, after all required deductions (including deductions applicable to additional sums payable under this Section 3.01(a)) have been made, each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made; provided, however, that no such additional amounts shall be payable, in the case of each Agent and each Lender, in respect of (i) any Taxes imposed on or measured by its net income (including branch profits tax and franchise taxes and similar taxes imposed in lieu of net income taxes); (ii) any Taxes imposed by reason of any connection between it and the taxing jurisdiction other than by entering into any Loan Document and receiving payments thereunder; (iii) any Taxes imposed in respect of an Assignee pursuant to an assignment under Section 10.07 to the extent such tax is in excess of the tax that would have been applicable had such assigning Lender not assigned its interest arising under any Loan Document; (iv) any Taxes imposed as a result of the failure of any Agent or Lender to comply with either the provisions of Section 3.01(d) and (e) (in the case of any Foreign Lender, as defined below) or the provisions of Section 3.01(f) (in the case of any U.S. Lender, as defined below) and (v) any Taxes imposed with respect to FATCA.

(b) The Borrower shall pay all Taxes or Other Taxes referred to in Section 3.01(a) to the relevant taxing authority, and within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as practicable thereafter), the Borrower shall furnish to the relevant Agent or Lender (as the case may be) the original or a facsimile copy of a receipt evidencing payment thereof to the extent such a receipt has been made available to the Borrower.

(c) If the Borrower fails to pay to the appropriate taxing authority when due any Taxes it is required to pay pursuant to Section 3.01(a) or any Other Taxes it is required to pay pursuant to Section 3.01(a) or 3.01(h), the Borrower shall reimburse such Agent or Lender upon written demand therefor in the currency in which such Taxes, Other Taxes or other amounts are paid, together with any interest charged thereon from and including the date of payment to but excluding the date of reimbursement; provided, however, that no such reimbursement shall be paid if the Borrower’s obligation to reimburse arises as a result of the negligence or misconduct of the relevant Agent or Lender.

(d) Each Agent or Lender (including an Assignee to which a Lender assigns its interest in accordance with Section 10.07) that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (each, a “Foreign Lender”) agrees to complete and deliver to the Borrower and the Administrative Agent prior to the date on which the first payment is due hereunder, two accurate and complete original and duly executed (i) Internal Revenue Service Forms W-8BEN certifying that it is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments of interest to zero; (ii) Internal Revenue Service Forms W-8ECI certifying that the income receivable pursuant to any Loan Document is effectively connected with the conduct of a trade or business in the United States; or (iii) if the Foreign Lender is not a bank described in Section 881(c)(3)(A) of the Code, Internal Revenue Service Forms W-8BEN, certifying that the Foreign Lender is not a United States person, together with a statement certifying that such Foreign Lender is not a bank described in Section 881(c)(3)(A) of the Code and that interest received by it under any Loan Document will qualify as “portfolio interest” within the meaning of Section 881(c)(2) of the Code.

(e) Thereafter and from time to time, each such Foreign Lender shall (i) promptly submit to the Borrower and the Administrative Agent such additional duly completed and duly executed copies of one or more of such forms or certificates (or such successor forms or certificates as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available to secure an exemption from or reduction in the rate of U.S. withholding tax (A) on or before the date that any such form, certificate or other evidence expires or becomes obsolete, (B) after the occurrence of a change in the Foreign Lender’s circumstances requiring a change in the most recent form, certificate or evidence previously delivered by it to the Borrower and the Administrative Agent, and (C) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent, and (ii) promptly notify the Borrower and the Administrative Agent of any change in the Foreign Lender’s circumstances which would modify or render invalid any claimed exemption or reduction.

(f) Each Agent or Lender that is a “United States person” (within the meaning of Section 7701(a)(30) of the Code) (each, a “U.S. Lender”) agrees to complete and deliver to the Borrower and the Administrative Agent two accurate and complete original and duly executed Internal Revenue Service Forms W-9 (or successor forms or documents) certifying that such Agent or Lender is not subject to United States backup withholding tax (i) on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete, (iii) after the occurrence of a change in the Agent’s or Lender’s circumstances requiring a change in the most recent form previously delivered by it to the Borrower and the Administrative Agent, and (iv) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent.

(g) Notwithstanding anything else herein to the contrary, if a Foreign Lender or Agent is subject to U.S. federal withholding tax at a rate in excess of zero percent at the time such Lender or such Agent first becomes a party to this Agreement, such U.S. federal withholding tax (including additions to tax, penalties and interest imposed with respect to such U.S. federal withholding tax) shall not be payable by the Borrower under this Section 3.01. Further, the Borrower shall not be required pursuant to this Section 3.01 to pay any additional amount to, or to reimburse, any Lender or Agent, as the case may be, to the extent that such Lender or such Agent becomes subject to Taxes subsequent to the Closing Date (or, if later, the date such Lender or Agent becomes a party to this Agreement) as a result of a change in the place of organization or place of doing business of such Lender or Agent or a change in the Lending Office of such Lender.

(h) The Borrower shall pay any and all present or future stamp, court or documentary taxes and any other excise, property, intangible or mortgage recording taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document excluding, in each case, such amounts that result from an Assignment and Assumption, grant of a Participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving payments under any Loan Document, (except to the extent that any such change is requested or required in writing by the Borrower) (all such taxes described in this Section 3.01(h) being hereinafter referred to as “Other Taxes”).

(i) If any Taxes as to which the Borrower would be required to pay any additional amounts under Section 3.01(a) or Other Taxes are directly asserted against any Agent or Lender with respect to any payment received by such Agent or Lender in respect of any Loan Document, such Agent or Lender may pay such Taxes or Other Taxes and the Borrower, subject to the exclusions provided for in Section 3.01, shall promptly pay such additional amounts so that each of such Agent and such Lender receives an amount equal to the sum it would have received had no such Taxes or Other Taxes been asserted. Payments under this Section 3.01(i) shall be made within thirty (30) days after the date Borrower receives written demand therefor from such Agent or Lender.

(j) [reserved].

(k) If any Lender or Agent determines, in its sole discretion, that it has received a refund in respect of any Taxes or Other Taxes as to which reimbursement or additional amounts have been paid to it by the Borrower pursuant to this Section 3.01, it shall promptly remit such refund (but only to the extent of reimbursement payments made, or additional amounts paid, by the Borrower under this Section 3.01 with respect to the Taxes or Other Taxes giving rise to such refund) to the Borrower, net of all reasonable out-of-pocket expenses of the Lender or Agent, as the case may be, and without interest (other than any interest paid by the relevant taxing authority with respect to such refund); provided that the Borrower, upon the request of the Lender or Agent, as the case may be, agrees promptly to return such refund to such party in the event such party is required to repay such refund to the relevant taxing authority. This Section shall not be construed to require any Agent or Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

(l) Each Lender and Agent agrees that, upon the occurrence of any event giving rise to the Borrower’s obligation to make a payment under this Section 3.01 with respect to such Lender or Agent it will, if requested by the Borrower, use commercially reasonable efforts (subject to legal and regulatory restrictions) to mitigate the effect of any such event, including by designating another Lending Office for any Loan or Letter of Credit affected by such event and by completing and delivering or filing any tax related forms which would reduce or eliminate any amount of Taxes or Other Taxes required to be deducted or withheld or paid by Borrower hereunder; provided that such efforts are made on terms that will not cause such Lender or Agent and its Lending Office(s) to suffer a material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.01(l) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.01(a) or (h).

(m) The Borrower and Administrative Agent may deduct and withhold any taxes required by any Laws to be deducted and withheld from any payment under any of the Loan Documents.

(n) If a payment made to the Administrative Agent or any Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender or Administrative Agent were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Administrative Agent or Lender, as applicable, shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law, and at such time or times reasonably requested by the Borrower or Administrative Agent, as applicable, such documentation or other information prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation or other information reasonably requested by the Borrower or Administrative Agent, as applicable, as may be necessary for the Borrower or Administrative Agent, as applicable, to comply with its obligations under FATCA, to determine that such Administrative Agent or Lender has or has not complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment.

SECTION 3.02. Illegality. If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund any LIBOR Loans, or to determine or charge interest rates based upon LIBOR, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue any affected LIBOR Loans or to convert Base Rate Loans to such LIBOR Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of LIBOR Loans and shall upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all then outstanding affected LIBOR Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such LIBOR Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

SECTION 3.03. Inability to Determine Rates. If the Required Lenders determine that by reason of any changes affecting the London interbank eurodollar market adequate and reasonable means do not exist for determining LIBOR for any requested Interest Period with respect to a proposed LIBOR Loan, or that LIBOR for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, or that deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and the Interest Period of such LIBOR Loan, in each case due to circumstances arising on or after the date hereof, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain any affected LIBOR Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of LIBOR Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

SECTION 3.04. Increased Cost and Reduced Return; Capital Adequacy; Reserves on LIBOR Loans.

(a) If any Lender reasonably determines that as a result of the introduction of or any change in or in the interpretation of any Law, in each case after the date hereof, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining LIBOR Loans or issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes covered by Section 3.01, or which would have been so covered but for an exclusion included therein, (ii) the imposition of, or any change in the rate of, any taxes payable by such Lender and (iii) reserve requirements contemplated by Section 3.04(c)) does not represent the cost to such Lender of complying with the requirements Applicable Law in relation to its making, funding or maintaining of LIBOR Loans, then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction. At any time that any LIBOR Loan is affected by the circumstances described in this Section 3.04(a), the Borrower may either (i) if the affected LIBOR Loan is then being made pursuant to a Borrowing, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower receives any such demand from such Lender or (ii) if the affected LIBOR Loan is then outstanding, upon at least three Business Days’ notice to the Administrative Agent, require the affected Lender to convert such LIBOR Loan into a Base Rate Loan, if applicable.

(b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, in each case after the date hereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall promptly pay to such Lender such additional amounts as will compensate such Lender for such reduction after receipt of such demand.

(c) The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including eurodollar funds or deposits, additional interest on the unpaid principal amount of each LIBOR Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the LIBOR Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days from receipt of such notice.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to Section 3.04(a), (b) or (c) for any such increased cost or reduction incurred more than one hundred and eighty (180) days prior to the date that such Lender demands, or notifies the Borrower of its intention to demand, compensation therefore; provided further that, if the circumstance giving rise to such increased cost or reduction is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(e) If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.04(e) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.04(a), (b) or (c).

(f) Notwithstanding anything herein to the contrary, for purposes of paragraphs (a) and (b) of this Section 3.04, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith shall be deemed to be a change in law, rule or regulation regardless of the date enacted, adopted, promulgated or issued.

(g) Notwithstanding any other provision of this Section, no Lender shall demand compensation for any increased cost or reduction pursuant to this Section if it shall not at the time be the general policy and practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements.

SECTION 3.05. Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense reasonably incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any LIBOR Loan on a day other than the last day of the Interest Period for such Loan or (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan in violation of its obligation to do so) to prepay, borrow, continue or convert any LIBOR Loan on the date or in the amount notified by the Borrower, in each case including any loss or expense (excluding loss of anticipated profits) arising from the liquidation or reemployment of funds obtained by it to maintain such LIBOR Loan or from fees payable to terminate the deposits from which such funds were obtained. Such loss, cost or expense shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Loan had such continuation, conversion, payment or prepayment, or failure to prepay, borrow, continue or convert not occurred, at the LIBOR rate that would have been applicable to such Loan, for the period from the date of such continuation, conversion, payment or prepayment, or failure to prepay, borrow, continue or convert to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such LIBOR Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market.

SECTION 3.06. Matters Applicable to All Requests for Compensation.

(a) Any Agent or Lender claiming compensation under this Article III shall deliver a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive absent manifest error. In determining such amount, such Agent or Lender may use any reasonable averaging and attribution methods.

(b) With respect to any Lender’s claim for compensation under Sections 3.01, 3.02, 3.03 or 3.04, the Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrower under Section 3.04, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another LIBOR Loans, or to convert Base Rate Loans into LIBOR Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

(c) If any Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.01, 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of such Lender’s LIBOR Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding LIBOR Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.

SECTION 3.07. Replacement of Lenders under Certain Circumstances.

(a) If at any time (i) any Lender requests reimbursement for amounts owing pursuant to Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make LIBOR Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non- Consenting Lender, then the Borrower may, on ten (10) Business Days’ prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.07(b) (with the assignment fee to be paid, in the case of clauses (i) and (iii) only, by the Borrower) all of its rights and obligations under this Agreement (or, with respect to clause (iii) above, all of its rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver or amendment) to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person; and provided further (A) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments and (B) that in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to the applicable departure, waiver or amendment of the Loan Documents. No such replacement shall be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

(b) Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment of any Class and outstanding Loans of any Class and participations in L/C Obligations and Swing Line Loans, and (ii) deliver any Notes evidencing such Loans to the Borrower or Administrative Agent (or a lost or destroyed note indemnity in lieu thereof). Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, (B) all obligations of the Borrower owing to the assigning Lender relating to the Loans and participations so assigned (other than those set forth in Sections 3.01, 3.04 and 3.05) shall be paid in full by the assignee Lender to such assigning Lender concurrently with such assignment and assumption, (C) all obligations pursuant to Sections 3.01, 3.04 and 3.05 owing to the assigning Lender relating to the Loans and participations so assigned shall be paid in full by the Borrower to such assigning Lender to the extent then due and payable concurrently with such assignment and assumption and (D) upon such payment (regardless of whether such replaced Lender has executed an Assignment and Assumption or delivered its Notes to the Borrower or the Administrative Agent), the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender.

(c) Notwithstanding anything to the contrary contained above, any Lender that acts as an L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.09.

(d) In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans and (iii) the Required Lenders or the Required Facility Lenders, as applicable, have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a
“Non-Consenting Lender.”

SECTION 3.08. Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV

Conditions Precedent to Credit Extensions

SECTION 4.01. [Intentionally Omitted.]

SECTION 4.02. Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of LIBOR Loans) is subject to the following conditions precedent:

(a) The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b) No Default shall exist (including, after the Restatement Effective Date, with respect to Section 7.15 as of the end of the most recently ended fiscal quarter whether or not any Revolving Credit Exposure existed at the end of such fiscal quarter), or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(c) The Administrative Agent and, if applicable, the relevant L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of LIBOR Loans) submitted by a Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V

Representations and Warranties

The Borrower represents and warrants to the Agents and the Lenders that:

SECTION 5.01. Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its Restricted Subsidiaries (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all corporate or other organizational power and authority to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (to the extent such concept exists) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all applicable Laws, orders, writs, injunctions and orders and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (c), (d) or (e), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.02. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Loan Party is a party have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery and performance by each Loan Party of each Loan Document to which such

Loan Party is a party nor the consummation of the Transaction will (a) contravene the terms of any of such Loan Party’s Organization Documents, (b) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Loan Party or any of the Restricted Subsidiaries (other than as permitted by Section 7.01) under (i) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (c) violate any applicable material Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.03. Governmental Authorization. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required on the part of any Loan Party in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document or for the consummation of the Transaction, except (i) for filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) for the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (iii) for those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.04. Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

SECTION 5.05. Financial Statements; No Material Adverse Effect.

(a) The Historical Financial Statements fairly present in all material respects the financial condition of the Division and its Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein.

(b) The unaudited pro forma consolidated balance sheet of the Borrower and its Subsidiaries as at March 31, 2007 (including the notes thereto) (the “Pro Forma Balance Sheet”), and the unaudited pro forma consolidated statement of operations of the Borrower and its Subsidiaries for the most recent fiscal year, the quarter ended March 31, 2007 and the 12- month period ending on March 31, 2007 (together with the Pro Forma Balance Sheet, the “Pro Forma Financial Statements”), copies of which have heretofore been furnished to the Administrative Agent, have been prepared giving effect (as if such events had occurred on such date or at the beginning of such periods, as the case may be) to the Transaction. The Pro Forma Financial Statements have been prepared in good faith, based on assumptions believed by the Borrower to be reasonable as of the date of delivery thereof, and present fairly in all material respects on a Pro Forma Basis the estimated financial position of the Borrower and its Subsidiaries as at March 31, 2007 and their estimated results of operations for the periods covered thereby, assuming that the events specified in the preceding sentence had actually occurred at such date or at the beginning of the periods covered thereby.

(c) Since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

(d) The forecasts of consolidated balance sheets, income statements and cash flow statements of the Borrower and its Subsidiaries for each fiscal year ending after the Restatement Effective Date through December 31, 2015, copies of which have been furnished to the Administrative Agent prior to the Restatement Effective Date, have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time such forecasts were made available to the Administrative Agent, it being understood that projections as to future events are not to be viewed as facts and actual results may vary significantly from such forecasts and such variances may be material.

SECTION 5.06. Litigation. Except as disclosed in the Acquisition Agreement and disclosure schedules thereto, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, overtly threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of the Restricted Subsidiaries that would reasonably be expected to have a Material Adverse Effect.

SECTION 5.07. Labor Matters. Except as, in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any of the Borrower or its Subsidiaries pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made based on hours worked to employees of each of the Borrower or its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with wage and hour matters; and (c) all payments due from any of the Borrower or its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant party.

SECTION 5.08. Ownership of Property; Liens. Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes, Liens permitted under, or disclosed in, the Acquisition Agreement and the disclosure schedules thereto and Liens permitted by Section 7.01 and except where the failure to have such title or other interest would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 5.09. Environmental Matters.

(a) Except as could not reasonably be expected to have a Material Adverse Effect, (i) each Loan Party and each of its Subsidiaries is and has been in compliance with all applicable Environmental Laws, has obtained and complied with all Environmental Permits and (ii) none of the Loan Parties or any of their respective Subsidiaries (A) has become subject to any pending, or to the knowledge of the Borrower, threatened Environmental Claim, (B) has become subject to any other Environmental Liability or (C) knows of any basis for any Environmental Liability of any Loan Party or any of their respective Subsidiaries.

(b) None of the Loan Parties or any of their respective Subsidiaries has treated, stored, transported or disposed of Hazardous Materials at or from any currently or formerly operated real estate or facility relating to its business in a manner that could reasonably be expected to have a Material Adverse Effect.

SECTION 5.10. Taxes. Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, Holdings, the Borrower and its Subsidiaries have timely filed all Federal and state and other tax returns and reports required to be filed, and have timely paid all Federal and state and other taxes showing on such returns, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.

SECTION 5.11. ERISA Compliance.

(a) Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance in with the applicable provisions of ERISA, the Code and other Federal or state Laws.

(b) (i) No ERISA Event has occurred within the one-year period prior to the date on which this representation is made or deemed made; (ii) none of the Borrower or any of its ERISA Affiliates has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iii) none of the Borrower or any of its ERISA Affiliates has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 et seq. or 4243 of ERISA with respect to a Multiemployer Plan; and (iv) none of the Borrower or any of its ERISA Affiliates has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, except, with respect to each of the foregoing clauses of this Section 5.11(b), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(c) Except where noncompliance or the incurrence of a material obligation would not reasonably be expected to result in a Material Adverse Effect, each Foreign Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders, and none of the Borrower or any Subsidiary has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan. Except as would not reasonably be expected to result in a Material Adverse Effect, (i) the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan which is required to be funded, determined as of the end of the most recently ended fiscal year of a Loan Party or Subsidiary (based on the actuarial assumptions used for purposes of the applicable jurisdiction’s financial reporting requirements), did not exceed the current value of the assets of such Foreign Plan, and (ii) for each Foreign Plan which is not required to be funded, the obligations of such Foreign Plan are properly accrued.

SECTION 5.12. Subsidiaries. As of the Restatement Effective Date, neither the Borrower nor any Restricted Subsidiary has any Subsidiaries other than those specifically disclosed in Schedule 5.12. As of the Restatement Effective Date, Schedule 5.12 sets forth the name and jurisdiction of each Subsidiary and the percentage ownership interest of the Borrower or a Subsidiary in each Subsidiary.

SECTION 5.13. Margin Regulations; Investment Company Act.

(a) No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for any purpose that violates Regulation U.

(b) No Loan Party is an “investment company” under the Investment Company Act of 1940.

SECTION 5.14. Disclosure. None of the factual information and data heretofore or contemporaneously furnished in writing by or on behalf of any Loan Party to any Agent or any Lender on or prior to the Restatement Effective Date in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make such factual information and data (taken as a whole), in the light of the circumstances under which it was delivered, not materially misleading; it being understood that for purposes of this Section 5.14, such factual information and data shall not include projections and pro forma financial information or information of a general economic or general industry nature.

SECTION 5.15. Intellectual Property; Licenses, Etc. To the knowledge of the Borrower, the Borrower and the Restricted Subsidiaries have good and marketable title to, or a valid license or right to use, all patents, trademarks, servicemarks, trade names, copyrights and licenses, free and clear of all Liens (other than Liens permitted under, or disclosed in, the Acquisition Agreement and the disclosure schedules thereto and Liens permitted by Section 7.01), that are necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, except where the failure to have any such rights would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, no such rights infringe upon any rights held by any Person except for such infringements, individually or in the aggregate, which could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.16. Solvency. On the Restatement Effective Date after giving effect to the Transaction the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.

SECTION 5.17. Subordination of Junior Financing. The Obligations are “Senior Debt,” “Senior Indebtedness,” “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) under, and as defined in, the Senior Subordinated Notes Indenture and any Permitted Subordinated Notes Documentation.

ARTICLE VI

Affirmative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder that is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized), the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each of the Restricted Subsidiaries to:

SECTION 6.01. Financial Statements. Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a) as soon as available, but in any event within (i) one hundred and twenty (120) days after the end of the fiscal year ending December 31, 2007 and (ii) ninety (90) days after the end of each fiscal year of the Borrower thereafter, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

(b) as soon as available, but in any event within (i) 75 days after the end of the fiscal quarter ended September 30, 2007, (ii) 60 days after the end of the fiscal quarter ended March 31, 2008 and (iii) forty-five (45) days after the end of the fiscal quarters ended June 30, 2008 and September 30, 2008 and each of the first three (3) fiscal quarters of each fiscal year of the Borrower thereafter, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to changes resulting from audit, normal year-end adjustments and the absence of footnotes; and

(c) within (i) one hundred and twenty (120) days after the end of the fiscal year ending December 31, 2007 and (ii) ninety (90) days after the end of each fiscal year of the Borrower following the fiscal year ending December 31, 2007, a reasonably detailed consolidated budget for the following fiscal year as customarily prepared by management of the Borrower for its internal use (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer of the Borrower stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation, and delivery to the Administrative Agent, of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material.

Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing (A) the applicable financial statements of any direct or indirect parent of the Borrower that holds all of the Equity Interests of the Borrower or (B) the Borrower’s or such entity’s Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to a parent of the Borrower, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to the Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.

Any financial statements required to be delivered pursuant to Section 6.01(b) prior to the first date of delivery of financial statements pursuant to Section 6.01(a) following the Closing Date shall not be required to contain all purchase accounting adjustments relating to the Transaction to the extent it is not practicable to include any such adjustments in such financial statements.

SECTION 6.02. Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a) no later than five (5) days after the delivery of the financial statements referred to in Section 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower;

(b) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which the Borrower files with the SEC (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant to any other clause of this Section 6.02;

(c) promptly after the furnishing thereof, copies of any material statements or material reports furnished to any holder of any class or series of debt securities of any Loan Party having an aggregate outstanding principal amount greater than the Threshold Amount or pursuant to the terms of the Senior Notes Indenture, the Senior Subordinated Notes Indenture or any Permitted Subordinated Notes Documentation, in each case, so long as the aggregate outstanding principal amount thereunder is greater than the Threshold Amount and not otherwise required to be furnished to the Administrative Agent pursuant to any other clause of this Section 6.02;

(d) together with the delivery of the financial statements pursuant to Section 6.01(a) and each Compliance Certificate pursuant to Section 6.02(a), (i) an updated Perfection Certificate or a confirmation that there has been no change in the Perfection Certificate since the Closing Date or the date of the last updated Perfection Certificate, (ii) a description of each event, condition or circumstance during the last fiscal quarter covered by such Compliance Certificate requiring a mandatory prepayment under Section 2.05(b) and (iii) a list of each Subsidiary of the Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate or a confirmation that there is no change in such information since the later of the Closing Date or the date of the last such list; and

(e) (i) promptly following any request therefor, on and after the effectiveness of the Pension Act, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Borrower and any of its ERISA Affiliates may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that the Borrower or any of its ERISA Affiliates may request with respect to any Plan or Multiemployer Plan; provided that if the Borrower or any of its ERISA Affiliates have not requested such documents or notices from the administrator or sponsor of the applicable Plan or Multiemployer Plan, the Borrower or its ERISA Affiliates shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof; and

(f) promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Material Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (i) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(a) to the Administrative Agent. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

SECTION 6.03. Notices. Promptly after a Responsible Officer of the Borrower obtains actual knowledge thereof, notify the Administrative Agent:

(a) of the occurrence of any Default; and

(b) of (i) any dispute, litigation, investigation or proceeding between any Loan Party and any Governmental Authority, (ii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party, including pursuant to any applicable Environmental Laws or the occurrence of any noncompliance by any Loan Party with, or liability under, any Environmental Law or Environmental Permit, or (iii) the occurrence of any ERISA Event that, in any such case, has resulted or would reasonably be expected to result in a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a written statement of a Responsible Officer of the Borrower (x) that such notice is being delivered pursuant to Section 6.03(a) or (b) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.

SECTION 6.04. Payment of Obligations. Pay, discharge or otherwise satisfy all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (i) any such tax, assessment, charge or levy is being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP and the failure to pay or discharge the same would not reasonably be expected to have a Material Adverse Effect or (ii) the amount of such taxes, assessments, governmental charges or levies not paid, discharged or otherwise satisfied does not exceed the Threshold Amount.

SECTION 6.05. Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization and (b) take all reasonable action to maintain all corporate rights and privileges (including its good standing) except, in the case of (a) or (b), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect or pursuant to a transaction permitted by Article VII.

SECTION 6.06. Maintenance of Properties. Except if the failure to do so would not reasonably be expected to have a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted and consistent with past practice.

SECTION 6.07. Maintenance of Insurance. Maintain with insurance companies that the Borrower believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons; provided that, notwithstanding the foregoing, in no event shall the Borrower or any Restricted Subsidiary be required to obtain or maintain insurance that is more restrictive than its normal course of practice as of the Closing Date.

SECTION 6.08. Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees of any Governmental Authority applicable to it or to its business or property, except if the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

SECTION 6.09. Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Borrower or such Restricted Subsidiary, as the case may be.

SECTION 6.10. Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (other than the records of the Board of Directors of such Loan Party or such Restricted Subsidiary) and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Borrower’s expense; provided further that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 6.10, none of the Borrower or any of the Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non- financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product.

Without limiting the foregoing, it is acknowledged that during the course of the above described visits, inspections and examinations and discussions, representatives of the Agents and the Lenders may encounter individually identifiable healthcare information as defined under the Administrative Simplification (including privacy and security) regulations promulgated pursuant to the Health Insurance Portability and Accountability Act of 1996, as amended (collectively, “HIPAA”) or other confidential information relating to healthcare patients (collectively, the “Confidential Healthcare Information”). The Borrower or the Restricted Subsidiary maintaining such Confidential Healthcare Information shall, consistent with HIPAA’s “minimum necessary” provisions, permit such disclosures for their “healthcare operations” purposes. Unless otherwise required by law, the Agents, the Lenders and their respective representatives shall not require or perform any act that would cause the Borrower or any of its Subsidiaries to violate any laws, regulations or ordinances intended to protect the privacy rights of healthcare patients, including, without limitation, HIPAA.

SECTION 6.11. Covenant to Guarantee Obligations and Give Security. At the Borrower’s expense, subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitation in any Collateral Document, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including: (a) upon (i) the formation or acquisition of any new direct or indirect wholly owned Domestic Material Subsidiary by the Borrower or any Restricted Subsidiary, (ii) the designation in accordance with Section 6.14 of any existing direct or indirect wholly owned Domestic Material Subsidiary as a Restricted Subsidiary or (iii) any Domestic Subsidiary becoming a wholly owned Domestic Material Subsidiary that is not, in the case of clauses (i), (ii) or (iii), an Excluded Subsidiary:

(A) within forty five (45) days after such formation, acquisition or designation or such longer period as the Administrative Agent may agree in its reasonable discretion:

(A) cause each such Domestic Material Subsidiary that is required to become a Guarantor under the Collateral and Guarantee Requirement to furnish to the Administrative Agent a description of the Material Real Properties owned by such Domestic Material Subsidiary in detail reasonably satisfactory to the Administrative Agent;

(B) cause each such Domestic Material Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent Mortgages with respect to any Material Real Property, Security Agreement Supplements and other security agreements and documents (including, with respect to Mortgages, the documents listed in Section 6.13(b)), as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Mortgages, Security Agreement and other Collateral Documents in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement;

(C) cause each such Domestic Material Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to deliver any and all certificates representing Equity Interests (to the extent certificated) that are required to be pledged by such Domestic Material Subsidiary pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank (or any other documents customary under local law and instruments evidencing the intercompany Indebtedness held by such Domestic Material Subsidiary and required to be pledged by it pursuant to the Collateral Documents, indorsed in blank to the Administrative Agent);

(D) take and cause each such Domestic Material Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to take whatever action (including the recording of Mortgages, the filing of Uniform Commercial Code financing statements and delivery of stock and membership interest certificates to the extent certificated) may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid Liens required by the Collateral and Guarantee Requirement, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

(B) within forty-five (45) days after the request therefor by the Administrative Agent (or such longer period as the Administrative Agent may agree in its reasonable discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in clause (a) above as the Administrative Agent may reasonably request.

(C) as promptly as practicable after the request therefor by the Administrative Agent, deliver to the Administrative Agent with respect to each Material Real Property, any existing title reports, surveys or environmental assessment reports.

(b) after the Closing Date, promptly after the acquisition of any Material Real Property by the Borrower or any Restricted Subsidiary that is a Guarantor, and such Material Real Property shall not already be subject to a perfected Lien pursuant to the Collateral and Guarantee Requirement, the Borrower shall give notice thereof to the Administrative Agent and promptly thereafter shall cause such Material Real Property to be subjected to a Lien to the extent required by the Collateral and Guarantee Requirement and will take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, including, as applicable, the actions referred to in Section 6.13(b).

(c) within 60 days after the Closing Date, deliver to the Administrative Agent one or more global promissory notes evidencing all Pledged Debt that constitutes intercompany Indebtedness.

SECTION 6.12. Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) comply, and take all reasonable actions to cause any lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; (b) obtain and renew all Environmental Permits necessary for its operations and properties; and, (c) in each case to the extent required by applicable Environmental Laws, conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all applicable Environmental Laws.

SECTION 6.13. Further Assurances and Post-Closing Conditions. (a) Subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitations in any Collateral Document, promptly upon reasonable request by the Administrative Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents.

(b) In the case of any Material Real Property, provide the Administrative Agent with Mortgages with respect to such Material Real Property within sixty (60) days (or such longer period as the Administrative Agent may agree in its sole discretion) of the acquisition of, or, if requested by the Administrative Agent, entry into, or renewal of, a ground lease in respect of, such real property in each case together with:

(i) evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem reasonably necessary or desirable in order to create a valid and subsisting perfected Lien on the property and/or rights described therein in favor of the Administrative Agent for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(ii) fully paid American Land Title Association Lender’s Extended Coverage title insurance policies or the equivalent or other form available in each applicable jurisdiction (the “Mortgage Policies”) in form and substance, with endorsements and in amount, reasonably acceptable to the Administrative Agent (not to exceed the value of the real properties covered thereby), issued, coinsured and reinsured by title insurers reasonably acceptable to the Administrative Agent, insuring the Mortgages to be valid subsisting Liens on the property described therein, free and clear of all defects and encumbrances, subject to Liens permitted by Section 7.01, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents) and such coinsurance and direct access reinsurance as the Administrative Agent may reasonably request;

(iii) opinions of local counsel for the Loan Parties in states in which the real properties are located, with respect to the enforceability and perfection of the Mortgages and any related fixture filings in form and substance reasonably satisfactory to the Administrative Agent; and

(iv) such other evidence that all other actions that the Administrative Agent may reasonably deem necessary or desirable in order to create valid and subsisting Liens on the property described in the Mortgages has been taken.

SECTION 6.14. Designation of Subsidiaries. The Board of Directors of the Borrower may at any time (i) designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary or (ii) designate any Qualified Restricted Subsidiary as, or otherwise cause or permit any such Qualified Restricted Subsidiary to become, a Restricted Subsidiary that is not a Qualified Restricted Subsidiary; provided that (A) immediately before and after such designation or other action, no Default shall have occurred and be continuing, (B) no Subsidiary may be designated as an Unrestricted Subsidiary if, after such designation, it would be a “Restricted Subsidiary” for the purpose of the Senior Notes, the Senior Subordinated Notes or any other Junior Financing and (C) except in the case of a designation involving an Insurance Subsidiary or Securitization Subsidiary, the Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the most recently ended Test Period prior to such designation (and after giving effect to such designation) shall constitute at least 85.0% of Consolidated EBITDA of the Borrower and all of its Subsidiaries for such Test Period. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time.

ARTICLE VII

Negative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized), the Borrower shall not (and, solely with respect to Section 7.14, Holdings shall not), nor shall the Borrower permit any Restricted Subsidiary to, directly or indirectly:

SECTION 7.01. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a) Liens created pursuant to any Loan Document;

(b) Liens existing on the Closing Date; provided that any Lien securing Indebtedness in excess of (x) $5,000,000 individually or (y) $10,000,000 aggregate (when taken together with all other Liens outstanding in reliance on this clause (b) that are not set forth on Schedule 7.01(b)) shall only be permitted to the extent such Lien is listed on Schedule 7.01(b);

(c) Liens for taxes, assessments or governmental charges that are not overdue for a period of more than thirty (30) days or that are being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP;

(d) statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course of business (i) that secure amounts not overdue for a period of more than thirty (30) days or, if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such Lien or (ii) that are being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP;

(e) (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and insurance-related obligations and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Restricted Subsidiaries;

(f) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

(g) easements, rights-of-way, restrictions, encroachments, protrusions and other similar encumbrances and minor title defects affecting real property that, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries, taken as a whole, and any exception on the title policies issued in connection with the Mortgaged Property;

(h) Liens arising from judgments or orders for the payment of money not constituting an Event of Default under Section 8.01(g);

(i) (i) Liens securing Indebtedness permitted under Section 7.03(e); provided that (A) such Liens attach concurrently with or within two hundred and seventy (270) days after completion of the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens, (B) except with respect to Capitalized Leases, such Liens do not at any time encumber any property other than the property financed by such Indebtedness, replacements thereof and additions and accessions to such property and the proceeds and the products thereof and customary security deposits and (C) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for additions and accessions to such assets, replacements and products thereof and customary security deposits) other than the assets subject to such Capitalized Leases; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender and (ii) Liens on assets of Restricted Subsidiaries that are not Guarantors securing Indebtedness of Restricted Subsidiaries that are not Guarantors permitted pursuant to Section 7.03;

(j) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Borrower and its Subsidiaries, taken as a whole, or (ii) secure any Indebtedness;

(k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(l) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on the items in the course of collection and (ii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and that are within the general parameters customary in the banking industry;

(m) Liens consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Disposition would have been permitted on the date of the creation of such Lien;

(n) [Reserved];

(o) Liens in favor of Holdings, the Borrower or a Restricted Subsidiary securing Indebtedness permitted under
Section 7.03(d);

(p) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.14), in each case after the Closing Date; provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations permitted hereunder incurred prior to such time that require, pursuant to their terms at such time, a pledge of after- acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (iii) the Indebtedness secured thereby is permitted under Section 7.03(e) or (g);

(q) any interest or title of a lessor, sublessor, licensor or sublicensor or secured by a lessor’s, sublessor’s, licensor’s or sublicensor’s interest under leases or licenses entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(r) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(s) Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02 and reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes;

(t) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any of the Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(u) Liens solely on any cash earnest money deposits made by the Borrower or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(v) (i) Liens on the Equity Interests of any Restricted Subsidiary acquired pursuant to a Permitted Acquisition to secure Indebtedness incurred pursuant to Section 7.03(g) in connection with such Permitted Acquisition and (ii) Liens on the assets of such Restricted Subsidiary and any of its Subsidiaries to secure Indebtedness (or to secure a Guarantee of such Indebtedness) incurred pursuant to Section 7.03(g) in connection with such Permitted Acquisition;

(w) ground leases in respect of real property on which facilities owned or leased by the Borrower or any of its Subsidiaries are located;

(x) Liens arising from precautionary Uniform Commercial Code financing statement or similar filings;

(y) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(z) [Reserved];

(aa) Liens on the Securitization Assets arising in connection with a Qualified Securitization Financing;

(bb) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries, taken as a whole;

(cc) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;

(dd) Permitted Payment Restrictions or Permitted Qualified Company Payment Restrictions;

(ee) Liens, including Liens on the Collateral, securing Indebtedness incurred in compliance with the Senior Secured Leverage Ratio Incurrence Test; provided, that in the case of any Liens on the Collateral permitted under this clause (ee), such Liens are subordinated to the Liens securing the Obligations pursuant to the terms of an intercreditor agreement reasonably satisfactory to the Administrative Agent;

(ff) the modification, replacement, renewal or extension of any Lien permitted by clauses (b), (i), (p), (v) and (ee) of this Section 7.01; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien, and (B) proceeds and products thereof, and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03; and

(gg) other Liens securing Indebtedness or other obligations incurred in the ordinary course of business in an aggregate principal amount at any time outstanding not to exceed the greater of $10,000,000 and 1.0% of Total Assets, in each case determined as of the date of incurrence.

SECTION 7.02. Investments. Make any Investments, except:

(a) Investments by the Borrower or any of the Restricted Subsidiaries in assets that were Cash Equivalents or Investment Grade Securities when such Investment was made;

(b) loans or advances to officers, directors and employees of Holdings (or any direct or indirect parent thereof), the Borrower and the Restricted Subsidiaries (i) for reasonable and customary travel, entertainment, relocation and analogous ordinary business purposes of Holdings (or any direct or indirect parent thereof), the Borrower or the Restricted Subsidiaries, (ii) in connection with such Person’s purchase of Equity Interests of Holdings (or any direct or indirect parent thereof) and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount outstanding under this clause (iii) not to exceed $3,000,000;

(c) asset purchases (including purchases of inventory, supplies and materials) and the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons, in each case in the ordinary course of business;

(d) Investments (i) by the Borrower in any Qualified Restricted Subsidiary or by any Restricted Subsidiary in the Borrower or any Qualified Restricted Subsidiary, (ii) by any Restricted Subsidiary that is not a Qualified Restricted Subsidiary in any Restricted Subsidiary that is not a Qualified Restricted Subsidiary, (iii) by the Borrower or any Restricted Subsidiary in any Restricted Subsidiary that is not a Qualified Restricted Subsidiary; provided that the aggregate amount of Investments made pursuant to clause (iii), when aggregated with all Investments made pursuant to Section 7.02(j)(B), 7.02(y) and clause (iii) of the proviso to

Section 7.03(c), shall not exceed at any time outstanding the greater of $125,000,000 and 12.5% of Total Assets and (iv) consisting of intercompany Investments incurred in the ordinary course of business in connection with the cash management operations.

(e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(f) Investments consisting of Liens, Indebtedness, fundamental changes, Dispositions and Restricted Payments permitted under Sections 7.01, 7.03 (to the extent expressly permitting intercompany Indebtedness among the Borrower and the Restricted Subsidiaries), 7.04, 7.05 and 7.06, respectively;

(g) Investments (i) existing on the Closing Date or made pursuant to legally binding written contracts in existence on the Closing Date and any modification, replacement, renewal, reinvestment or extension thereof and (ii) contemplated on the Closing Date and set forth on Schedule 7.02(g) and any modification, replacement, renewal, reinvestment or extension of any of the foregoing; provided that (A) the amount of any Investment permitted pursuant to this Section 7.02(g) is not increased from the amount of such Investment on the Closing Date, except pursuant to the terms of such Investment as of the Closing Date, and (B) the terms of any Investment are not otherwise modified from the terms that are in effect as of the Closing Date in a manner that is materially adverse to the Lenders unless otherwise permitted by another clause of this Section 7.02;

(h) Investments in Swap Contracts permitted under Section 7.03;

(i) promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 7.05;

(j) the purchase or other acquisition of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be a Restricted Subsidiary of the Borrower (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.02(j) (each, a “Permitted Acquisition”):

(A) in the case of a wholly owned Domestic Material Subsidiary that is not an Excluded Subsidiary and to the extent required by the Collateral and Guarantee Requirement and the Collateral Documents, the Equity Interests of such Person shall constitute Collateral and each applicable Loan Party and any such newly created or acquired Subsidiary (and, to the extent required under the Collateral and Guarantee Requirement, the wholly owned Material Domestic Subsidiaries of such created or acquired Subsidiary that are not Excluded Subsidiaries) shall be Guarantors and shall have complied with the requirements of Section 6.11, within the times specified therein (for the avoidance of doubt, this clause (A) shall not override any provisions of the Collateral and Guarantee Requirement);

(B) the aggregate amount of Investments made in reliance on this clause (j) in Persons that do not become Qualified Restricted Subsidiaries, when aggregated with all Investments made pursuant to Section 7.02(d)(iii), 7.02(y) and clause (iii) of the proviso to Section 7.03(c), shall not exceed at any time outstanding the greater of $125,000,000 and 12.5% of Total Assets;

(C) the acquired property, assets, business or Person is in a business permitted under Section 7.07;

(D) the Board of Directors (or similar governing body) of the Person to be so purchased or acquired shall not have indicated publicly its opposition to the consummation of such purchase or acquisition (which opposition has not been publicly withdrawn);

(E) (1) immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Default shall have occurred and be continuing and (2) immediately after giving effect to such purchase or other acquisition, the Total Leverage Ratio for the Test Period immediately preceding such purchase or other acquisition is less than or equal to 7.25 to 1.0 (calculated on a Pro Forma Basis) and, satisfaction of such test shall be evidenced by a certificate from the Chief Financial Officer of the Borrower demonstrating such satisfaction calculated in reasonable detail; and

(F) the Borrower shall have delivered to the Administrative Agent, on behalf of the Lenders, no later than five (5) Business Days after the date on which any such purchase or other acquisition is consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this clause (j) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition

(k) Qualified Minority Investments in an aggregate amount outstanding at any time not to exceed $300,000,000; provided that, with respect to each Qualified Minority Investment:

(A) the Borrower or Restricted Subsidiary shall purchase not less than 40% of the Equity Interests of the Qualified Holding Company;

(B) to the extent required by the Collateral and Guarantee Requirement, the Equity Interests of such Qualified Holding Company that are owned by the Borrower or a Guarantor shall constitute Collateral and each applicable Loan Party will pledge such Equity Interest in such Qualified Holding Company as Collateral (for the avoidance of doubt, this clause (B) shall not override any provisions of the Collateral and Guarantee Requirement);

(C) the Board of Directors (or similar governing body) of the Qualified Holding Company to be so purchased or acquired shall not have indicated publicly its opposition to the consummation of such purchase or acquisition (which opposition has not been publicly withdrawn);

(D) immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Default shall have occurred and be continuing and (2) immediately after giving effect to such purchase or other acquisition, the Total Leverage Ratio for the Test Period immediately preceding such purchase or other acquisition is less than or equal to 5.75 to 1.0 (calculated on a Pro Forma Basis) and, satisfaction of such test shall be evidenced by a certificate from the Chief Financial Officer of the Borrower demonstrating such satisfaction calculated in reasonable detail;

(E) immediately after giving effect to such purchase or other acquisition, on a pro-forma basis, the consolidated Indebtedness of the Qualified Holding Company as of its most recently prepared quarterly balance sheet (net of (i) cash and Cash Equivalents and (ii) any Indebtedness consisting of letters of credit, except to the extent of unreimbursed amounts thereunder, or of obligations under Swap Contracts) shall not exceed the Consolidated EBITDA of the Qualified Holding Company for the four quarters ended on the date of such quarterly balance sheet; and

(F) the Borrower shall have delivered to the Administrative Agent, on behalf of the Lenders, no later than five (5) Business Days after the date on which any such purchase or other acquisition is consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this clause have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition.

(l) the Transaction;

(m) Investments in the ordinary course of business consisting of Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers consistent with past practices;

(n) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(o) loans and advances to Holdings (or any direct or indirect parent thereof) in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments to the extent permitted to be made to Holdings (or such direct or indirect parent) in accordance with Section 7.06(f), (g) or (l);

(p) other Investments that do not exceed in the aggregate at any time outstanding the greater of $50,000,000 and 5.0% of Total Assets, except to the extent that such excess resulted from an Investment made at any time using the Available Amount at such time;

(q) [reserved];

(r) advances of payroll payments to employees in the ordinary course of business;

(s) Investments to the extent that payment for such Investments is made solely with Qualified Equity Interests of Holdings (or by any direct or indirect parent thereof);

(t) Investments held by a Restricted Subsidiary acquired after the Closing Date or of a Person merged into the Borrower or merged or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(u) Guarantees by the Borrower or any of the Restricted Subsidiaries of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(v) Investments consisting of purchases and acquisitions of assets or services in the ordinary course of business;

(w) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client contracts and loans or advances made to distributors in the ordinary course;

(x) solely to the extent contemplated by the Organization Documents (as in existence on the Closing Date), Investments in any joint venture to which the Borrower or a Restricted Subsidiary is a party on the Closing Date;

(y) Investments in (i) Unrestricted Subsidiaries, (ii) Restricted Subsidiaries that are not Qualified Restricted Subsidiaries and (iii) joint ventures (regardless of the form of legal entity), together with the amount of all Investments made pursuant to Section 7.02(d)(iii), 7.02(j)(B) and clause (iii) of the proviso to Section 7.03(c), in an amount not to exceed at any time outstanding the greater of $125,000,000 and 12.5% of Total Assets;

(z) (i) Investments in a Securitization Subsidiary or any Investment by a Securitization Subsidiary in any other Person in connection with a Qualified Securitization Financing; provided, however, that any such Investment in a Securitization Subsidiary is in the form of a contribution of additional Securitization Assets or as equity, and (ii) distributions or payments of Securitization Fees and purchases of Securitization Assets pursuant to a Securitization Repurchase Obligation in connection with a Qualified Securitization Financing;

(aa) loans and advances in the ordinary course of business to Strategic Joint Ventures that, when made, are expected to be repaid within sixty days;

(bb) Investments in any Insurance Subsidiary in an amount equal to (i) the capital required under the applicable laws or regulations of the jurisdiction in which such Insurance Subsidiary is formed or determined by independent actuaries as prudent and necessary capital to operate such Insurance Subsidiary plus (ii) any reasonable general corporate and overhead expenses of such Insurance Subsidiary; and

(cc) Investments made by any Restricted Subsidiary that is not a Qualified Restricted Subsidiary to the extent such Investments are financed with the proceeds received by such Restricted Subsidiary from an Investment made pursuant to clauses (d)(iii), (j), (p), (y) or (bb) of this Section 7.02.

(dd) Investments in IUH Surgery Centers, LLC, an Indiana limited liability company, in an amount not to exceed $122,500,000 (excluding fees).

SECTION 7.03. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, provided that the Borrower and any Restricted Subsidiary may incur Indebtedness if (A) immediately before and after such incurrence, no Default shall have occurred and be continuing and (B) for the Test Period immediately preceding such incurrence (x) in the case of secured Indebtedness, the Senior Secured Leverage Ratio would be less than or equal to 4.25 to 1.00 (the “Senior Secured Leverage Ratio Incurrence Test”) or (y) in the case of unsecured or subordinated Indebtedness, the Total Leverage Ratio would be less than or equal to 7.25 to 1.00 (the “Total Leverage Ratio Incurrence Test”) (in each case, calculated on a Pro Forma Basis (including a pro forma application of the net proceeds therefrom) as if such Indebtedness had been incurred and the application of the proceeds therefrom had occurred on the first day of such Test Period); provided, that Restricted Subsidiaries that are not Guarantors may not incur

Indebtedness pursuant to the foregoing exception at any time if, after giving effect to such incurrence, the aggregate principal amount of Indebtedness incurred pursuant to the foregoing exception by Restricted Subsidiaries that are not Guarantors that remains outstanding at such time would be in excess of the greater of $100,000,000 and Operating Facility EBITDA for the Test Period immediately preceding such incurrence. The limitations set forth in the immediately preceding sentence shall not apply to any of the following items

(a) Indebtedness of the Borrower and the Restricted Subsidiaries under the Loan Documents;

(b) (i) Indebtedness existing on the Closing Date; provided that any Indebtedness that is in excess of (x) $5,000,000 individually or (y) $10,000,000 in the aggregate (when taken together with all other Indebtedness outstanding in reliance on this clause (b) that is not set forth on Schedule 7.03(b)) shall only be permitted under this clause (b) to the extent such Indebtedness is set forth on Schedule 7.03(b) and any Permitted Refinancing thereof and (ii) intercompany Indebtedness outstanding on the Closing Date;

(c) Guarantees by the Borrower and the Restricted Subsidiaries in respect of (A) Indebtedness of the Borrower or any of the Restricted Subsidiaries otherwise permitted hereunder (other than Section 7.03(b)) (except that a Restricted Subsidiary that is not a Qualified Restricted Subsidiary may not, by virtue of this Section 7.03(c), Guarantee Indebtedness that such Restricted Subsidiary could not otherwise incur under this Section 7.03); provided that (i) no Guarantee by any Restricted Subsidiary of the Senior Notes or any Junior Financing shall be permitted unless such Restricted Subsidiary shall have also provided a Guarantee of the Obligations substantially on the terms set forth in the Guaranty, (ii) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness and (iii) the aggregate amount of Indebtedness of Restricted Subsidiaries that are not Qualified Restricted Subsidiaries that is Guaranteed by the Borrower or any Qualified Restricted Subsidiary, together with the aggregate amount of Investments made pursuant to Section 7.02(d)(iii), 7.02(j)(B) and 7.02(y), shall not exceed at any time outstanding the greater of $125,000,000 and 12.5% of Total Assets;

(d) Indebtedness of (i) the Borrower or any Restricted Subsidiary owing to Holdings, the Borrower or any other Restricted Subsidiary, and Guarantees, in each case to the extent constituting an Investment permitted under Section 7.02 (other than 7.02(f)) and (ii) the Borrower or any Restricted Subsidiary owing to an Insurance Subsidiary;

(e) (i) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) financing the acquisition, construction, repair, replacement or improvement of fixed or capital assets; provided that such Indebtedness is incurred concurrently with or within two hundred and seventy (270) days after completion of the applicable acquisition, construction, repair, replacement or improvement, (ii) Attributable Indebtedness arising out of sale-leaseback transactions permitted under Section 7.05(f), (iii) Indebtedness arising under Capitalized Leases other than those in effect on the Closing Date or entered into pursuant to subclauses (i) and (ii) of this clause (e); provided that the aggregate principal amount of Indebtedness incurred in reliance on this clause (e), together with the aggregate principal amount of Indebtedness incurred pursuant to Section 7.03(n), shall not exceed at any time outstanding the sum of (A) $100,000,000 and (B) the greater of $50,000,000 and 5% of Total Assets, except to the extent that, at the time such excess is incurred, the aggregate principal amount of Indebtedness incurred in reliance on clause (A) of this clause (e), together with the aggregate principal amount of Indebtedness incurred pursuant to Section 7.03(n) that remains outstanding does not exceed Operating Facility EBITDA for the Test Period immediately preceding such incurrence and (iv) any Permitted Refinancing of any Indebtedness referred to in the preceding clauses (i) through (iii);

(f) Indebtedness in respect of Swap Contracts designed to hedge against interest rates, foreign exchange rates or commodities pricing risks and not for speculative purposes;

(g) Indebtedness of the Borrower or any Restricted Subsidiary (i) assumed in connection with any Permitted Acquisition or (ii) incurred to finance a Permitted Acquisition, in each case, that is secured only by the assets or business acquired in the applicable Permitted Acquisition (including any acquired Equity Interests) (and any Permitted Refinancing of the foregoing) and so long as both immediately prior to and after giving effect thereto, (A) no Default shall exist or result therefrom, and (B) the aggregate principal amount of such Indebtedness, and all Indebtedness resulting from any Permitted Refinancing thereof, at any time outstanding pursuant to this paragraph (g) does not exceed the greater of $30,000,000 and 3.0% of Total Assets, in each case determined as of the date of incurrence;

(h) (i) Indebtedness of the Borrower or any Restricted Subsidiary (A) assumed in connection with any Permitted Acquisition; provided that such Indebtedness is not incurred in contemplation of such Permitted Acquisition, or (B) incurred to finance a Permitted Acquisition and (ii) any Permitted Refinancing of the foregoing; provided, that in each case such Indebtedness and all Indebtedness resulting from any Permitted Refinancing thereof (x) is unsecured and (y) both immediately prior and after giving effect thereto, (1) no Default shall exist or result therefrom and (2) the Total Leverage Ratio (calculated after giving Pro Forma Effect to the assumption or incurrence of such Indebtedness) shall not be greater than 7.25 to 1.0; provided further that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees). Notwithstanding anything contained in the Loan Documents to the contrary, the only obligors with respect to any Indebtedness incurred pursuant to clause (A) of this paragraph or any Permitted Refinancing of Indebtedness in respect thereof shall be of those Persons who were obligors of such Indebtedness immediately prior to such Permitted Acquisition;

(i) Indebtedness representing deferred compensation to employees of the Borrower and its Subsidiaries incurred in the ordinary course of business;

(j) Indebtedness owed to (i) current or former officers, directors, managers, consultants and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Borrower (or any direct or indirect parent thereof) permitted by Section 7.06 and (ii) Strategic Investors to finance the purchase or redemption of Equity Interests permitted by Section 7.06(n);

(k) Indebtedness incurred by the Borrower or any Restricted Subsidiaries in a Permitted Acquisition or by the Borrower or any Restricted Subsidiaries in connection with any other Investment expressly permitted hereunder or any Disposition, in each case to the extent constituting indemnification obligations or obligations in respect of purchase price (including earn-outs) or other similar adjustments;

(l) Indebtedness consisting of obligations of the Borrower and the Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Transaction and Permitted Acquisitions or any other Investment expressly permitted hereunder;

(m) Cash Management Obligations and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements in the ordinary course of business;

(n) Indebtedness in an aggregate principal amount, together with the aggregate principal amount of Indebtedness incurred pursuant to clause (A) of the second proviso to Section 7.03(e), not to exceed at any time outstanding $100,000,000, except to the extent that, at the time such excess is incurred, the aggregate principal amount of Indebtedness incurred in reliance on this clause (n), together with the aggregate principal amount of Indebtedness incurred pursuant to clause (A) of the second proviso to Section 7.03(e) that remains outstanding does not exceed Operating Facility EBITDA for the Test Period immediately preceding such incurrence;

(o) Indebtedness consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(p) Indebtedness incurred by the Borrower or any of the Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business or consistent with past practice, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims;

(q) obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of the Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice;

(r) Indebtedness incurred by a Securitization Subsidiary in a Qualified Securitization Financing that is not recourse (except for Standard Securitization Undertakings) to the Borrower or any of the Restricted Subsidiaries;

(s) Indebtedness supported by a Letter of Credit, in a principal amount not to exceed the face amount of such Letter of Credit;

(t) [Reserved];

(u) Indebtedness in respect of the Senior Notes and the Senior Subordinated Notes and any Permitted Refinancing thereof;

(v) [Reserved];

(w) all premiums (if any), interest (including post-petition interest), fees, expenses and charges on obligations described in clauses (a) through (u) above and (x) through (z) below;

(x) Guarantees incurred in the ordinary course of business in respect of obligations to suppliers, customers, franchisees, lessors and licensees;

(y) Indebtedness incurred in the ordinary course of business in respect of obligations of the Borrower or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services; and

(z) Indebtedness in respect of (i) Permitted Subordinated Notes to the extent the Net Cash Proceeds therefrom are, except as set forth in Section 7.12(a), immediately after the receipt thereof, offered to prepay the Term Loans in accordance with Section 2.05(b) and (ii) any Permitted Refinancing of the foregoing.

For purposes of determining compliance with any restriction on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased.

For purposes of determining compliance with this Section 7.03, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness described in clauses (b) through (z) (other than clause (u)) above, the Borrower shall, in its sole discretion, classify and reclassify or later divide, classify or reclassify such item of Indebtedness (or any portion thereof) and will only be required to include the amount and type of such Indebtedness in one or more of the above clauses; provided that (i) all Indebtedness outstanding under the Loan Documents will be deemed to have been incurred on such date in reliance only on the exception in clause (a) of Section 7.03 and (ii) all Indebtedness outstanding under the Senior Notes and the Senior Subordinated Notes will be deemed to have been incurred on such date in reliance only on the exception of clause (u) of Section 7.03.

The accrual of interest (including contingent interest), the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of Section 7.03.

SECTION 7.04. Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that:

(a) any Restricted Subsidiary may merge or consolidate with the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new jurisdiction); provided that (x) the Borrower shall be the continuing or surviving Person, (y) such merger or consolidation does not result in the Borrower ceasing to be incorporated under the Laws of the United States, any state thereof or the District of Columbia and (z) such merger or consolidation does not result in less than all the Equity Interests in the Borrower being pledged to the Administrative Agent for the benefit of the Secured Parties;

(b) (i) any Restricted Subsidiary that is not a Loan Party may merge or consolidate with or into any other Subsidiary of the Borrower that is not a Loan Party, provided that, if any party to such merger or consolidation is a Qualified Restricted Subsidiary, a Qualified Restricted Subsidiary shall be the continuing or surviving Person and (ii) any Restricted Subsidiary may liquidate or dissolve or change its legal form if the Borrower determines in good faith that such action is in the best interests of the Borrower and its Subsidiaries and if not materially disadvantageous to the Lenders;

(c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or another Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (i) the transferee must be a Loan Party or (ii) to the extent constituting an Investment or giving rise to the incurrence of Indebtedness, such Investment or Indebtedness must be permitted pursuant to Sections 7.02 (other than 7.02(f)) and 7.03, respectively;

(d) so long as no Default exists or would result therefrom, the Borrower may merge or consolidate with any other Person; provided that (i) the Borrower shall be the continuing or surviving corporation, (ii) to the extent constituting an Investment or giving rise to the incurrence of Indebtedness, such Investment and such Indebtedness must be permitted pursuant to Sections 7.02 and 7.03, respectively, or (iii) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Borrower”), (A) the Successor Borrower shall be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia, (B) the Successor Borrower shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Guaranty confirmed that its Guarantee shall apply to the Successor Borrower’s obligations under this Agreement, (D) each Loan Party, unless it is the other party to such merger or consolidation, shall have by a supplement to the Security Agreement confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, (E) in the case of a merger or consolidation of Holdings with and into the Borrower in which the Borrower shall be the continuing or surviving corporation, Holdings shall have no direct Subsidiaries at the time of such merger or consolidation other than the Borrower and, after giving effect to such merger or consolidation, the direct parent of the Borrower shall expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and (F) the Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, (x) the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement and (y) in the case of a merger or consolidation of Holdings and the Borrower, the direct parent of such merged or consolidated entity will succeed to, and be substituted for, Holdings under this Agreement;

(e) so long as no Default exists or would result therefrom, any Restricted Subsidiary may merge or consolidate with any other Person (i) in order to effect an Investment permitted pursuant to Section 7.02 or (ii) for any other purpose; provided that (A) the continuing or surviving Person shall be the Borrower or a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall have complied with the applicable requirements of Section 6.11; (B) if the merger or consolidation involves a Qualified Restricted Subsidiary that is not a Guarantor and such Qualified Restricted Subsidiary is not the surviving Person, the surviving

Person must be a Qualified Restricted Subsidiary, (C) to the extent such merger or consolidation constitutes an Investment or gives rise to the incurrence of Indebtedness, such Investment or such Indebtedness must be permitted pursuant to Sections 7.02 and 7.03, respectively, and (D) if the merger or consolidation involves a Guarantor and such Guarantor is not the surviving Person, the surviving Restricted Subsidiary shall expressly assume all the obligations of such Guarantor under this Agreement and the other Loan Documents to which the Guarantor is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent;

(f) the Merger may be consummated; and

(g) so long as no Default exists or would result therefrom, a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05.

SECTION 7.05. Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:

(a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer useful in the conduct of the business of the Borrower and the Restricted Subsidiaries;

(b) Dispositions of inventory, goods held for sale and immaterial assets (including allowing any registrations or any applications for registration of any intellectual property rights to lapse or go abandoned in the ordinary course of business);

(c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are applied to the purchase price of such replacement property (which replacement property is actually promptly purchased);

(d) Dispositions of property to Holdings, the Borrower or a Restricted Subsidiary; provided that if the transferor of such property is a Loan Party (i) the transferee thereof must be a Loan Party or (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 7.02;

(e) Dispositions permitted by Sections 7.02, 7.04 (other than 7.04(g)) and 7.06 and Liens permitted by Section 7.01;

(f) Dispositions of property pursuant to sale-leaseback transactions; provided that the fair market value of all property so Disposed of in reliance on this clause (f) shall not exceed the greater of $10,000,000 and 1.0% of Total Assets per year, in each case determined as of the date of Disposition;

(g) Dispositions in the ordinary course of business of Cash Equivalents and Investment Grade Securities;

(h) leases, subleases, licenses or sublicenses (including the provision of software under an open source license) with respect to real or personal property, in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and the Restricted Subsidiaries, taken as a whole;

(i) transfers of property subject to Casualty Events upon receipt of the Net Cash Proceeds of such Casualty Event;

(j) Dispositions of property not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default exists), no Default shall exist or would result from such Disposition; (ii) with respect to any Disposition pursuant to this clause (j) for a purchase price in excess of $15,000,000, the Borrower or any of the Restricted Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents (in each case, free and clear of all Liens at the time received, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(l) and clauses (i) and (ii) of Section 7.01(t)); provided, however, that for the purposes of this clause (ii), the following items shall be deemed to be cash: (A) any liabilities (as shown on the Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which the Borrower and all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any consideration received by the Borrower or such Restricted Subsidiary from such transferee that is converted into cash (to the extent of the cash received) within 180 days following the closing of the applicable Disposition and (C) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at that time outstanding, not in excess of 2.5% of Total Assets at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value and (iii) to the extent the amount of Net Cash Proceeds received by the Borrower or a Restricted Subsidiary from Dispositions made pursuant to this Section 7.05(j) exceeds $100,000,000 in the aggregate, all Net Cash Proceeds in excess of such amount shall be applied to prepay Term Loans in accordance with Section 2.05(b)(ii)(A) and, except to the extent that any such Net Cash Proceeds become Retained Declined Proceeds, may not be reinvested in the business of the Borrower or a Restricted Subsidiary;

(k) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in the applicable Organization Documents;

(l) Dispositions of accounts receivable in connection with the collection or compromise thereof;

(m) any issuance or sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary;

(n) to the extent allowable under Section 1031 of the Code (or comparable or successor provision), any exchange of like property (excluding any boot thereon permitted by such provision) for use in any business conducted by the Borrower or any of its Restricted Subsidiaries that is not in contravention of Section 7.07;

(o) the unwinding of any Swap Contract;

(p) any Disposition of Securitization Assets to a Securitization Subsidiary; and

(q) Reverted Asset Dispositions;

provided that any Disposition of any property pursuant to this Section 7.05 (except pursuant to Section 7.05(e), Section 7.05(i), Section 7.05(n) and 7.05(q) and except for Dispositions from the Borrower to a Qualified Restricted Subsidiary or by any Restricted Subsidiary to the Borrower or a Qualified Restricted Subsidiary), shall be for no less than the fair market value of such property at the time of such Disposition. To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and, if requested by the Administrative Agent, upon the certification by the Borrower that such Disposition is permitted by this Agreement, the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

SECTION 7.06. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except:

(a) each Restricted Subsidiary may make Restricted Payments to the Borrower and to the other Restricted Subsidiaries (and, in the case of a Restricted Payment by a non-wholly owned Restricted Subsidiary, to the Borrower and any of the other Restricted Subsidiaries and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests);

(b) (i) the Borrower may redeem in whole or in part any of its Equity Interests for another class of Equity Interests or rights to acquire its Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests, provided that any terms and provisions material to the interests of the Lenders contained in such other class of Equity Interests are at least as advantageous to the Lenders as those contained in the Equity Interests redeemed thereby or (ii) the Borrower and each of its Restricted Subsidiaries may declare and make dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 7.03) of such Person;

(c) Restricted Payments made on the Closing Date to consummate the Transaction;

(d) to the extent constituting Restricted Payments, the Borrower and the Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02, 7.03, 7.04, 7.05 or 7.08;

(e) repurchases of Equity Interests in Holdings or a Restricted Subsidiary deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(f) so long as no Event of Default has occurred and is continuing at such time, the Borrower may pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of Holdings (or of any indirect parent of the Borrower) from any future, present or former employee, director, consultant or distributor (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Borrower (or any direct or indirect parent of the Borrower) or any of its Subsidiaries upon the death, disability, retirement or termination of employment of any such Person or otherwise pursuant to any employee or director equity plan, employee or director stock option plan or any other employee or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director, consultant or distributor of the Borrower (or any direct or indirect parent of the Borrower) or any of its Subsidiaries; provided, that the aggregate amount of Restricted Payments made under this clause (f) does not exceed $5,000,000 in the first fiscal year following the Closing Date (which amount shall be increased by $1,000,000 each fiscal year thereafter and, if applicable, will be increased to $10,000,000 following the consummation of a Qualifying IPO) (with unused amounts in any fiscal year being carried over to succeeding fiscal years subject to a maximum (without giving effect to the following proviso) of $10,000,000 in any fiscal year (which shall increase to $15,000,000 subsequent to the consummation of a Qualifying IPO)); provided, further, that such amount in any fiscal year may be increased by an amount not to exceed:

(i) the cash proceeds from the sale of Equity Interests (other than Disqualified Equity Interests) of the Borrower and, to the extent contributed to the Borrower, cash proceeds from the sale of Equity Interests of any direct or indirect parent company of the Borrower, in each case to any future, present or former employees, directors, officers, managers or consultants of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies that occurs after the Closing Date, to the extent the cash proceeds from the sale of such Equity Interests have not otherwise been applied to increase the Available Amount; plus

(ii) the cash proceeds of key man life insurance policies received by the Borrower or its Restricted Subsidiaries after the Closing Date; less

(iii) the amount of any Restricted Payments previously made with the cash proceeds described in clauses (i) and (ii) of this clause (f);

and provided further that cancellation of Indebtedness owing to the Borrower from any future, present or former employees, directors, officers, managers or consultants of the Borrower, any direct or indirect parent company of the Borrower or any of the Borrower’s Restricted Subsidiaries in connection with a repurchase of Equity Interests of Holdings (or of any indirect parent of the Borrower) will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of this Agreement;

(g) the Borrower may make Restricted Payments to Holdings or to any direct or indirect parent of Holdings:

(i) the proceeds of which will be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) the tax liability to each foreign, federal, state or local jurisdiction in respect of consolidated, combined, unitary or affiliated returns for such jurisdiction of Holdings (or such direct or indirect parent) attributable to the Borrower or its Subsidiaries determined as if the Borrower and its Subsidiaries filed separately;

(ii) the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) its operating costs and expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses incurred to third parties), which are reasonable and customary and incurred in the ordinary course of business, attributable to the ownership or operations of the Borrower and its Subsidiaries;

(iii) the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) franchise and excise taxes and other fees, taxes and expenses required to maintain its (or any of its direct or indirect parents’) corporate existence;

(iv) to finance any Investment permitted to be made pursuant to Section 7.02; provided that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (B) the Borrower shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to the Borrower or a Restricted Subsidiary or (2) the merger (to the extent permitted in Section 7.04) of the Person formed or acquired into the Borrower or a Restricted Subsidiary in order to consummate such Permitted Acquisition, in each case, in accordance with the requirements of Section 6.11;

(v) the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) costs, fees and expenses (other than to Affiliates) related to any equity or debt offering (A) by the Borrower or a Restricted Subsidiary permitted by this Agreement (whether or not successful), (B) to the extent unsuccessful, by any direct or indirect parent of the Borrower that does not have any Subsidiaries other than the Borrower or a Subsidiary that is a direct or indirect parent of the Borrower or engage in any significant business activities other than holding its direct or indirect ownership interest in the Borrower and activities incidental thereto or (C) by any direct or indirect parent of the Borrower, to the extent the net cash proceeds thereof are contributed to the capital of the Borrower promptly following the consummation of any such offering; and

(vi) the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) customary salary, bonus and other benefits payable to officers and employees of Holdings or any direct or indirect parent company of Holdings to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries;

(h) the Borrower or any of the Restricted Subsidiaries may (a) pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Permitted Acquisition and (b) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms;

(i) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration (i) such payment would have complied with the provisions of this Agreement and (ii) no Event of Default had occurred and was continuing at such time;

(j) the declaration and payment of dividends on the Borrower’s common stock following the first public offering of the Borrower’s common stock or the common stock of any of its direct or indirect parents after the Closing Date, of up to 6% per annum of the net proceeds received by or contributed to the Borrower in or from any such public offering, other than public offerings with respect to the Borrower’s common stock registered on Form S–4 or Form S–8;

(k) payments made or expected to be made by the Borrower or any of the Restricted Subsidiaries in respect of withholding or similar Taxes payable by any future, present or former employee, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) and any repurchases of Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options;

(l) in addition to the foregoing Restricted Payments and so long as no Default shall have occurred and be continuing or would result therefrom, the Borrower may make additional Restricted Payments in an aggregate amount, together with the aggregate amount of (1) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings made pursuant to Section 7.12(a)(iv) and (2) loans and advances to Holdings or any direct or indirect parent of Holdings made pursuant to Section 7.02(o) in lieu of Restricted Payments permitted by this clause (l), not to exceed the greater of $35,000,000 and 3.5% of Total Assets, except that, if the Consolidated EBITDA to Consolidated Cash Interest Expense Ratio for the Test Period immediately preceding the Restricted Payment that results in such excess is not less than 2.00 to 1.00, such excess Restricted Payment may be made using the Available Amount at such time;

(m) [reserved];

(n) the purchase, redemption or other acquisition from Strategic Investors of Equity Interests in any Subsidiary of the Borrower; and

(o) within 270 days after consummation of a Reverted Asset Disposition, Restricted Payments to Holdings in an aggregate amount not to exceed the portion of the Net Cash Proceeds from such Reverted Asset Disposition not required to be applied to prepay Term Loans pursuant to Section 2.05(b)(ii)(B).

SECTION 7.07. Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and the Restricted Subsidiaries on the Closing Date or any business reasonably related or ancillary thereto.

SECTION 7.08. Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than:

(a) transactions between or among Holdings, the Borrower or any of the Restricted Subsidiaries or any entity that becomes a Restricted Subsidiary as a result of such transaction,

(b) transactions on terms substantially as favorable to the Borrower or such Restricted Subsidiary as would be obtainable by the Borrower or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate,

(c) the Transaction and the payment of fees and expenses related to the Transaction,

(d) the issuance of Equity Interests to any officer, director, employee or consultant of the Borrower or any of its Subsidiaries or any direct or indirect parent of the Borrower in connection with the Transaction,

(e) the payment of management and monitoring fees to the Sponsor in an aggregate amount in any fiscal year not to exceed the amount permitted to be paid pursuant to the Sponsor Management Agreement as in effect on the Closing Date and any Sponsor Termination Fees not to exceed the amount set forth in the Sponsor Management Agreement as in effect on the date hereof and related indemnities and reasonable expenses,

(f) Investments expressly permitted to be made with Affiliates under Section 7.02,

(g) [reserved],

(h) employment and severance arrangements between the Borrower and the Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements,

(i) payments by the Borrower (and any direct or indirect parent thereof) and the Restricted Subsidiaries pursuant to the tax sharing agreements among the Borrower (and any such direct or indirect parent thereof) and the Restricted Subsidiaries on customary terms to the extent attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries,

(j) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, officers, employees and consultants of the Borrower and the Restricted Subsidiaries or any direct or indirect parent of the Borrower in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries,

(k) any agreement, instrument or arrangement as in effect as of the Closing Date and, to the extent entered into following December 31, 2010 and involving aggregate consideration in excess of $5,000,000 individually or $10,000,000 in the aggregate, set forth on Schedule 7.08, or any amendment thereto (so long as any such amendment is not disadvantageous to the Lenders when taken as a whole in any material respect as compared to the applicable agreement as in effect on the Closing Date as reasonably determined in good faith by the Borrower),

(l) Restricted Payments permitted under Section 7.06,

(m) customary payments by the Borrower and any of the Restricted Subsidiaries to the Sponsor made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures),

(n) transactions in which the Borrower or any of the Restricted Subsidiaries, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (b) of this Section 7.08,

(o) transactions with customers, clients, suppliers, contractors, joint venture partners or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Borrower and the Restricted Subsidiaries, in the reasonable determination of the Board of Directors or the senior management of the Borrower, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party,

(p) the issuance or transfer of Equity Interests (other than Disqualified Equity Interests) of Holdings to any Permitted Holder or to any former, current or future director, manager, officer, employee or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Borrower, any of its Subsidiaries or any direct or indirect parent thereof,

(q) investments by the Sponsor in securities of the Borrower or any of the Restricted Subsidiaries so long as (A) the investment is being offered generally to other investors that are not Affiliates of the Borrower on the same or more favorable terms to such investors and (B) the investment constitutes less than 5.0% of the proposed or outstanding issue amount of such class of securities,

(r) payments to or from, and transactions with, any joint venture in the ordinary course of business,

(s) any Disposition of Securitization Assets or related assets in connection with any Qualified Securitization Financing;

(t) any lease entered into between the Borrower or any Restricted Subsidiary, as lessee and any Affiliate of the Borrower, as lessor, which is approved by a majority of the disinterested members of the Board of Directors of the Borrower in good faith;

(u) intellectual property licenses in the ordinary course of business;

(v) [reserved]; and

(w) payments by the Borrower or any Restricted Subsidiary of reasonable insurance premiums to, and any borrowings or dividends received from, any Insurance Subsidiary and other transactions with the Insurance Subsidiary reasonably related to its business.

SECTION 7.09. Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary that is not a Loan Party to make Restricted Payments to any Loan Party or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Facilities and the Obligations or under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations that:

(i) (x) existed on the Closing Date and (to the extent not otherwise permitted by this Section 7.09) are listed on Schedule 7.09 hereto and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation with respect to matters subject to this Section 7.09,

(ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into in contemplation of such Person becoming a Restricted Subsidiary; provided further that this clause (ii) shall not apply to Contractual Obligations that are binding on a Person that becomes a Restricted Subsidiary pursuant to Section 6.14,

(iii) represent Indebtedness of a Restricted Subsidiary that is not a Loan Party permitted by Section 7.03,

(iv) constitute Permitted Payment Restrictions or Permitted Qualified Company Payment Restrictions or arise in connection with any Lien permitted by Section 7.01(u) or any Disposition permitted by Section 7.05 (relating solely to the assets subject to such Lien or Disposition),

(v) are customary provisions in joint venture agreements and other similar agreements (including, without limitation, purchase options, rights of first refusal and call or similar rights) applicable to joint ventures permitted under Section 7.02 or arising as a result of Syndications and applicable solely to such joint venture entered into in the ordinary course of business,

(vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by such Indebtedness (and excluding in any event any Indebtedness constituting any Junior Financing and any other Indebtedness secured by Liens permitted under Section 7.01(o) or (ee)) and the proceeds and products thereof,

(vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto,

(viii) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.03(b)(i), 7.03(e), 7.03(g), 7.03(n) or 7.03(r) to the extent that such restrictions apply only to the property or assets securing such Indebtedness or, in the case of Indebtedness incurred pursuant to Section 7.03(g) only, to the Restricted Subsidiaries acquired pursuant to the Permitted Acquisition in connection with which such Indebtedness was incurred that are incurring or guaranteeing such Indebtedness,

(ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Restricted Subsidiary,

(x) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business,

(xi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business,

(xii) are restrictions on the transfer of property or assets imposed or required by any Governmental Authority having jurisdiction over the Borrower or any Restricted Subsidiary or any of their assets;

(xiii) are provisions in any management, service or similar agreements pursuant to which the Borrower or any Qualified Restricted Subsidiary manages the assets and businesses of any Restricted Subsidiary of the Borrower and that require the payment of management fees to the Borrower or a Qualified Restricted Subsidiary prior to the payment of dividends or distributions;

(xiv) are restrictions contained in the Senior Notes Indenture and the Senior Subordinated Notes Indenture, and

(xv) are permitted under Section 7.01 in connection with cash or other deposits.

SECTION 7.10. Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, in a manner inconsistent with the uses set forth in the preliminary statements to this Agreement.

SECTION 7.11. Accounting Changes. Make any change in fiscal year except upon written notice to the Administrative Agent, in which case, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.

SECTION 7.12. Prepayments, Etc. of Indebtedness.

(a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal, interest, mandatory prepayments or Catch-Up Payments shall be permitted) the Senior Subordinated Notes or any Permitted Subordinated Notes (collectively, “Junior Financing”) or make any payment in violation of any subordination terms of any Junior Financing Documentation, except (i) the refinancing thereof with the Net Cash Proceeds of any Permitted Refinancing, to the extent not required to prepay any Term Loans pursuant to Section 2.05(b) or the prepayment thereof with Retained Declined Proceeds, (ii) the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of the Borrower or any of its direct or indirect parents, (iii) the prepayment of Indebtedness of the Borrower or any Restricted Subsidiary owed to the Borrower or a Restricted Subsidiary or the prepayment of any Permitted Subordinated Notes issued by the Borrower or any Restricted Subsidiary to the Borrower or any Restricted Subsidiary and the prepayment of any other Junior Financing with the proceeds of any other Junior Financing, (iv) so long as no Default shall have occurred and be continuing or would result therefrom, prepayments, redemptions, purchases, defeasances, loans, advances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount, together with the aggregate amount of (1) Restricted Payments made pursuant to Section 7.06(l) and (2) loans and advances to Holdings made pursuant to Section 7.02(o), not to exceed the greater of $35,000,000 and 3.5% of Total Assets, except that, if the Consolidated EBITDA to Consolidated Cash Interest Expense Ratio for the Test Period immediately preceding the prepayment, redemption, purchase, defeasance, loan, advance or other payment that results in such excess is not less than 2.00 to 1.00, such excess prepayment, redemption, purchase, defeasance, loan, advance or other payment may be made using the Available Amount at such time and (v) any prepayment, redemption, purchase, defeasance, loan, advance or other payment of any Junior Financing if the Senior Secured Leverage Ratio (after giving effect to such prepayment, redemption, purchase, defeasance, loan, advance or other payment on a Pro Forma Basis) is not greater than 3.0 to 1.0.

(b) Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Junior Financing Documentation or the Senior Subordinated Notes Indenture without the consent of the Arrangers.

SECTION 7.13. Equity Interests of Certain Restricted Subsidiaries. Permit any Domestic Subsidiary that is a wholly owned Restricted Subsidiary to become a non-wholly owned Subsidiary, except (i) to the extent such Restricted Subsidiary continues to be a Guarantor, (ii) in connection with (x) a Disposition of all or substantially all of the assets or all of the Equity Interests of such Restricted Subsidiary permitted by Section 7.05 or (y) a Syndication, or (iii) as a result of the designation of such Restricted Subsidiary as an Unrestricted Subsidiary pursuant to Section 6.14.

SECTION 7.14. Holdings. In the case of Holdings, create, incur or suffer to exist any Liens on any Equity Interests of the Borrower, other than non-consensual Liens that arise solely by operation of Law.

SECTION 7.15. Total Leverage Ratio. As of the last day of any fiscal quarter ending on or after the Restatement Effective Date on which day any Revolving Credit Exposure (other than Letters of Credit in an aggregate face amount not to exceed $5,000,000) then exists, permit the Total Leverage Ratio to be greater than the ratio set forth below opposite the last fiscal quarter of such Test period:

Fiscal Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2011	n/a	n/a	n/a	7.25 to 1.00
2012	7.25 to 1.00	7.00 to 1.00	7.00 to 1.00	6.75 to 1.00
2013	6.75 to 1.00	6.50 to 1.00	6.50 to 1.00	6.25 to 1.00
2014	6.00 to 1.00	6.00 to 1.00	5.75 to 1.00	5.50 to 1.00
2015	5.50 to 1.00	5.25 to 1.00	5.00 to 1.00	5.00 to 1.00
2016 and thereafter	4.75 to 1.00	4.75 to 1.00	4.75 to 1.00	4.75 to 1.00

ARTICLE VIII

Events of Default and Remedies

SECTION 8.01. Events of Default. Each of the events referred to in clauses (a) through (k) of this Section 8.01 shall constitute an “Event of Default”:

(a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or

(b) Specific Covenants. The Borrower or, in the case of Section 7.14, Holdings, fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03 or 6.05(a) (solely with respect to the Borrower) or Article VII; or

(c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Borrower of written notice thereof from the Administrative Agent; or

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made by any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be untrue in any material respect when made or deemed made; or

(e) Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate outstanding principal amount of not less than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness consisting of Swap Agreements, termination events or equivalent events pursuant to the terms of such Swap Agreements), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(B) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; provided further that such failure is unremedied and is not waived by the holders of such Indebtedness; or

(f) Insolvency Proceedings, Etc. Holdings, the Borrower or any Material Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(g) Judgments. There is entered against any Loan Party or any Material Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage thereof) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or

(h) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in liability of Holdings, the Borrower or their respective ERISA Affiliates under Title IV of ERISA in an aggregate amount that would reasonably be expected to result in a Material Adverse Effect, (ii) Holdings, the Borrower or their respective ERISA Affiliates fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, or (iii) with respect to a Foreign Plan a termination, withdrawal or noncompliance with applicable law or plan terms or termination, withdrawal or other event similar to an ERISA Event occurs that would reasonably be expected to result in a Material Adverse Effect; or

(i) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or

(j) Collateral Documents. (i) Any Collateral Document after delivery thereof pursuant to Section 4.01 of the Existing Credit Agreement or Section 6.11 shall for any reason (other than pursuant to the terms hereof or thereof including in connection with a Syndication or as a result of a transaction permitted under Section 7.04 or 7.05) cease to create, or any Lien purported to be created by any Collateral Document shall be asserted in writing by any Loan Party not to be, a valid and perfected lien, with the priority required by the Collateral Documents on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under, or disclosed in, the Acquisition Agreement and schedules thereto or permitted under Section 7.01, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements and except as to Collateral consisting of real property to the extent such losses are covered by a lender’s title insurance policy and such insurer has not denied or failed to acknowledge coverage, or (ii) any of the Equity Interests of the Borrower ceasing to be pledged pursuant to the Security Agreement free of Liens other than Liens created by the Security Agreement or any nonconsensual Liens arising solely by operation of Law except, in the case of clauses (i) and (ii) above, as a result of ROFR Rights; or

(k) Junior Financing Documentation. (i) Any of the Obligations of the Loan Parties under the Loan Documents for any reason shall cease to be “Senior Indebtedness” (or any comparable term) or “Senior Secured Financing” (or any comparable term) under and as defined in any Junior Financing Documentation governing Junior Financing or the documentation governing any Indebtedness secured by Liens on the Collateral permitted pursuant to Section 7.01(ee) with an aggregate principal amount of not less than the Threshold Amount or (ii) the subordination or lien subordination provisions set forth in any Junior Financing Documentation governing Junior Financing or the documentation governing any Indebtedness secured by Liens on the Collateral permitted pursuant to Section 7.01(ee) with an aggregate principal amount of not less than the Threshold Amount shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against the holders of any such Junior Financing or other Indebtedness, if applicable; or

(l) Change of Control. There occurs any Change of Control.

SECTION 8.02. Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of the Required Lenders, take any or all of the following actions:

(a) declare the Commitments of each Lender and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law;

provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the Commitments of each Lender and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

SECTION 8.03. Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees (other than commitment fees and Letter of Credit fees), indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting (i) accrued and unpaid interest on the Loans and L/C Borrowings, (ii) commitment fees and (iii) Letter of Credit fees, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, the Swap Termination Value under Secured Hedge Agreements and Cash Management Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

Sixth, to the payment of all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, to the Borrower.

ARTICLE IX Administrative Agent and

Other Agents

SECTION 9.01. Appointment and Authorization of Agents.

(a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The provisions of this Article IX (other than Section 9.09) are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have rights of a third party beneficiary of any such provision. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such L/C Issuer shall have all of the benefits and immunities (i) provided to the Agents in this Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article IX and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.

(c) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, Swing Line Lender (if applicable), L/C Issuer (if applicable) and a potential Hedge Bank and/or Cash Management Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or on trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Agents to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders.

SECTION 9.02. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact including for the purpose of any Borrowing, such sub-agents as shall be deemed necessary by the Administrative Agent and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final judgment of a court of competent jurisdiction).

SECTION 9.03. Liability of Agents. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party, any Guarantor or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

SECTION 9.04. Reliance by Agents.

(a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders; provided, that the Administrative Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law.

(b) For purposes of determining compliance with the conditions specified in Section 4.01 of the Existing Credit Agreement, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Restatement Effective Date specifying its objection thereto.

SECTION 9.05. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article VIII; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.

SECTION 9.06. Credit Decision; Disclosure of Information by Agents. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

SECTION 9.07. Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent- Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent- Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07; provided further that to the extent an L/C Issuer or the Swing Line Lender is entitled to indemnification under this Section 9.07 solely in connection with its role as an L/C Issuer or the Swing Line Lender, only the Revolving Credit Lenders shall be required to indemnify the L/C Issuer or Swing Line Lender in accordance with this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower, provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.

SECTION 9.08. Agents in their Individual Capacities. Each Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties, the Guarantors and their respective Affiliates as though such Agent were not an Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, any Agent or its Affiliates may receive information regarding any Loan Party, any Guarantor or any of their Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party, such Guarantor or such Affiliate) and acknowledge that no Agent shall be under any obligation to provide such information to them. With respect to its Loans, each Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not an Agent or an L/C Issuer, and the terms “Lender” and “Lenders” include each Agent in its individual capacity.

SECTION 9.09. Successor Agents. The Administrative Agent may resign as the Administrative Agent upon thirty (30) days’ notice to the Lenders and the Borrower. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent,” shall mean such successor administrative agent and/or supplemental administrative agent, as the case may be, and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent by the date which is thirty (30) days following the retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (b) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, the Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents (if not already discharged therefrom as provided above in this Section 9.09). After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

Any resignation by JPMorgan Chase Bank, N.A. as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit issued by JPMorgan Chase Bank, N.A., if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer effectively to assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

SECTION 9.10. Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(g) and (h), 2.09 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

SECTION 9.11. Collateral and Guaranty Matters. The Lenders irrevocably agree:

(a) that any Lien on any property granted to or held by the Administrative Agent under any Loan Document shall be automatically released (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable), the expiration or termination of all Letters of Credit and any other obligation (including a guarantee that is contingent in nature), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than Holdings, the Borrower or any of its Domestic Subsidiaries that are Restricted Subsidiaries, (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, or (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (c) below;

(b) to release or subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i);

(c) that any Guarantor shall be automatically released from its obligations under the Guaranty if (i) in the case of any Subsidiary, such Person ceases to be a wholly owned Domestic Material Subsidiary as a result of a Syndication or any other transaction or designation permitted hereunder (as certified in writing by a Responsible Officer of the Borrower) or (ii) in the case of Holdings, as a result of a transaction permitted hereunder; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of the Senior Notes or any Junior Financing; and

(d) if any Guarantor shall be released from its obligations under the Guaranty, any Liens granted by such Subsidiary or Liens on the Equity Interests of such Subsidiary shall be automatically released.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.11. In each case as specified in this Section 9.11, the Administrative Agent will promptly (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11.

SECTION 9.12. Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent”, “co-bookrunner” or “co-lead arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

SECTION 9.13. Appointment of Supplemental Administrative Agents.

(a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).

(b) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article IX and of Sections 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.

(c) Should any instrument in writing from any Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower or Holdings, as applicable, shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.

ARTICLE X

Miscellaneous

SECTION 10.01. Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, waiver or consent shall:

(a) extend or increase the Commitment of any Lender without the written consent of each Lender directly affected thereby (it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender);

(b) postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.07 or 2.08 without the written consent of each Lender directly affected thereby, it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Term Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest;

(c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby, it being understood that any change to the definition of Senior Secured Leverage Ratio (or in the component definitions thereof) that does not result in a reduction to the Applicable Rate shall not constitute a reduction in the rate of interest; provided that, only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;

(d) change any provision of this Section 10.01, the definition of “Required Lenders” or “Pro Rata Share” or Section 2.05(b)(v)(Y), 2.06(c), 2.13 or 8.03 without the written consent of each Lender affected thereby;

(e) other than in a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(f) other than in a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the aggregate value of the Guarantees, without the written consent of each Lender; or

(g) waive any condition set forth in Section 4.02 as to any Credit Extension under the Revolving Credit Facility without the written consent of the Required Facility Lenders for the Revolving Credit Facility.

and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, affect the rights or duties of a L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; (iv) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; and (v) the consent of the Required Facility Lenders shall be required with respect to any amendment that by its terms adversely affects the rights of Lenders under such Facility in respect of payments hereunder in a manner different than such amendment affects the other Facility. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders).

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Credit Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Term Loans (“Refinanced Term Loans”) with replacement term loans (“Replacement Term Loans”) hereunder; provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans, (b) the Applicable Rate with respect to such Replacement Term Loans (or similar interest rate spread applicable to such Replacement Term Loans) shall not be higher than the Applicable Rate for such Refinanced Term Loans (or similar interest rate spread applicable to such Refinanced Term Loans) immediately prior to such refinancing, (c) the Weighted Average Life to Maturity of such Replacement Term Loans shall not be shorter than the Weighted Average Life to Maturity of such Refinanced Term Loans at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the Term Loans) and (d) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans in effect immediately prior to such refinancing.

Notwithstanding anything to the contrary contained in Section 10.01, guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities or defects or (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents.

SECTION 10.02. Notices and Other Communications; Facsimile Copies.

(a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by facsimile or other electronic transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrower, the Administrative Agent, an L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the L/C Issuers and the Swing Line Lender.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 10.02(c)), when delivered; provided that notices and other communications to the Administrative Agent, the L/C Issuers and the Swing Line Lender pursuant to Article II shall not be effective until actually received by such Person. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.

(b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile or other electronic communication. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Agents and the Lenders.

(c) Reliance by Agents and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) reasonably believed by them to have been given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in the absence of gross negligence or willful misconduct. All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

SECTION 10.03. No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 10.04. Attorney Costs and Expenses. The Borrower agrees (a) if the Restatement Effective Date occurs, to pay or reimburse the Administrative Agent, the Syndication Agent, each Documentation Agent and the Arrangers for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of Cravath Swaine & Moore LLP and (b) to pay or reimburse the Administrative Agent, the Arrangers, the Syndication Agent, the Documentation Agents and the Lenders for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of counsel to the Administrative Agent, the Arrangers, the Syndication Agent, the Documentation Agents and the Lenders). The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid promptly following receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion.

SECTION 10.05. Indemnification by the Borrower. The Borrower shall indemnify and hold harmless the Agents, each Lender, the Arrangers and their respective Affiliates, partners, directors, officers, employees or agents (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or alleged presence or Release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to the Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are found by a final non-appealable judgment of a court of competent jurisdiction to have resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any Affiliate, partner, director, officer, employee, agent, trustee or advisor of such Indemnitee or (y) a material breach of any obligations under any Loan Document by such Indemnitee or of any affiliate, director, officer, employee or agent of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 10.05 shall be paid within 20 Business Days following receipt by the Borrower of written demand therefor. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

SECTION 10.06. Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

SECTION 10.07. Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Holdings nor the Borrower may, except as permitted by Section 7.04, assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee, (ii) by way of participation in accordance with the provisions of Section 10.07(e), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Sections 10.07(g) and 10.07(i) or (iv) to an SPC in accordance with the provisions of Section 10.07(h) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed, it being understood that the Borrower shall have the right to withhold its consent if the Borrower would be required to obtain the consent of, or make a filing or registration with, a Governmental Agency) of:

(A) the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) has occurred and is continuing, any Assignee;

(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund;

(C) each Principal L/C Issuer at the time of such assignment, provided that no consent of the Principal L/C Issuers shall be required for any assignment of a Term Loan or any assignment to an Agent or any Affiliate of an Agent; and

(D) in the case of any assignment of any of the Revolving Credit Facilities, the Swing Line Lender.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (in the case of the Revolving Credit Facilities) or $1,000,000 (in the case of a Term Loan)

(provided, that simultaneous assignments to or by two or more Approved Funds shall be aggregated for purposes of complying with such minimum assignment amount), unless each of the Borrower and the Administrative Agent otherwise consents, provided that (1) no such consent of the Borrower shall be required if an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any;

(B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that only one such fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds;

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate- level information (which may contain material non-public information about the Borrower, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws;

(D) the consent of the Borrower shall be required for assignments of Revolving Credit Commitments of either Class and Revolving Credit Loans of either Class to a Lender that is not a Class A Revolving Credit Lender or a Class B Revolving Credit Lender; provided that no such consent of the Borrower shall be required if an insolvency Event of Default or a payment Event of Default has occurred and is continuing; and

(E) the Assignee shall comply with Section 3.01(b) and (c) or Section 3.01(d), as applicable.

This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.

(c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e).

(d) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.03, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(e) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that directly affects such Participant. Subject to Section 10.07(f), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01 (subject to the requirements of Section 3.01(b) and (c) or Section 3.01(d), as applicable), 3.04 and 3.05 (through the applicable Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(c). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender.

(f) A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.

(g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 3.01, 3.04 or 3.05), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

(i) Notwithstanding anything to the contrary contained herein, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

(j) Notwithstanding anything to the contrary contained herein, any L/C Issuer or the Swing Line Lender may, upon thirty (30) days’ notice to the Borrower and the Lenders, resign as an L/C Issuer or the Swing Line Lender, respectively; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant L/C Issuer or the Swing Line Lender shall have identified, in consultation with the Borrower, a successor L/C Issuer or Swing Line Lender willing to accept its appointment as successor L/C Issuer or Swing Line Lender, as applicable. In the event of any such resignation of an L/C Issuer or the Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders willing to accept such appointment a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Borrower to appoint any such successor shall affect the resignation of the relevant L/C Issuer or the Swing Line Lender, as the case may be. If an L/C Issuer resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If the Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).

SECTION 10.08. Confidentiality. (a) Each of the Agents, the Arrangers and the Lenders agrees to maintain the confidentiality of the Information and to not disclose such information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ directors, officers, employees, trustees, investment advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions substantially the same as those of this Section 10.08 (or at least as restrictive as the terms in this 10.08 or as may otherwise be reasonably acceptable to the Borrower), to any pledgee referred to in Section 10.07(g), counterparty to a Swap Contract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement; (f) with the written consent of the Borrower; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08; (h) to any Governmental Authority or examiner (including the National Association of Insurance Commissioners or any other similar organization) regulating any Lender; (i) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender); or (j) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder. In addition, the Agents, the Arrangers and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents, the Arrangers and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section 10.08, “Information” means all information received from any Loan Party or its Affiliates or its Affiliates’ directors, officers, employees, trustees, investment advisors or agents, relating to Holdings, the Borrower or any of their Subsidiaries or their respective businesses, other than any such information that is publicly available to any Agent, Arranger or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08; provided that, in the case of information received from a Loan Party after the Closing Date, such information is clearly identified at the time of delivery as confidential or (ii) is delivered pursuant to Section 6.01, 6.02 or 6.03 hereof.

(b) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 10.08(a) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING HOLDINGS, THE BORROWER, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

(c) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT, WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON- PUBLIC INFORMATION ABOUT HOLDINGS, THE BORROWER, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NONPUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

SECTION 10.09. Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and its

Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, no Lender or its Affiliates and no L/C Issuer or its Affiliates shall have a right to set off and apply any deposits held or other Indebtedness owing by such Lender or its Affiliates or such L/C Issuer or its Affiliates, as the case may be, to or for the credit or the account of any Subsidiary of a Loan Party which is not a “United States person” within the meaning of Section 7701(a)(30) of the Code unless such Subsidiary is not a direct or indirect subsidiary of the Borrower. Each Lender and L/C Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender and each L/C Issuer under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender and such L/C Issuer may have.

SECTION 10.10. Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the amount collectible at the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the amount collectible at the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the amount collectible at the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

SECTION 10.11. Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or by electronic transmission of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or by electronic transmission.

SECTION 10.12. Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control.

SECTION 10.13. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

SECTION 10.14. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.15. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

(b) Each of the parties hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of such courts and agrees that all claims in respect of any action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.02. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 10.16. WAIVER OF RIGHT TO TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 10.17. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and Holdings and the Administrative Agent shall have been notified by each Lender, Swing Line Lender and L/C Issuer that each such Lender, Swing Line Lender and L/C Issuer has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, Holdings, each Agent and each Lender and their respective successors and assigns.

SECTION 10.18. [RESERVED]

SECTION 10.19. Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents or the Secured Hedge Agreements (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent. The provision of this Section 10.19 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

SECTION 10.20. USA PATRIOT Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower and each other Loan Party, which information includes the name and address of the Borrower and each other Loan Party and other information that will allow such Lender to identify the Borrower and each other Loan Party in accordance with the USA PATRIOT Act.

SECTION 10.21. No Fiduciary Relationship. Each of Holdings and the Borrower, on behalf of itself and its subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, Holdings, the Borrower, the other Subsidiaries and their Affiliates, on the one hand, and the Administrative Agent, the Lenders and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SURGICAL CARE AFFILIATES, LLC

By:
Name:
Title:

ASC ACQUISITION LLC

By:
Name:
Title:

Signature Page to

Surgical Care Affiliates, LLC Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and as a Lender,

By:
Name:
Title:

Signature Page to

Surgical Care Affiliates, LLC Credit Agreement

By:	,
as a Lender,

By:
Name:
Title:

Signature Page to

Surgical Care Affiliates, LLC Credit Agreement

SCHEDULE I Intermediate

Holding Companies

	Name of Guarantor	Jurisdiction of Organization

1.	Surgical Holdings, Inc.	Delaware

2.	SC Affiliates, LLC	Delaware

3.	ASC Network, LLC	Delaware

4.	eCode Solutions, LLC	Delaware

5.	Surgery Centers-West Holdings, LLC	Delaware

6.	Surgical Center of Tuscaloosa Holdings, Inc.	Alabama

7.	National Surgery Centers, LLC	Delaware

8.	Surgery Center Holding, LLC	Delaware

9.	Surgical Health	Delaware

10.	SCA Surgery Holdings, LLC	Delaware

SCHEDULE 1.01A

Certain Security Interests and Guarantees

Security Agreement

Guaranty

SCHEDULE 1.01B

Unrestricted Subsidiaries

None

SCHEDULE 1.01C Certain

Excluded Subsidiaries

None

SCHEDULE 2.01

Commitments

	Allocations
Lender	Class A Revolving Commitments	Class B Revolving Commitment	Class A Term Loans	Class B Term Loans	Total Commitment
INVESCO ADVISERS INC.		$12,250,000.00		$34,640,933.83	$46,890,933.83
JPMorgan Chase Bank, N.A.		$25,000,000.00		$7,903,376.42	$32,903,376.42
ANGELO GORDON & CO LP				$30,578,683.92	$30,578,683.92
Natixis		$20,000,000.00		$4,788,316.54	$24,788,316.54
GSO CAPITAL PARTNERS LP			$5,305,841.67	$15,548,389.62	$20,854,231.29
Alcentra				$20,768,551.94	$20,768,551.94
ROYAL BANK OF SCOTLAND PLC		$20,000,000.00			$20,000,000.00
Ares Management LP	$1,500,000.00			$16,398,461.87	$17,898,461.87
Barclays Bank PLC		$17,500,000.00			$17,500,000.00
Goldman Sachs & Co		$17,500,000.00			$17,500,000.00
Babson Capital Management LLC			$14,346,485.20	$2,584,890.55	$16,931,375.75
Apidos Capital			$3,461,663.10	$13,279,928.63	$16,741,591.73
GE ASSET MANAGEMENT INC		$15,000,000.00			$15,000,000.00
CAPITALSOURCE FINANCE LLC	$15,000,000.00				$15,000,000.00
AOZORA BANK LTD	$3,000,000.00		$11,550,000.00		$14,550,000.00
CARLYLE INVESTMENT MANAGEMENT LLC			$12,672,143.40		$12,672,143.40
Lyon Capital Management				$12,451,765.88	$12,451,765.88
ORE HILL PARTNERS LLC			$6,008,388.20	$5,974,736.80	$11,983,125.00
ING Pilgrim				$10,945,740.52	$10,945,740.52
DIMAIO AHMAD CAPITAL LLC			$1,959,287.52	$8,961,291.36	$10,920,578.88
COLUMBIA MANAGEMENT INVESTMENT ADVISORS LLC	$2,000,000.00		$8,806,875.00		$10,806,875.00
DEERFIELD CAPITAL MANAGEMENT LLC			$8,718,311.10	$1,941,995.57	$10,660,306.67
MJX Asset Management, LLC			$1,443,750.00	$6,294,174.12	$7,737,924.12
CIT GROUP INCORPORATED			$6,737,500.05		$6,737,500.05
BLACKROCK FINANCIAL MANAGEMENT			$5,848,399.62		$5,848,399.62
Delaware Investment Management			$1,981,819.36	$3,234,783.68	$5,216,603.04

OAKTREE CAPITAL MANAGEMENT LP		$5,000,000.00			$5,000,000.00
Lord Abbett & Co				$4,987,046.63	$4,987,046.63
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS			$680,555.52	$4,256,116.85	$4,936,672.37
FIRSTLIGHT FINANCIAL CORPORATION			$4,827,010.03		$4,827,010.03
Gulfstream Asset Management			$4,331,250.00		$4,331,250.00
ORCHARD FIRST OFSI FUND III, LTD.			$3,918,575.04		$3,918,575.04
TALL TREE INVESTMENT MANAGEMENT LLC				$3,850,000.00	$3,850,000.00
PPM America Incorporated				$3,278,152.03	$3,278,152.03
PRUDENTIAL INVESTMENT MANAGEMENT INC			$2,921,787.52		$2,921,787.52
Mcdonnell Investment Management, LLC			$1,443,750.00	$1,443,750.00	$2,887,500.00
BRIGADE CAPITAL MANAGEMENT LLC				$2,887,500.00	$2,887,500.00
BLUE MOUNTAIN CAPITAL MANAGEMENT LLC			$2,887,500.00		$2,887,500.00
Princeton Advisory Group, Inc				$2,589,932.55	$2,589,932.55
CRATOS CAPITAL PARTNERS LLC			$1,984,536.08		$1,984,536.08
MACKAY SHIELDS LLC			$1,925,000.00		$1,925,000.00
SHENKMAN CAPITAL MANAGEMENT INC			$1,925,000.00		$1,925,000.00
WELLS CAPITAL MANAGEMENT INC			$962,500.00	$925,879.97	$1,888,379.97
BANK OF AMERICA N A			$1,283,333.39		$1,283,333.39
BANK OF NEW YORK MELLON CORPORATION			$962,500.00		$962,500.00
NEW YORK LIFE INVESTMENT MANAGEMENT			$962,500.00		$962,500.00
MUZINICH & CO INC			$902,963.92		$902,963.92
PUTNAM INVESTMENT MANAGEMENT LLC			$413,875.00		$413,875.00

TOTAL	$21,500,000.00	$132,250,000.00	$121,173,100.72	$220,514,399.28	$495,437,500.00

SCHEDULE 2.14

Tranche A Incremental Commitment

Lender	Allocation	Total
JPMorgan Chase Bank, N.A.	$100,000,000	$100,000,000
Total	$100,000,000	$100,000,000

SCHEDULE 5.12

Subsidiaries

Subsidiary	Jurisdiction of Formation	Direct Parent(s)
2121 Surgery Center, Limited Partnership	CA	SCA Surgery Center of Santa Monica, LLC (DE): 20%; National Surgery Centers — Santa Monica, LLC (DE): 44.6326%

Alaska Surgery Center, Inc.	AK	SC Affiliates, LLC (DE): 100%

Alaska Surgery Center, Limited Partnership	AK	Alaska Surgery Center, Inc.: 37%

Antelope Valley Surgery Center, L.P.	CA	NSC Lancaster, LLC (DE): 95.3635%

Arcadia Outpatient Surgery Center, L.P.	CA	SurgiCenters of Southern California, Inc. (CA): 56.4769%

ASC Network, LLC	DE	Surgical Care Affiliates, LLC (DE): 100%

Aurora Surgery Center Limited Partnership	CO	Aurora-SC, Inc. (CO): 99% SC Affiliates, LLC (DE): 1%

Aurora-SC, Inc.	CO	SC Affiliates, LLC (DE): 100%

Austin Center for Outpatient Surgery, L.P.	GA	SCH Austin, Inc. (GA): 46%

B.R.A.S.S. Partnership in Commendam	LA	Surgery Center Holding, LLC (DE): 64%

Bakersfield Physicians Plaza Surgical Center, L.P.	TN	Bakersfield-SC, LLC (DE): 96%

Bakersfield-SC, LLC	DE	SC Affiliates, LLC (DE): 100%

Belleville Surgical Center, Ltd., an Illinois Limited Partnership	IL	Surgicare of Belleville, LLC (DE): 98.3382%

Birmingham Outpatient Surgical Center, LLC	DE	Surgery Center Holding, LLC (DE): 100%

Birmingham Outpatient Surgery Center, Ltd.	AL	Birmingham Outpatient Surgical Center, LLC (DE): 36.0886%

Blackstone Valley Surgicare Acquisition, L.P.	RI	Blackstone Valley Surgicare GP, LLC (RI): 92% Surgery Center Holding, LLC (DE): 1%

Blackstone Valley Surgicare GP, LLC	RI.	Surgery Center Holding, LLC (DE): 100%

Boca Raton Outpatient Surgery & Laser Center, Ltd.	FL	Surgery Center of Boca Raton, Inc. (FL): 30%

Camp Hill Ambulatory Centers	PA	Camp Hill-SCA Centers, LLC (DE): 50%

Camp Hill-SCA Centers, LLC	DE	SC Affiliates, LLC (DE): 100%

Channel Islands Surgicenter, L.P.	CA	NSC Channel Islands, Inc. (CA): 52.88%

Charleston Surgery Center, Limited Partnership	SC	SCA-Charleston, LLC (DE): 51.108%

Subsidiary	Jurisdiction of Formation	Direct Parent(s)
Charlotte Surgery Center, Limited Partnership	NC	Charlotte-SC, LLC (DE): 40.6354%

Charlotte Surgery Properties, Ltd.	NC	SC Affiliates, LLC (DE): 4% SCA-Mecklenburg Development Corp. (NC): 14%

Charlotte-SC, LLC	DE	SC Affiliates, LLC (DE): 100%

Citrus Regional Surgery Center, L.P.	TN	SCA-Citrus, Inc. (TN): 56%

Colorado Springs Surgery Center, Ltd.	CO	SCA-Colorado Springs, LLC (DE): 95%

eCode Solutions, LLC	DE	Surgical Care Affiliates, LLC (DE): 100%

Connecticut Surgery Center, Limited Partnership	CT	Connecticut Surgical Center, LLC (DE): 65%

Connecticut Surgery Properties, LLC	DE	Connecticut Surgical Center, LLC (DE): 100%

Connecticut Surgical Center, LLC	DE	Surgical Care Affiliates, LLC (DE): 100%

Danbury Surgical Center, L.P.	GA	SCA Danbury Surgical Center, LLC (DE): 49%

E Street Endoscopy, LLC	FL	West Coast Endoscopy Holdings, LLC (DE): 51%

Elizabethtown Surgical Properties, LLC	DE	SC Affiliates, LLC (DE): 100%

Emerald Coast Surgery Center, L.P.	TN	SCA-Fort Walton, Inc. (TN): 34.5%

Endoscopy Center Affiliates, Inc.***	DE	National Surgery Centers, LLC (DE): 100%

Fayetteville Ambulatory Surgery Center, L.P.	NC	NSC Fayetteville, LLC (DE): 46.2438%

Florence Surgery Center, L.P.	TN	SCA-Florence, LLC (DE): 50%

Fort Worth-SC, Inc.	TX	SC Affiliates, LLC (DE): 100%

Fort Worth Endoscopy Center	TX	Endoscopy Center Affiliates, Inc. (DE): 51%

Gadsden Surgery Center, Ltd.	AL	Gadsden Surgery Center, LLC (DE): 57.5%

Gadsden Surgery Center, LLC	DE	SC Affiliates, LLC (DE): 100%

Gainesville Surgery Center, L.P.	TN	SCA-Northeast Georgia Health, LLC (TN): 80%

Glenwood Surgical Center, L.P.	CA	Glenwood-SC, Inc. (TN): 50%

Glenwood-SC, Inc.	TN	SC Affiliates, LLC (DE): 100%

Golden Surgery Center, L.P.	CO	Golden-SCA, Inc. (CO): 99% Aurora-SC, Inc. (CO): 1%

Golden Triangle Surgicenter, L.P.	CA	Surgery Centers-West Holdings, LLC (DE): 73%

Golden-SCA, Inc.	CO	SC Affiliates, LLC (DE): 100%

Grandview Surgery Center, Ltd.	PA	Camp Hill Ambulatory Centers (PA): 40.6087%

Greenville Surgery Center, Inc.	TX	SC Affiliates, LLC (DE): 100%

Greenville Surgery Center, Ltd.	TX	Greenville Surgery Center, Inc. (TX): 86.3018%

Grossmont Surgery Center, L.P.	CA	SunSurgery LLC (DE): 1%;
Medical Surgical Centers of America, Inc. (DE): 19%

Subsidiary	Jurisdiction of Formation	Direct Parent(s)
Gwinnett Center for Outpatient Surgery, L.P.	GA	SHC Gwinnett, LLC (DE): 87%

Hartford Surgery Center, LLC	DE	SunSurgery, LLC (DE): 40%

Hawthorn Place Outpatient Surgery Center, L.P.	GA	SHC Hawthorn, Inc. (GA): 38%

Springfield Surgery Center, L.P.	TN	Springfield Surgical Center, LLC (TN): 50%; Springfield Surgery Center, Inc. (DE): 36%

Surgical Caregivers of Fort Worth, L.P.	TX	Fort Worth-SC, Inc. (TX): 36%

Kerlan-Jobe Surgery Center LLC	CA	Surgery Centers-West Holdings, LLC (DE): 51%

Refractive Precision Laser Center, L.P.	TN	Surgical Care Affiliates, LLC (DE): 82%

Pasteur Plaza Surgery Center GP, Inc.***	DE	ASC Network LLC (DE): 100%

Surgery Center of Cullman, Inc.***	DE	SC Affiliates, LLC (DE): 100%

Surgery Center of Ellicott City, Inc.	DE	SC Affiliates, LLC (DE): 100%

SCA Salt Lake Surgical Center, Inc.***	DE	Surgery Centers-West Holdings, LLC (DE): 100%

Salt Lake Surgical Center, L.P.	GA	SCA Salt Lake Surgical Center, Inc. (DE): 91.25%

Springfield Surgical Center, LLC	TN	Springfield Surgery Center, Inc. (DE): 62.75%

Pasteur Plaza Surgery Center, L.P.	GA	Pasteur Plaza Surgery Center GP, Inc. (DE): 66.5645%

Northern Rockies Surgery Center, L.P.	TN	Northern Rockies Surgicenter, Inc. (MT): 72.25%

Surgical Center at Premier, LLC	TN	Surgery Center of Colorado Springs, LLC (DE): 51%

The Surgery Center of Easton, LP	TN	Surgery Center of Easton, LLC (DE): 67%

Aloha Surgical Center, L.P.	TN	Surgery Center of Maui, LLC (DE): 98%; SC Affiliates, LLC (DE): 1%

Three Rivers Surgical Care, L.P.	TN	Surgery Center of Muskogee, LLC (DE): 6.5376%; Muskogee Surgical Investors LLC (OK): 66.5%

The Eye Surgery Center of the Carolinas, L.P.	GA	Surgery Center of Southern Pines, LLC (DE): 50%

Springfield Surgery Center, Inc.***	DE	SC Affiliates, LLC (DE): 100%

The Surgical Center at Tenaya, L.P.	TN	Surgery Center of Summerlin, LLC (DE): 99%; Endoscopy Center Affiliates, Inc. (DE): 1%

Surgical Center of Greensboro, LLC	NC	NSC Greensboro, LLC (DE): 50.001%

Surgical Center of Tuscaloosa Holdings, Inc.	AL	Surgical Care Affiliates, LLC (DE): 100%

Tuscaloosa Surgical Center, L.P.	AL	Surgical Center of Tuscaloosa Holdings, Inc. (AL): 30%

Subsidiary	Jurisdiction of Formation	Direct Parent(s)
Surgery Center of Boca Raton, Inc.	FL	Surgical Health, LLC (DE): 100%

SCA of Clarksville, Inc.	TN	Surgical Health, LLC (DE): 100%

Specialized Surgery of Houston, Inc.	TN	Surgical Health, LLC (DE): 100%

Surgery Center of Vero Beach, Inc.	TN	Surgical Health, LLC (DE): 100%

SCA Surgery Center of Santa Monica, LLC	DE	National Surgery Centers — Santa Monica, LLC (DE): 100%

Surgery Center of Clarksville, L.P.	TN	SCA of Clarksville, Inc. (TN): 75.6%

SCA Houston Hospital for Specialized Surgery, L.P.	TX	Specialized Surgery of Houston, Inc. (TN): 50%

Huntsville Surgery Center, Ltd.	AL	Surgicare of Huntsville, LLC (AL): 97.94%

Indian River Surgery Center, Ltd.	FL	Surgery Center of Vero Beach, Inc. (TN): 78%

Indian River Surgery Properties, LLC	FL	Surgery Center of Vero Beach, Inc. (TN): 100%

Inland Surgery Center, L.P.	CA	SC Affiliates, LLC (DE): 11.245% Redlands Ambulatory Surgery Center (CA): 58.2218%

Joliet Surgery Center Limited Partnership	IL	Surgicare of Joliet, Inc. (IL): 57.4187%

Laguna Hills Ambulatory Surgery, L.P.	TX	SVOP Holdings, LLC (CA): 30%; Saddleback Outpatient Surgery Center, LLC (DE): 70%

Lakeside Surgery Center, LP	CA	Lakeside Surgery Holdings, Inc. (CA): 70.4538%

Lakeside Surgery Holdings, Inc.	CA	SCA Surgery Holdings, LLC (DE): 100%

Louisville-SC Properties, Inc.	KY	SC Affiliates, LLC (DE): 100%

Loyola Ambulatory Surgery Center at Oakbrook, Inc.	IL	ASC Network, LLC (DE): 100%

Loyola Ambulatory Surgery Center at Oakbrook, L.P.	IL	Loyola Ambulatory Surgery Center at Oakbrook, Inc. (IL): 51%

Marin Health Ventures, LLC	CA	Marin Specialty Surgery Center, LLC (CA): 100%

Marin Specialty Surgery Center, LLC	CA	Marin Surgery Holdings, Inc. (DE): 51%

Marin Surgery Holdings, Inc.	DE	SCA Surgery Holdings, LLC (DE): 100%

Marion Holdings, LLC	DE	Surgery Center Holding, LLC (DE): 100%

Marion Surgery Center, Ltd., an Illinois Limited Partnership	IL	Marion Holdings, LLC (DE): 60.5%

Maryland Ambulatory Centers	MD	Maryland-SCA Centers, LLC (MD): 50%; Surgery Center of Ellicott City, Inc. (DE): 50%

Maryland-SCA Centers, LLC	DE	SC Affiliates, LLC (DE): 100%

Subsidiary	Jurisdiction of Formation	Direct Parent(s)
McKenzie Surgery Center, L.P.	TN	SCA-Eugene, Inc. (TN): 92%

Medical Partners Surgery Center, L.L.C.	FL	NSC Jacksonville, Inc. (FL): 53.5%

Medical Surgical Centers of America, Inc.	DE	ASC Network LLC (DE): 100%

Melbourne Surgery Center, LP	GA	SHC Melbourne, Inc. (GA): 70%

Memphis Surgery Center, LTD., L.P.	TN	Memphis-SC, LLC (TN): 56.1667% ; SCA-Shelby Development Corp. (TN): 6.5165%

Memphis Surgery Properties, LTD., L.P.	TN	Memphis-SP, LLC (TN): 34.6667%; SC Affiliates, LLC (DE): 2.9696%

Memphis-SC, LLC	TN	SCA-Shelby Development Corp. (TN): 51%

Memphis-SP, LLC	TN	Shelby Surgery Properties, Inc. (TN): 51%

Mississippi Surgery Holdings, LLC	DE	SCA Surgery Holdings, LLC (DE): 100%

Mississippi Surgical Center Limited Partnership	MS	Mississippi Surgery Holdings, LLC (DE): 51%

Mobile-SC, Ltd.	AL	SCA-Mobile, LLC (DE): 33%

Montgomery Surgery Center Limited Partnership	MD	Maryland Ambulatory Centers (MD): 70%

Mt. Pleasant Surgery Center, L.P.	TN	SCA-Mt. Pleasant, LLC (DE): 93.41%

Muskogee Surgical Investors ,LLC	OK	Surgery Center of Muskogee, LLC (DE): 51%

Nashville-SCA Surgery Centers, Inc.	TN	SC Affiliates, LLC (DE): 100%

National Surgery Centers — Bakersfield, Inc.	CA	National Surgery Centers, LLC (DE): 100%

National Surgery Centers — Santa Monica, LLC	DE	National Surgery Centers, LLC (DE): 100%

National Surgery Centers, LLC	DE	Surgical Care Affiliates, LLC (DE): 100%

New Mexico Surgery Properties Limited Partnership	NM	SCA-Albuquerque Surgery Properties, Inc. (NM): 5.5% SC Affiliates, LLC (DE): 27%

Newport Beach Endoscopy Center	CA	Endoscopy Center Affiliates, Inc. (DE): 47.5%

Northern Rockies Surgicenter, Inc.	MT	National Surgery Centers, LLC (DE): 100%

Northwest Surgicare, LLC	DE	Surgery Center Holding, LLC (DE): 100%

Northwest Surgicare, Ltd., an Illinois Limited Partnership	IL	Northwest Surgicare, LLC (DE): 60.1%

NSC Channel Islands, Inc.	CA	National Surgery Centers, LLC (DE): 100%

NSC Elizabethtown, LLC	DE	National Surgery Centers, LLC (DE): 100%

NSC Fayetteville, LLC	DE	National Surgery Centers, LLC (DE): 100%

NSC Greensboro, LLC	DE	National Surgery Centers, LLC (DE): 100%

NSC Jacksonville, Inc.	FL	National Surgery Centers, LLC (DE): 100%

NSC Lancaster, LLC	DE	National Surgery Centers, LLC (DE): 100%

Subsidiary	Jurisdiction of Formation	Direct Parent(s)
NSC Norman, Inc.	OK	National Surgery Centers, LLC (DE): 100%

NSC Sarasota, Inc.	DE	National Surgery Centers, LLC (DE): 100%

NSC Seattle, Inc.	WA	National Surgery Centers, LLC (DE): 100%

NSC Upland, LLC	DE	National Surgery Centers, LLC (DE): 100%

Orlando Center for Outpatient Surgery, L.P.	GA	Surgical Health of Orlando, Inc. (FL): 55.25%

Paoli Ambulatory Surgery Center	PA	SCA-Paoli, LLC (DE): 51%

Paoli Surgery Center, L.P.	TN	SCA-Paoli, LLC (DE): 9% Paoli Ambulatory Surgery Center (PA): 62%

Perimeter Center for Outpatient Surgery L.P.	GA	SHC Atlanta, LLC (DE): 61%

Pomerado Outpatient Surgical Center, Inc.	CA	ASC Network, LLC (DE): 100%

Pomerado Outpatient Surgical Center, L.P.	CA	Pomerado Outpatient Surgical Center, Inc. (CA): 79%

Premier Surgery Properties, LLC	DE	SC Affiliates, LLC (DE): 100%

Pueblo-SCA Surgery Center, LLC	DE	SC Affiliates, LLC (DE): 100%

Redlands Ambulatory Surgery Center	CA	Redlands-SCA Surgery Centers, Inc (CA): 54%

Redlands-SCA Surgery Centers, Inc.***	CA	SC Affiliates, LLC (DE): 100%

Saddleback Outpatient Surgery Center, LLC	DE	SCA Surgicare of Laguna Hills, LLC (DE): 30.0305%

Salem Surgery Center, Ltd., an Oregon Limited Partnership	OR	Surgicare of Salem, LLC (DE): 70%; SC Affiliates, LLC (DE): 1%

San Diego Endoscopy Center	CA	Endoscopy Center Affiliates, Inc. (DE): 45%

Sarasota Endoscopy Center, LP	GA	NSC Sarasota, Inc.(DE): 82.1001%

Sarasota Surgery Center, Ltd.	FL	SCA-Sarasota, Inc. (FL): 89.90%

SC Affiliates, LLC	DE	Surgical Care Affiliates, LLC: 100%

SCA Danbury Surgical Center, LLC	DE	SunSurgery, LLC (DE): 100%

SCA Development, LLC	DE	SC Affiliates, LLC (DE): 100%

SCA Holding Company, Inc.	DE	SCA Surgery Holdings, LLC (DE): 100%

SCA Indiana Holdings, LLC	DE	SC Affiliates, LLC (DE): 25% Surgery Center Holding, LLC (DE): 25% SunSurgery, LLC (DE): 25% National Surgery Centers, LLC (DE): 25%

SCA Pacific Holdings, Inc.	CA	SC Affiliates, LLC (DE): 100%

Subsidiary	Jurisdiction of Formation	Direct Parent(s)
SCA Surgery Holdings, LLC	DE	Surgical Care Affiliates, LLC (DE): 100%

SCA-Albuquerque Surgery Properties, Inc.	NM	SC Affiliates, LLC (DE): 100%

SCA-Blue Ridge, LLC	DE	SC Affiliates, LLC (DE): 100%

SCA-Charleston, LLC	DE	SC Affiliates, LLC (DE): 100%

SCA-Citrus, Inc.	TN	SC Affiliates, LLC (DE): 100%

SCA-Colorado Springs, LLC	DE	SC Affiliates, LLC (DE): 100%

SCA-Eugene, Inc.	TN	SC Affiliates, LLC (DE): 100%

SCA-Florence, LLC	DE	SC Affiliates, LLC (DE): 100%

SCA-Fort Collins, Inc.	CO	SC Affiliates, LLC (DE): 100%

SCA-Fort Walton, Inc.	TN	SC Affiliates, LLC (DE): 100%

SCA-Gainesville, LLC	DE	SC Affiliates, LLC (DE): 100%

SCA-Honolulu, LLC	DE	SC Affiliates, LLC (DE): 100%

SCA-Mecklenburg Development Corp.	NC	SC Affiliates, LLC (DE): 100%

SCA-Mobile, LLC	DE	SC Affiliates, LLC (DE): 100%

SCA-Mt. Pleasant, LLC	DE	SC Affiliates, LLC (DE): 100%

SCA Nashville Surgery Center, L.L.C.	TN	Nashville-SCA Surgery Centers, Inc. (TN): 60%

SCA-Northeast Georgia Health, LLC	TN	SCA-Gainesville, LLC (TN): 50.1%

SCA-Paoli, LLC	DE	SC Affiliates, LLC (DE): 100%

SCA-San Luis Obispo, LLC	DE	SC Affiliates; LLC (DE): 100%

SCA-Santa Rosa, Inc.	CA	SC Affiliates, LLC (DE): 100%

SCA-Sarasota, Inc.	FL	SC Affiliates, LLC (DE): 100%

SCA-Shelby Development Corp.***	TN	SC Affiliates, LLC (DE): 100%

SCA-South Jersey, LLC	DE	SC Affiliates, LLC (DE): 100%

SCA-Wausau, LLC	DE	SC Affiliates, LLC (DE): 100%

SCA-Winter Park, Inc.***	TN	SC Affiliates, LLC (DE): 100%

SHC Atlanta, LLC	DE	Surgical Health, LLC (DE): 100%

SHC Austin, Inc.	GA	Surgical Health, LLC (DE): 100%

SHC Gwinnett, LLC	DE	Surgical Health, LLC (DE): 100%

SHC Hawthorn, Inc.	GA	Surgical Health, LLC (DE): 100%

SHC Melbourne, Inc.***	GA	Surgical Health, LLC (DE): 100%

SHC Tri-County, LLC	DE	Surgical Health, LLC (DE): 100%

SVOP Holdings, LLC	CA	Saddleback Outpatient Surgery Center, LLC (DE): 100%

Subsidiary	Jurisdiction of Formation	Direct Parent(s)
Shelby Surgery Properties, Inc.***	TN	SC Affiliates, LLC (DE): 100%

Somerset Surgery Center, Limited Partnership	KY	Walk-In and Walk-Out Surgery Center, LLC (DE): 72%

South County Outpatient Management, LLC	DE	Surgical Health, LLC (DE): 100%

South County Outpatient Surgery Center, L.P.	MO	South County Outpatient Management, LLC (DE): 82.2137%

Southwest Surgical Center of Bakersfield, L.P.	CA	National Surgery Centers — Bakersfield, Inc. (CA): 99%; SCA Holding Company, Inc. (DE): 1%

St. Cloud Outpatient Surgery Center, Ltd., a Minnesota Limited Partnership	MN	St. Cloud Surgical Center, LLC (DE): 20%

St. Cloud Surgical Center, LLC	DE	Surgery Center Holding, LLC (DE): 100%

SunSurgery, LLC	DE	Surgical Care Affiliates, LLC (DE): 100%

Surgery Care Affiliates, LLC	DE	ASC Acquisition LLC (DE): 100%

Surgical Care Affiliates Political Action Committee	AL	Surgical Care Affiliates, LLC (DE): 100%

Surgery Center Holding, LLC	DE	Surgical Care Affiliates, LLC (DE): 100%

Surgery Center of Colorado Springs, LLC	DE	SC Affiliates, LLC (DE): 100%

Surgery Center of Des Moines, LLC	DE	Surgery Center Holding, LLC (DE): 100%

Surgery Centers of Des Moines, Ltd., an Iowa Limited Partnership	IA	Surgery Center of Des Moines, LLC (DE): 74%

Surgery Center of Easton, LLC	DE	SC Affiliates, LLC (DE): 100%

Surgery Center of Fairfield County, LLC	DE	SunSurgery, LLC (DE): 100%

Surgery Center of Maui, LLC	DE	SC Affiliates, LLC (DE): 100%

Surgery Center of Muskogee, LLC	DE	SC Affiliates, LLC (DE): 100%

Surgery Center of Southern Pines, LLC	DE	Surgery Center Holding, LLC (DE): 100%

Surgery Center of Spokane, LLC	DE	SC Affiliates, LLC (DE): 100%

Surgery Center of Summerlin, LLC	DE	SC Affiliates, LLC (DE): 100%

Surgery Centers-West Holdings, LLC	DE	Surgical Care Affiliates, LLC (DE): 100%

Surgical Center of Elizabethtown, Limited Partnership	KY	NSC Elizabethtown, LLC (DE): 57%

Surgical Center of South Jersey, Limited Partnership	NJ	SCA-South Jersey, LLC (DE): 91.06%; SC Affiliates, LLC (DE): 0.73%

Surgical Health of Orlando, Inc.***	FL	Surgical Health, LLC (DE): 100%

Surgical Health, LLC	DE	Surgical Care Affiliates, LLC (DE): 100%

Subsidiary	Jurisdiction of Formation	Direct Parent(s)
Surgical Holdings, Inc.	DE	Surgical Care Affiliates, LLC (DE): 100%

Surgical Hospital Holdings of Oklahoma, LLC	DE	SCA Surgery Holdings, LLC (DE): 100%

Surgical Hospital of Oklahoma, L.L.C.	OK	Surgical Hospital Holdings of Oklahoma, LLC (DE): 60%

Surgical Properties of Houston, Inc.	TX	Specialized Surgery of Houston, Inc. (TN): 100%

Surgical Services of Sarasota, Inc.	FL	SC Affiliates, LLC (DE): 100%

Surgicare of Belleville, LLC	DE	Surgery Center Holding, LLC (DE): 100%

Surgicare of Huntsville, LLC	DE	Surgery Center Holding, LLC (DE): 100%

Surgicare of Jackson, LLC	DE	Surgery Center Holding, LLC (DE): 100%

Surgicare of Jackson, Ltd., a Mississippi Limited Partnership	MS	Surgicare of Jackson, LLC (DE): 40%

Surgicare of Joliet, Inc.	IL	Surgery Center Holding, LLC (DE): 100%

Surgicare of La Veta, Inc.	CA	Surgery Center Holding, LLC (DE): 100%

Surgicare of La Veta, Ltd., a California Limited Partnership	CA	Surgicare of La Veta, Inc. (CA): 30.3668%

SCA Surgicare of Laguna Hills, LLC	DE	Surgery Center Holding, LLC (DE): 100%

Surgicare of Minneapolis, LLC	DE	Surgery Center Holding, LLC (DE): 100%

Surgicare of Minneapolis, Ltd., a Minnesota Limited Partnership	MN	Surgicare of Minneapolis, LLC (DE): 68.3673%

Surgicare of Mobile, LLC	DE	Surgery Center Holding, LLC (DE): 100%

Surgicare of Oceanside, Inc.	CA	Surgery Center Holding, LLC (DE): 100%

Surgicare of Owensboro, LLC	DE	Surgery Center Holding, LLC (DE): 100%

Surgicare of Salem, LLC	DE	Surgery Center Holding, LLC (DE): 100%

Surgicenters of Southern California, Inc.	CA	Surgery Center Holding, LLC (DE): 100%

The Woodlands Surgery Systems, Inc.	DE	Surgical Health, LLC (DE): 100%

Thousand Oaks Endoscopy Center	CA	Endoscopy Center Affiliates, Inc (DE): 51%

Treasure Valley Hospital Limited Partnership	ID	Surgical Health, LLC (DE): 40.375%

Tri-County Surgery Center, L.P.	GA	SHC Tri-County, LLC (DE): 61%

Upland Outpatient Surgical Center, L.P.	CA	NSC Upland, LLC (DE): 82.8022%

Waco Outpatient Surgical Center, Inc.	TX	Surgery Center Holding, LLC (DE): 100%

Waco Surgical Center, Ltd.	TX	Waco Outpatient Surgical Center, Inc. (TX): 82.78%

Walk-In and Walk-Out Surgery Center, LLC	DE	National Surgery Centers, LLC (DE): 100%

Wausau Surgery Center, L.P.	TN	SCA-Wausau, LLC (DE): 50%; SC Affiliates, LLC (DE): 1%

Subsidiary	Jurisdiction of Formation	Direct Parent(s)
Wauwatosa Outpatient Surgery Center, LLC	DE	SC Affiliates, LLC (DE): 100%

Wauwatosa Surgery Center, Limited Partnership	WI	Wauwatosa Outpatient Surgery Center, LLC (DE): 51%

Wayland Square Surgicare GP, Inc.	RI	Surgery Center Holding, LLC (DE): 100%

Wayland Square Surgicare Acquisition, L.P.	RI	Surgery Center Holding, LLC (DE): 1%; Wayland Square Surgicare GP, Inc. (RI): 99%

West Coast Endoscopy Holdings, LLC	DE	SCA Surgery Holdings, LLC (DE): 100%

Winter Park, LLC	TN	SCA-Winter Park, Inc. (TN): 51%

Winter Park Surgery Center, L.P.	TN	Winter Park, LLC (TN): 33.5%; SCA-Winter Park, Inc. (TN): 1%

***	Excluded Equity Interests.

SCHEDULE 7.01(b)

Existing Liens

Liens arising under the capital lease obligations referred to in Schedule 7.03(b).

SCHEDULE 7.02(g)

Existing Investments

Name	State of Formation	% Owned by Borrower (Direct or Indirect)
ASC Operators, LLC	CA	49%
Conroe I GP, LLC	TX	18.26%
Conroe Surgery Center 2, Ltd.	TX	18.513%
Endoscopy West	OH	40%
Mid-Peninsula Endoscopy Center, GP	CA	27%
San Mateo Endoscopy Center, LP	CA	27%
Saddleback Outpatient Surgery Center, Ltd.	CA	37.2%
Surgery Center of Fort Collins, LLC	CO	25%
Tri-City Ambulatory Surgical Investors, Ltd.	CA	27.79%

SCHEDULE 7.03(b)

Existing Indebtedness

The following capital lease obligations:

Facility ID	Location	End Date	Interest Rate	12 Month Current Maturity	Long Term Portion	Total Debt
050003	Boca Raton, FL	10/31/14	7.70%	$427,449.19	$4,174,791.17	$4,602,240.36
050073	Mobile, AL	07/03/19	7.04%	$192,694.02	$3,309,313.84	$3,502,007.86
050099	San Jose, CA	04/30/08	7.21%	$332,998.52	$0.00	$332,998.52
050123	Winter Park, FL	09/12/13	7.21%	$185,282.56	$1,493,399.60	$1,678,682.16
050126	Wausau, WI	09/29/08	20.29%	$45,926.35	$8593.43	$54,519.78
050139	Anchorage, AK	06/17/16	9.86%	$189,679.66	$3,504,820.77	$3,694,500.43
050260	Fayetteville, NC	07/31/15	8.50%	$139,266.27	$1,409,679.04	$1,548,945.31
050266	Jacksonville, FL	12/31/07	6.25%	$22,184.33	$0.00	$22,184.33

Total				$1,535480.90	$13,900,597.85	$15,436,078.75

SCHEDULE 7.08

Transactions with Affiliates

None

SCHEDULE 7.09

Existing Restrictions

None

SCHEDULE 10.02

Administrative Agent’s Office, Certain Addresses for Notices

Borrower:	Surgical Care Affiliates, LLC P.O. Box 360688 Birmingham, AL 35244 Phone: (205) 545-2698 Fax: (205) 439-4781 Email: Sherri.Hickman@scasurgery.com Attention: Sherri Hickman

Administrative Agent:

JPMorgan Chase Bank, N.A.

1111 Fannin Street, Floor 10

Houston, TX 77002

Phone: (713) 750-2931

Fax: (713) 427-6307

Email: john.ngo@jpmchase.com

Attention: John Ngo

With a copy to:

JPMorgan Chase Bank, N.A.

383 Madison Avenue

New York, NY 10179

Phone: (212) 270-2472

Fax: (212) 270-3279

Email: dawn.leelum@jpmorgan.com

Attention: Dawn Lee Lum

EXHIBIT A

FORM OF

COMMITTED LOAN NOTICE

To:	JPMorgan Chase Bank, N.A., as Administrative Agent

383 Madison Avenue

New York, NY 10179

Attention:

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of June 29, 2007, as amended and restated as of June 30, 2011 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Surgical Care Affiliates, LLC (the “Borrower”), ASC Acquisition LLC (“Holdings”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto, J.P. Morgan Securities LLC, Barclays Capital, the investment banking division of Barclays Bank PLC, and Goldman Sachs Lending Partners LLC as joint bookrunners, Barclays Capital, the investment banking division of Barclays Bank PLC as syndication agent, and General Electric Capital Corporation, Goldman Sachs Bank USA, Natixis and The Royal Bank of Scotland PLC as documentation agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.02(a) of the Credit Agreement that it hereby requests (select one):

☐	A Borrowing of new Loans

☐	A conversion of Loans

☐	A continuation of Loans

to be made on the terms set forth below:

(A) Class of Borrowing[1]

(B) Date of Borrowing, conversion or continuation (which is a Business Day)

(C) Principal amount

[1]	Term, Class A Incremental Term or Revolving Credit.

(D) Type of Loan[2]

(E) Interest Period[3]

The above request has been made to the Administrative Agent by telephone at —.

[2]	Specify LIBOR or Base Rate.
[3]	Applicable for LIBOR Borrowings/Loans only.

2

SURGICAL CARE AFFILIATES, LLC

By:
Name:
Title:

3

EXHIBIT B

FORM OF

SWING LINE LOAN NOTICE

To:	JPMorgan Chase Bank, N.A., as Administrative Agent

383 Madison Avenue

New York, NY 10179

Attention:

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of June 29, 2007, as amended and restated as of June 30, 2011 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Surgical Care Affiliates, LLC (the “Borrower”), ASC Acquisition LLC (“Holdings”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto, J.P. Morgan Securities LLC, Barclays Capital, the investment banking division of Barclays Bank PLC, and Goldman Sachs Lending Partners LLC as joint lead arrangers and joint bookrunners, Barclays Capital, the investment banking division of Barclays Bank PLC as syndication agent, and General Electric Capital Corporation, Goldman Sachs Bank USA, Natixis and The Royal Bank of Scotland PLC as documentation agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to Section 2.04(b) of the Credit Agreement that the Borrower requests a Swing Line Borrowing under the Credit Agreement with the terms set forth below:

(A) Principal Amount to be Borrowed[1]

(B) Date of Borrowing (which is a Business Day)

The above request has been made to the Swing Line Lender and the Administrative Agent by telephone at —.

[1]	Shall be a minimum of $100,000 and an integral multiple of $100,000.

SURGICAL CARE AFFILIATES, LLC

By:
Name:
Title:

2

EXHIBIT C-1

LENDER: [—]

PRINCIPAL AMOUNT: $[—]

FORM OF

TERM NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, SURGICAL CARE AFFILIATES, LLC, a Delaware limited liability company (or its successors), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement dated as of June 29, 2007, amended and restated as of June 30, 2011 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Surgical Care Affiliates, LLC, ASC Acquisition LLC, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto, J.P. Morgan Securities LLC, Barclays Capital, the investment banking division of Barclays Bank PLC, and Goldman Sachs Lending Partners LLC as joint bookrunners, Barclays Capital, the investment banking division of Barclays Bank PLC as syndication agent, and General Electric Capital Corporation, Goldman Sachs Bank USA, Natixis and The Royal Bank of Scotland PLC as documentation agents) (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to [Incremental] Term Loans made by the Lender to the Borrower pursuant to Section [2.01(a)]1 [2.01(c)]2 of the Credit Agreement and (ii) interest from the date hereof at the rate or rates per annum and payable on such dates as provided in the Credit Agreement on the unpaid principal amount of all Term Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest on the [Incremental] Term Loans made by such Lender to the Borrower from their due dates at the rate or rates provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

[1]	Term Loan.
[2]	Applicable for Incremental Term Loan.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the [Incremental] Term Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

2

SURGICAL CARE AFFILIATES, LLC

By:
Name:
Title:

3

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

4

EXHIBIT C-2

LENDER: [—]

PRINCIPAL AMOUNT: $

FORM OF

REVOLVING CREDIT NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, SURGICAL CARE AFFILIATES, LLC, a Delaware limited liability company (or its successors), hereby severally promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the relevant Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement dated as of June 29, 2007, as amended and restated as of June 30, 2011 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Surgical Care Affiliates, LLC, ASC Acquisition LLC, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto, J.P. Morgan Securities LLC, Barclays Capital, the investment banking division of Barclays Bank PLC, and Goldman Sachs Lending Partners LLC as joint lead arrangers and joint bookrunners, Barclays Capital, the investment banking division of Barclays Bank PLC as syndication agent, and General Electric Capital Corporation, Goldman Sachs Bank USA, Natixis and The Royal Bank of Scotland PLC as documentation agents) (A) on the dates set forth in the Credit Agreement, the lesser of (i) the principal amount set forth above and (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and (B) interest from the date hereof on the principal amount from time to time outstanding on each such Revolving Credit Loan at the rate or rates per annum and payable on such dates as provided in the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest on the Revolving Loans made by such Lender to Borrower from their due dates at the rate or rates provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Revolving Credit Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

2

SURGICAL CARE AFFILIATES, LLC

By:
Name:
Title:

3

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

4

EXHIBIT D

FORM OF

COMPLIANCE CERTIFICATE

Reference is made to the Credit Agreement dated as of June 29, 2007, as amended and restated as of June 30, 2011 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Surgical Care Affiliates, LLC, ASC Acquisition LLC, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto, J.P. Morgan Securities LLC, Barclays Capital, the investment banking division of Barclays Bank PLC, and Goldman Sachs Lending Partners LLC as joint bookrunners, Barclays Capital, the investment banking division of Barclays Bank PLC as syndication agent, and General Electric Capital Corporation, Goldman Sachs Bank USA, Natixis and The Royal Bank of Scotland PLC as documentation agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Pursuant to Section 6.02(a) of the Credit Agreement, the undersigned, in his/her capacity as a Responsible Officer of the Borrower, certifies as follows:

1.	Pursuant to Section 6.01(a) of the Credit Agreement, the Borrower has delivered to the Administrative Agent the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of [insert fiscal year], and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of PricewaterhouseCoopers LLC or other independent registered public accounting firm of nationally recognized standing, prepared in accordance with generally accepted auditing standards and shall not be subject to any going concern or like qualification or exception.

2.	Attached hereto as Exhibit A is a report setting forth the information required by Section 6.02(d) of the Credit Agreement or confirming that there has been no change in such information since the Closing Date or the date of the last such report.

3.	Attached hereto as Exhibit B is a description of each event, condition or circumstance during the last fiscal quarter covered by this Compliance Certificate requiring a mandatory prepayment under Section 2.05(b) of the Credit Agreement.

4.	Attached hereto as Exhibit C is a list of each Subsidiary of the Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of this Compliance Certificate or a confirmation that there is no change in such information since the later of the Closing Date or the date of the last such list delivered to the Administrative Agent.

5.	To my knowledge, except as otherwise disclosed to the Administrative Agent in writing pursuant to the Credit Agreement, at no time during the period between [ ] and [ ] (the “Certificate Period”) did a Default or an Event of Default exist. [If unable to provide the foregoing certification, fully describe the reasons therefor and circumstances thereof and any action taken or proposed to be taken with respect thereto

[1.	Pursuant to Section 6.01(b) of the Credit Agreement, (A) the Borrower has delivered to the Administrative Agent the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of [insert fiscal quarter], and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year and (B) such financial statements fairly present in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to changes resulting from audit, normal year-end adjustments and the absence of footnotes.

2.	To my knowledge, except as otherwise disclosed to the Administrative Agent in writing pursuant to the Credit Agreement, at no time during the period between [ ] and [ ] (the “Certificate Period”) did a Default or an Event of Default exist. [If unable to provide the foregoing certification, fully describe the reasons therefor and circumstances thereof and any action taken or proposed to be taken with respect thereto.]

2

IN WITNESS WHEREOF, the undersigned, solely in his/her capacity as a Responsible Officer of the Borrower, has executed this certificate for and on behalf of Holdings and has caused this certificate to be delivered this      day of                     .

SURGICAL CARE AFFILIATES, LLC[1]

By:
Name:
Title:

[1]	To be executed by the chief financial officer and chief legal officer of the Borrower.

3

EXHIBIT E

FORM OF

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below) pursuant to Section 10.07 of the Credit Agreement dated as of June 29, 2007, as amended and restated as of June 30, 2011 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Surgical Care Affiliates, LLC, ASC Acquisition LLC, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto, J.P. Morgan Securities LLC, Barclays Capital, the investment banking division of Barclays Bank PLC, and Goldman Sachs Lending Partners LLC as joint bookrunners, Barclays Capital, the investment banking division of Barclays Bank PLC as syndication agent, and General Electric Capital Corporation, Goldman Sachs Bank USA, Natixis and The Royal Bank of Scotland PLC as documentation agents, receipt of a copy of which is hereby acknowledged by the Assignee. Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement, any other Loan Documents and any other documents or instruments delivered pursuant to any of the foregoing to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below (including participations in any Letters of Credit or Swing Line Loans included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Document or any other documents or instruments delivered pursuant to any of the foregoing or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor (the “Assignor”):

2.	Assignee (the “Assignee”):

Assignee is an Affiliate of: [Name of Lender]

Assignee is an Approved Fund of: [Name of Lender]

3.	Borrower:

4.	Administrative Agent: JPMorgan Chase Bank, N.A.

5.	Assigned Interest:

Facility	Aggregate Amount of Commitment/Loans of all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[1]
Class A Revolving Credit Facility	$	$		%
Class B Revolving Credit Facility	$	$		%
Class A Term Loans	$	$		%
Class B Term Loans	$	$		%
Class A Incremental Term Loans	$	$		%

Effective Date:

If the Assignee is not a Lender, such Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the other Loan Parties and their respective Affiliates or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

This Assignment and Assumption is being delivered to the Administrative Agent together with a processing and recordation fee of $3,500; provided that only one such fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds.

[1]	Set forth, to at least 8 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

2

The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor,

By:
Name:
Title:

[NAME OF ASSIGNEE], as Assignee,

By:
Name:
Title:

3

[Consented to and][2] Accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By:
Name:
Title:

[Consented to][3]:

[ ], as a Principal L/C Issuer,

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Swing Line Lender[4],

By:
Name:
Title:

[2]	No consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund.
[3]	No consent of the Principal L/C Issuers shall be required for any assignment of a Term Loan or any assignment to an Agent or an Affiliate of an Agent.
[4]	Only required for any assignment of any of the Revolving Credit Facility.

4

SURGICAL CARE AFFILIATES, LLC[5]

By:
Name:
Title:

[5]

No consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) of the Credit Agreement has occurred and is continuing, any Assignee except that the consent of the Borrower shall be required for assignments of Revolving Credit Commitments of either Class and Revolving Credit Loans of either Class to a Lender that is not a Class A Revolving Credit Lender or a Class B Revolving Credit Lender; provided that no such consent of the Borrower shall be required if an insolvency Event of Default or a payment Event of Default has occurred and is continuing.

5

EXHIBIT E

CREDIT AGREEMENT1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any Collateral thereunder, (iii) the financial condition of the Borrower or any of its Subsidiaries or Affiliates or any other Person obligated in respect of the Loan Documents or (iv) the performance or observance by Holdings, the Borrower or any of their Subsidiaries or Affiliates or any other Person of any of their obligations under the Loan Documents.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and

[1]	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Credit Agreement dated as of June 29, 2007, as amended and restated as of June 30, 2011 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Surgical Care Affiliates, LLC, ASC Acquisition LLC, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), J.P. Morgan Securities LLC, Barclays Capital, the investment banking division of Barclays Bank PLC, and Goldman Sachs Lending Partners LLC as joint lead arrangers and joint bookrunners, Barclays Capital, the investment banking division of Barclays Bank PLC as syndication agent, and General Electric Capital Corporation, Goldman Sachs Bank USA, Natixis and The Royal Bank of Scotland PLC as documentation agents.

without reliance on any Agent or any other Lender, and (v) if it is a Foreign Lender, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 3.01 of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Assignor, any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

2

EXHIBIT F

FORM OF

GUARANTY

[Reserved]

1

EXHIBIT G

FORM OF SECURITY

AGREEMENT

[Reserved]

1

EXHIBIT H-1

FORM OF

OPINION OF CLEARY GOTTLIEB STEEN & HAMILTON LLP –

NEW YORK COUNSEL TO LOAN PARTIES

1

EXHIBIT H-2

FORM OF

OPINION OF BRADLEY ARANT BOULT CUMMINGS LLP –

ALABAMA COUNSEL TO LOAN PARTIES

1

EXHIBIT I

FORM OF PERFECTION CERTIFICATE

Reference is made to the Credit Agreement dated as of June 29, 2007, as amended and restated as of June 30, 2011 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SURGICAL CARE AFFILIATES, LLC, a Delaware limited liability company (“Borrower”), ASC ACQUISITION LLC, a Delaware limited liability company (“Holdings”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), J.P. MORGAN SECURITIES LLC, BARCLAYS CAPITAL, the investment banking division of BARCLAYS BANK PLC, and GOLDMAN SACHS LENDING PARTNERS LLC as joint bookrunners, Barclays Capital, the investment banking division of Barclays Bank PLC as syndication agent, and General Electric Capital Corporation, Goldman Sachs Bank USA, Natixis and The Royal Bank of Scotland PLC as documentation agents. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Pledge and Security Agreement referred to therein, as applicable.

The undersigned, a Financial Officer and a Legal Officer of each of the Borrower and Holdings, hereby certify to the Administrative Agent and each other Secured Party as follows:

1. Names. (a) The exact legal name of each Grantor, as such name appears in its respective certificate of formation, is as follows:

Grantors
1.
2.
3.

(b) Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

	Grantor	Other Legal Name(s) in Past 5 Years	Date of Change
1.
2.
3.

(c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

1

(d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

	Grantor	All other names used by Grantor in the past five years
1.
2.
3.

(e) Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:

	Grantor	Organizational ID Number
1.
2.
3.

(f) Set forth below is the Federal Taxpayer Identification Number of each Grantor: [Only necessary for filing in North Dakota and South Dakota.]

	Grantor	Federal Taxpayer Identification Number
1.
2.
3.

2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

	Grantor	Mailing Address	County	State
1.
2.
3.

2

(b) Set forth below opposite the name of each Grantor are all locations not identified above where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an “*”):

	Grantor	Mailing Address	County	State
1.
2.
3.

(c) The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

	Grantor	Jurisdiction
1.
2.
3.

(d) Set forth below opposite the name of each Grantor are all the locations not identified above, where such Grantor maintains any Equipment or other Collateral in excess of $5,000,000 fair market value in the aggregate for such location:

	Grantor	Mailing Address	County	State
1.
2.
3.

(e) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

	Grantor	Mailing Address	County	State
1.
2.
3.

3

(f) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor in excess of the $5,000,000 for each such Person:

	Grantor	Mailing Address	County	State
1.
2.
3.

3. No Unusual Transactions. All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

4. File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

5. UCC Filings. Financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the collateral is comprised of fixtures, timber to be cut or as extracted collateral from the wellhead or minehead, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.

6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7. Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interest of each Grantor and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 7 is each equity investment held directly by Holdings, the Borrower or any Grantor that represents (i) equity interests in a Subsidiary or (ii) equity interests in a Strategic Joint Venture (as defined in the Credit Agreement but without giving effect to clause (ii) of the definition thereof).

8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all (a) promissory notes and other evidence of indebtedness (other than checks to be deposited in the ordinary course of business and other than intercompany indebtedness) held by Holdings, the Borrower and each Subsidiary that are required to be pledged under the Security Agreement in excess of $5,000,000 in aggregate principal amount, and (b) all intercompany notes between Holdings and each Subsidiary of Holdings or each Subsidiary of Holdings and each other such Subsidiary in excess of in aggregate principal amount $1,000,000.

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9. Advances. Attached hereto as Schedule 9 is (a) a true and correct list of all advances made by the Borrower to any Subsidiary or made by any Subsidiary to the Borrower or to any other Subsidiary (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Administrative Agent under the Pledge and Security Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Borrower or any Subsidiary.

10. Mortgage Filings. Attached hereto as Schedule 10 is a schedule setting forth, with respect to each Mortgaged Property, (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Administrative Agent to obtain a perfected security interest therein.

11. Intellectual Property. Attached hereto as Schedule 11(A) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Grantor’s Patents and Patent Applications, including the name of the registered owner, type, registration or application number and the expiration date (if already registered) of each Patent and Patent Application owned by any Grantor.

Attached hereto as Schedule 11(B) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Grantor’s Trademarks and Trademark Applications, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each Trademark and Trademark application owned by any Grantor.

Attached hereto as Schedule 11(C) in proper form for filing with the United States Copyright Office is a schedule setting forth all of each Grantor’s Copyrights (including the name of the registered owner, title and the registration number) and Copyright Applications (including the name of the registered owner and title) of each Copyright or Copyright Application owned by any Grantor.

12. Commercial Tort Claims. Attached hereto as Schedule 12 is a true and correct list of commercial tort claims in excess of $5,000,000 held by any Grantor for which a complaint has been filed in a court of competent jurisdiction, including a brief description thereof.

5

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [30]th day of June, 2011.

SURGICAL CARE AFFILIATES, LLC, as the Borrower

By:
[Name: Richard L. Sharff
Title: General Counsel]

By:
[Name: William L. Wann
Title: Chief Financial Officer]

ASC ACQUISITION LLC, as Holdings

By:
[Name: John E. Viola
Title: Vice President and Treasurer]

By:
[Name: Clive D. Bode
Title: Vice President and Secretary]

Signature Page for

Perfection Certificate

SCHEDULE 1

Changes in Corporate Structure

	Old Corporate Structure	New Corporate Structure	Effective Date
1.
2.
3.

SCHEDULE 5

UCC Financing Statements

SCHEDULE 6

Schedule of UCC Financing Statement Filings

	Grantor	Filing Location
1.
2.
3.

SCHEDULE 7

Stock Ownership and other Equity Interests

Issuer	Certificated Yes/No	State	Shareholder	Jurisdiction of Shareholder	Share Number	Percentage Ownership

SCHEDULE 8

Debt Instruments

	Name of Instrument	Date of Instrument	Maturity	Original Maker	Original Payee	Record Maker	Record Payee	Original Principal Amount	Comments
1.			—	—	—	—	—	—	—

SCHEDULE 9

Advances

SCHEDULE 10

Mortgage Filings

	Owner or Record Owner	Office in which Mortgage is Filed
1.
2.
3.

SCHEDULE 11(A)

Trademark Applications

	Registered Owner	Application Number	Filing Date
1.
2.
3.

Registered Trademarks

	Registered Owner	Registration Number	Expiration Date
1.
2.
3.

SCHEDULE 11(B)

Patent Applications

	Registered Owner	Application Number	Filing Date
1.		—	—

Patents

	Registered Owner	Registration Number	Expiration Date
1.		—	—

SCHEDULE 11(C)

Copyright Applications

	Registered Owner	Title	Application Number
1.
2.
3.

Copyrights

	Registered Owner	Title	Registration Number
1.
2.
3.

SCHEDULE 12

Commercial Tort Claims